                                                                                                     EXECUTION COPY

                                      GMACM HOME EQUITY LOAN TRUST 2007-HE2,

                                                      Issuer,

                                                        and

                                     THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                                 Indenture Trustee

                                             ________________________

                                                     INDENTURE

                                             ________________________

                                             Dated as of June 28, 2007

                                     GMACM HOME EQUITY LOAN-BACKED TERM NOTES

                                                 TABLE OF CONTENTS

                                                                                                             PAGE

ARTICLE I Definitions 2

ARTICLE III Covenants 4

         Section 4.02          Registration of and Limitations on Transfer and Exchange of Notes;

EXHIBITS
Exhibit A.........-        Form of Notes
Exhibit B.........-        Form of 144A Investment Representation
Exhibit C.........-        Form of Investor Representation Letter
Exhibit D.........-        Form of Transferor Certificate
Appendix A........-        Definitions

                                  RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
ACT OF 1939 AND INDENTURE PROVISIONS*

         Trust Indenture
         Act Section                                                               Indenture Section
         310(a)(1)...............................................................................6.11
         (a)(2)..................................................................................6.11
         (a)(3)..................................................................................6.10
         (a)(4)........................................................................Not Applicable
         (a)(5)..................................................................................6.11
         (b)...............................................................................6.08, 6.11
         (c)...........................................................................Not Applicable
         311(a)..................................................................................6.12
         (b).....................................................................................6.12
         (c)...........................................................................Not Applicable
         312(a).........................................................................7.01, 7.02(a)
         (b)..................................................................................7.02(b)
         (c)..................................................................................7.02(c)
         313(a)..................................................................................7.04
         (b).....................................................................................7.04
         (c).......................................................................7.03(a)(iii), 7.04
         (d).....................................................................................7.04
         314(a).........................................................................3.10, 7.03(a)
         (b).....................................................................................3.07
         (c)(1).....................................................................8.05(c), 10.01(a)
         (c)(2).....................................................................8.05(c), 10.01(a)
         (c)(3).......................................................................Not Applicable
         (d)(1).....................................................................8.05(c), 10.01(b)
         (d)(2).....................................................................8.05(c), 10.01(b)
         (d)(3).....................................................................8.05(c), 10.01(b)
         (e).................................................................................10.01(a)
         315(a)...............................................................................6.01(b)
         (b).....................................................................................6.05
         (c)..................................................................................6.01(a)
         (d)..................................................................................6.01(c)
         (d)(1)...............................................................................6.01(c)
         (d)(2)...............................................................................6.01(c)
         (d)(3)...............................................................................6.01(c)
         (e).....................................................................................5.13
         316(a)(1)(A)............................................................................5.11
         316(a)(1)(B)............................................................................5.12
         316(a)(2).....................................................................Not Applicable
         316(b)..................................................................................5.07
         317(a)(1)...............................................................................5.04
         317(a)(2)............................................................................5.03(d)
         317(b)...............................................................................3.03(a)
         318(a).................................................................................10.07

      *This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

         This Indenture,  dated as of June 28, 2007, is between GMACM Home Equity Loan Trust  2007-HE2,  a Delaware statutory  trust,  as issuer (the  "Issuer"),  and The Bank of New York Trust Company,  N.A., as indenture  trustee
(the "Indenture Trustee").

                                                    WITNESSETH:

         Each party  hereto  agrees as follows  for the  benefit of the other  party and for the equal and  ratable benefit of the  Noteholders and the Enhancer of the Issuer's  Series  2007-HE2 GMACM Home Equity  Loan-Backed  Term
Notes (the "Notes").

                                                 GRANTING CLAUSE:

         The Issuer hereby  Grants to the Indenture  Trustee on the Closing Date, as trustee for the benefit of the
Noteholders  and the  Enhancer,  all of the  Issuer's  right,  title and interest in and to all  accounts,  chattel paper,  general  intangibles,  contract rights,  payment  intangibles,  certificates of deposit,  deposit accounts, instruments,  documents,  letters  of  credit,  money,  advices of  credit,  investment  property,  goods and other property  consisting  of,  arising  under or related to whether  now  existing or  hereafter  created in any of the following:  (a) the Initial  Mortgage Loans and any Subsequent  Mortgage Loans, and all monies due or to become due thereunder;  (b) the  Custodial  Account,  Note  Payment  Account,  Pre-Funding  Account and  Capitalized  Interest
Account,  and all funds on deposit or credited  thereto from time to time; (c) all hazard insurance  policies;  (d)
the Yield Maintenance  Agreement;  and (e) all present and future claims,  demands,  causes and choses in action in respect of any or all of the  foregoing  and all  payments on or under,  and all  proceeds of every kind and nature whatsoever  in respect of, any or all of the  foregoing  and all  payments on or under,  and all  proceeds of every kind and  nature  whatsoever  in the  conversion  thereof,  voluntary  or  involuntary,  into cash or other  liquid property, all cash proceeds, accounts, accounts receivable,  notes, drafts, acceptances,  checks, deposit accounts, rights to payment of any and every kind,  and other forms of obligations  and  receivables,  instruments  and other property  which at any time  constitute  all or part of or are  included in the  proceeds  of any of the  foregoing
(collectively, the "Trust Estate" or the "Collateral").

         The  foregoing  Grant is made in trust to secure the  payment of  principal  of and  interest  on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice,  priority or distinction,  and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The  foregoing  Grant shall  inure to the  benefit of the  Enhancer in respect of draws made on the Policy and amounts  owing from time to time  pursuant to the  Insurance  Agreement  (regardless  of whether  such  amounts relate to the Notes or the  Certificates),  and such Grant shall  continue in full force and effect for the benefit of the Enhancer until all such amounts owing to it have been repaid in full.

         The Indenture  Trustee,  as trustee on behalf of the  Noteholders,  acknowledges  such Grant,  accepts the trust under this Indenture in accordance  with the provisions  hereof and agrees to perform its duties as Indenture
Trustee as required herein.

ARTICLE I

                                                    Definitions

Section 1.01......Definitions.  For all purposes of this Indenture,  except as otherwise  expressly provided herein or unless the context  otherwise  requires,  capitalized terms not otherwise defined herein shall have the meanings assigned  to such terms in the  Definitions  attached  hereto as  Appendix A, which is  incorporated  by  reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02......Incorporation  by  Reference  of  Trust  Indenture  Act.  Whenever  this  Indenture  refers  to a provision of the Trust  Indenture Act (the "TIA"),  such provision is  incorporated by reference in and made a part of this Indenture.  The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the  indenture  securities  means the Issuer and any other  obligor on the indenture securities.

                  All other TIA terms used in this Indenture  that are defined by TIA,  defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

Section 1.03......Rules of Construction.  Unless the context otherwise requires:

(a)      a term has the meaning assigned to it;

(b)      an accounting  term not otherwise  defined has the meaning  assigned to it in  accordance  with  generally accepted accounting principles as in effect from time to time;

(c)      "or" includes "and/or";

(d)      "including" means "including without limitation";

(e)      words in the singular include the plural and words in the plural include the singular;

(f)      the term "proceeds" has the meaning ascribed thereto in the UCC; and

(g)      any  agreement,  instrument or statute  defined or referred to herein or in any  instrument or certificate delivered  in  connection  herewith  means such  agreement,  instrument  or  statute as from time to time  amended, modified or  supplemented  and includes (in the case of agreements or  instruments)  references to all  attachments thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted  successors  and assigns.

ARTICLE II

                                            Original Issuance of Notes

Section 2.01......Form. The Notes,  together with the Indenture Trustee's  certificate of authentication,  shall be in substantially the form set forth in Exhibit A, with such appropriate  insertions,  omissions,  substitutions and other  variations as are required or permitted by this Indenture and may have such letters,  numbers or other marks of identification and such legends or endorsements placed thereon as may,  consistently  herewith, be determined by the officers  executing the Notes,  as evidenced by their  execution  thereof.  Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

         The Notes shall be  typewritten,  printed,  lithographed  or engraved  or produced by any  combination  of these methods,  all as determined by the Authorized  Officers executing such Notes, as evidenced by their execution of such Notes.

         The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

Section 2.02......Execution,  Authentication  and Delivery.  The Notes shall be executed on behalf of the Issuer by any of its  Authorized  Officers.  The  signature  of any such  Authorized  Officer  on the  Notes may be manual or facsimile.

         Notes bearing the manual or facsimile  signature of individuals who were at any time  Authorized  Officers of the Issuer  shall bind the  Issuer,  notwithstanding  that such  individuals  or any of them have ceased to hold such  offices  prior to the  authentication  and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture  Trustee shall upon Issuer Request  authenticate  and deliver Notes for original issue in an amount equal to the Initial  Aggregate  Note Balance.  The Class A-1,  Class A-2,  Class A-3,  Class A-4, Class A-5
and Class A-6 Notes shall have initial principal  amounts of the Initial Class A-1 Note Balance,  Initial Class A-2
Note Balance,  Initial Class A-3 Note Balance,  Initial Class A-4 Note Balance, Initial Class A-5 and Initial Class
A-6 Note Balance, respectively.

         Each Note  shall be dated  the date of its  authentication.  The Notes  shall be  issuable  as  registered
Book-Entry  Notes, and the Notes shall be issuable in minimum  denominations  of $25,000 and integral  multiples of
$1,000 in excess thereof.

         No Note shall be entitled to any benefit under this  Indenture or be valid or obligatory  for any purpose, unless there appears on such Note a certificate  of  authentication  substantially  in the form provided for herein executed  by the  Indenture  Trustee  by the  manual  signature  of one of its  authorized  signatories,  and  such certificate  upon any Note  shall be  conclusive  evidence,  and the only  evidence,  that  such Note has been duly authenticated and delivered hereunder.

ARTICLE III

                                                     Covenants

Section 3.01......Collection  of  Payments  with  Respect  to the  Mortgage  Loans.  The  Indenture  Trustee  shall establish and maintain with itself the Note Payment  Account in which the Indenture  Trustee shall,  subject to the terms of this paragraph,  deposit,  on the same day as it is received from the Servicer,  each remittance  received by the  Indenture  Trustee with respect to the Mortgage  Loans.  The  Indenture  Trustee shall make all payments of principal of and interest on the Notes,  subject to Section 3.03 as provided in Section 3.05  herein from monies on deposit in the Note Payment Account.

Section 3.02......Maintenance  of Office or Agency.  The Issuer will  maintain  in the City of New York,  New York, an office or agency where,  subject to  satisfaction  of conditions set forth herein,  Notes may be surrendered for registration  of transfer or exchange,  and where notices and demands to or upon the Issuer in respect of the Notes and this  Indenture may be served.  The Issuer  hereby  initially  appoints the  Indenture  Trustee to serve as its agent for the  foregoing  purposes.  If at any time the Issuer  shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof,  such surrenders,  notices and demands may be made or served at the Corporate  Trust Office,  and the Issuer hereby  appoints the Indenture  Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.03......Money  for  Payments  to Be Held in Trust;  Paying  Agent.  As  provided  in  Section  3.01,  all payments of amounts due and payable with respect to any Notes that are to be made from amounts  withdrawn  from the
Note Payment  Account  pursuant to Section 3.01 shall be made on behalf of the Issuer by the  Indenture  Trustee or by the Paying  Agent,  and no amounts so  withdrawn  from the Note  Payment  Account for payments of Notes shall be paid over to the Issuer  except as  provided  in this  Section  3.03.  The Issuer  hereby  appoints  the  Indenture
Trustee to act as  initial  Paying  Agent  hereunder.  The Issuer  will  cause  each  Paying  Agent  other than the
Indenture  Trustee to execute and deliver to the  Indenture  Trustee an instrument in which such Paying Agent shall agree with the  Indenture  Trustee  (and if the  Indenture  Trustee  acts as Paying  Agent,  it hereby so  agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

(a)      hold all sums  held by it for the  payment  of  amounts  due with  respect  to the  Notes in trust for the benefit of the Persons entitled  thereto until such sums shall be paid to such Persons or otherwise  disposed of as herein provided and pay such sums to such Persons as herein provided;

(b)      give the Indenture  Trustee and the Enhancer  written  notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(c)      at any time  during the  continuance  of any such  default,  upon the  written  request  of the  Indenture
Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(d)      immediately  resign as Paying  Agent and  forthwith  pay to the  Indenture  Trustee all sums held by it in trust for the  payment  of Notes,  if at any time it ceases to meet the  standards  required  to be met by a Paying
Agent at the time of its appointment;

(e)      comply with all  requirements of the Code with respect to the withholding  from any payments made by it on any Notes of any  applicable  withholding  taxes  imposed  thereon  and with  respect to any  applicable  reporting requirements in connection  therewith  (including reporting payments of interest on the Notes in excess of interest at the Net WAC Rate and  interest  on any of the  foregoing  in the form of  Interest  Carry  Forward  Amounts,  as payments on an interest rate cap agreement); and

(f)      deliver to the  Indenture  Trustee a copy of the  statement to  Noteholders  prepared with respect to each
Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

         The  Issuer  may at any time,  for the  purpose  of  obtaining  the  satisfaction  and  discharge  of this
Indenture or for any other purpose,  by Issuer Request direct any Paying Agent to pay to the Indenture  Trustee all sums held in trust by such Paying  Agent,  such sums to be held by the  Indenture  Trustee  upon the same trusts as those  upon  which the sums were held by such  Paying  Agent;  and upon such  payment  by any  Paying  Agent to the
Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable  laws with respect to escheat of funds,  any money held by the Indenture  Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and  remaining  unclaimed  for one year after  such  amount has become  due and  payable  shall be  discharged  from such trust and be paid to the
Issuer on Issuer  Request;  and the Noteholder of such Note shall  thereafter,  as an unsecured  general  creditor, look only to the Issuer for  payment  thereof  (but only to the extent of the amounts so paid to the  Issuer),  and all  liability  of the  Indenture  Trustee or such Paying  Agent with  respect to such trust money shall  thereupon cease;  provided,  however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment,  shall at the  expense  and  direction  of the  Issuer  cause to be  published  once,  in an  Authorized
Newspaper,  notice that such money remains unclaimed and that, after a date specified  therein,  which shall not be less than 30 days from the date of such  publication,  any unclaimed  balance of such money then  remaining will be repaid to the  Issuer.  The  Indenture  Trustee may also adopt and employ,  at the  expense  and  direction  of the
Issuer,  any other  reasonable  means of  notification  of such repayment  (including,  but not limited to, mailing notice of such  repayment  to the Enhancer  and  Noteholders  of the Notes which have been called but have not been surrendered  for  redemption  or  whose  right  to or  interest  in  monies  due and  payable  but not  claimed  is determinable  from the records of the Indenture  Trustee or of any Paying Agent,  at the last address of record for each such Noteholder).

Section 3.04......Existence.  The  Issuer  will keep in full  effect its  existence,  rights  and  franchises  as a statutory trust under the laws of the State of Delaware  (unless it becomes,  or any successor  Issuer hereunder is or  becomes,  organized  under the laws of any other state or of the United  States of  America,  in which case the
Issuer will keep in full effect its  existence,  rights and franchises  under the laws of such other  jurisdiction)
and will obtain and preserve its qualification to do business in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability of this Indenture,  the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05......Priority of Distributions; Defaulted Interest.

(a)      In accordance with  Section 3.03(a)  of the Servicing  Agreement,  the priority of  distributions  on each
Payment Date from Principal  Collections and Interest  Collections with respect to the Mortgage Loans, any optional advance of  delinquent  principal or interest on the Mortgage  Loans made by the Servicer in respect of the related
Collection  Period,  any Policy Draw Amount  deposited  into the Note  Payment  Account (to be applied  solely with respect  to the  payment of  amounts  described  in clauses  (ii) and (iii)  under this  Section 3.05(a)),  and any amounts  transferred to the Note Payment Account from the  Pre-Funding  Account and  Capitalized  Interest  Account
pursuant to Sections 3.18 and 3.19 of the Servicing Agreement, is as follows:

(i)      from  Interest  Collections,  to the  Enhancer,  the amount of the  premium  for the Policy and any unpaid premium  for the Policy from prior  Payment  Dates,  with  interest  thereon as provided in the  Insurance
         Agreement;

(ii)     from Interest  Collections,  any  Capitalized  Interest  Requirement  pursuant to  Section 3.19(b)  of the
         Servicing  Agreement and any Policy Draw Amount with respect to the Notes  deposited into the Note Payment
         Account on such Payment Date pursuant to Section  3.28(a)(ii),  to the Note Payment  Account,  for payment by the  Paying  Agent to the  Noteholders,  pro rata,  interest  for the  related  Interest  Period at the related Note Rate on the related Note  Balance  immediately  prior to such  Payment  Date,  excluding  any
         Relief Act  Shortfalls  allocated  thereto  pursuant to Section  3.05(d),  plus any such amount  remaining unpaid from prior Payment Dates;

(iii)    from  Principal  Collections  and any Policy  Draw Amount  with  respect to the Notes,  for payment by the
         Paying Agent to the Noteholders,  as a distribution of principal on the Notes, the Principal  Distribution
         Amount for such  Payment  Date to be  allocated  to each Class of Notes as  described  in Section  3.05(b)
         below, until the Note Balances thereof have been reduced to zero;

(iv)     from  Excess  Spread,  for  payment  by the  Paying  Agent to each Class of Notes,  as a  distribution  of principal on the Notes, in the priority set forth in section  3.05(b),  an amount equal to the Liquidation
         Loss  Distribution  Amount  (excluding  Liquidation Loss Amounts that have been allocated to the reduction of the Note  Balance of the Notes  pursuant  to Section  3.05(c)  hereof)  until the Note  Balance of each
         Class of Notes has been reduced to zero;

(v)      to the Enhancer,  to reimburse it for prior draws made on the Policy,  with  interest  thereon as provided in the Insurance Agreement;

(vi)     from  Excess  Spread,  for  payment by the Paying  Agent to the  Noteholders  of the Class of Notes in the
         priority set forth in Section 3.05(b), the  Overcollateralization  Increase Amount, if any, until the Note
         Balance of each Class of Notes has been reduced to zero;

(vii)    to the Enhancer,  any amounts owed to the Enhancer pursuant to the Insurance  Agreement other than amounts specified in clauses (i) or (v) above;

(viii)   to the Indenture  Trustee,  any amounts owing to the Indenture  Trustee  pursuant to  Section 6.07  to the extent remaining unpaid;

(ix)     after  application  of all Yield  Maintenance  Payments  with  respect to such Payment  Date,  from Excess
         Spread  remaining after the  distributions  pursuant to clauses (i) through  (viii),  to pay each Class of
         Notes and for payment by the Paying Agent  pursuant to the  irrevocable  instruction of the holders of the
         Class SB  Certificates  (as the  parties  otherwise  entitled  to such  amounts  as the owners of REMIC II
         Regular Interests SB-IO and SB-PO) as set forth in the Trust Agreement and incorporated  herein,  pro rata in accordance with their respective amounts of Interest Carry Forward Amounts;

(x)      any remaining  amount,  to the Distribution  Account,  for distribution to the holders of the Certificates by the Certificate Paying Agent in accordance with the Trust Agreement;

provided,  that on the Final  Payment  Date,  the amount that is required to be paid pursuant to clause (iii) above shall be equal to the Note Balance immediately prior to such Payment Date.

                  Amounts  distributed to the Noteholders  pursuant to the above clauses (ii), (iii), (iv) and (vi)
from Interest  Collections,  Principal  Collections and the Policy Draw Amount shall be treated for tax purposes as distributions  with respect to the REMIC II Regular  Interests  A-1,  A-2,  A-3,  A-4,  A-5 and A-6,  respectively.
Amounts  distributed  pursuant  to clause (x) shall be treated as having been  distributed  to the REMIC II Regular
Interest SB-IO.

                  On each Payment Date,  the Paying Agent shall apply,  from amounts on deposit in the Note Payment
Account,  and in accordance  with the Servicing  Certificate,  the amounts set forth above in the order of priority set forth in Section 3.05(a).

                  Amounts  paid to  Noteholders  shall  be paid in  respect  of the  Notes in  accordance  with the applicable  percentage  as set forth in  Section 3.05(e).  Interest  on the Class A-1 Notes will be computed on the basis of the actual number of days in each  Interest  Period and a 360 day year.  Interest on the Class A-2,  Class
A-3,  Class A-4,  Class A-5 and Class A-6 Notes  will be  computed  on the basis of a 360-day  year  consisting  of twelve 30-day  months.  Any  installment  of interest or principal  payable on any Note that is punctually  paid or duly provided for by the Issuer on the  applicable  Payment Date shall be paid to the  Noteholder of record thereof on the  immediately  preceding  Record Date by wire transfer to an account  specified in writing by such Noteholder reasonably  satisfactory  to the Indenture  Trustee,  or by check or money order mailed to such  Noteholder at such
Noteholder's  address  appearing in the Note Register,  the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's  Notes;  provided,  that the Indenture Trustee shall not pay to any such Noteholder any amounts required to be withheld from a payment to such Noteholder by the Code.

(b)      The  Principal  Distribution  Amount  distributable  pursuant to Section  3.05(a)(iii),  Liquidation  Loss
Distribution   Amounts   distributable   to  the  holders  of  the  Notes  pursuant  to  Section   3.05(a)(iv)  and
Overcollateralization  Increase Amounts  distributable to the holders of the Notes pursuant to Section  3.05(a)(vi)
will be distributed as follows:

(i)      first,  to the Class A-6  Notes,  an amount equal to the Class A-6  Lockout  Distribution  Amount for that payment date, until the Note Balance thereof has been reduced to zero; and

(ii)     second, to the Class A-1,  Class A-2,  Class A-3, Class A-4, Class A-5 and Class A-6 Notes (without regard to the Class A-6  Lockout  Distribution  Amount),  in that  order,  in each  case  until the Note  Balance thereof has been reduced to zero;

         provided,  however,  that if an Enhancer Default has occurred and is continuing,  payments of principal on the Notes  will be paid pro rata to the outstanding Classes of Notes.

(c)      Principal  of each Note shall be due and  payable in full on the Final  Payment  Date as  provided  in the applicable  form of Note set forth in Exhibits A. All  principal  payments on the Notes shall be made in accordance with the priorities set forth in  Sections 3.05(a)  and 3.05(b) to the Noteholders  entitled  thereto in accordance with the related  Percentage  Interests  represented  thereby.  Upon written notice to the Indenture Trustee by the
Issuer,  the  Indenture  Trustee  shall notify the Person in the name of which a Note is registered at the close of business on the Record Date  preceding the Final Payment Date or other final  Payment  Date,  as  applicable.  Such notice  shall be mailed or faxed no later than five  Business  Days prior to the Final  Payment  Date or such other final  Payment Date and,  unless such Note is then a Book-Entry  Note,  shall specify that payment of the principal amount and any interest due with  respect to such Note at the Final  Payment Date or such other final  Payment Date will be payable only upon  presentation  and  surrender of such Note,  and shall  specify the place where such Note may be presented and surrendered for such final payment.

                  On each Payment Date, the  Overcollateralization  Amount  available to cover any Liquidation Loss
Amounts on such  Payment  Date shall be deemed to be reduced by an amount  equal to such  Liquidation  Loss Amounts
(except to the extent  that such  Liquidation  Loss  Amounts  were  covered  on such  Payment  Date by a payment in respect of Liquidation Loss Amounts).

(d)      With  respect  to any  Payment  Date,  interest  payments  on the Notes  will be reduced by any Relief Act
Shortfalls  for the  related  Collection  Period on a pro rata  basis in  accordance  with the  amount of  interest payable on the Notes on such Payment Date, absent such reduction.

(e)      On each Payment Date, the Indenture Trustee shall apply any Yield  Maintenance  Payment first as a payment to the Holders of the Class A-1 Notes in an amount not to exceed the  Interest  Carry  Forward  Amount on the Class
A-1 Notes as of such Payment  Date,  and the remainder to the  Certificate  Paying Agent for payment to the Holders of the Class SB Certificates.

Section 3.06      Protection of Trust Estate.

(a)      The Issuer  shall from time to time execute and deliver all such  supplements  and  amendments  hereto and all such financing  statements,  continuation  statements,  instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i)      maintain or preserve  the lien and  security  interest  (and the  priority  thereof) of this  Indenture or carry out more effectively the purposes hereof;

(ii)     perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)    cause the Trust to enforce any of the Mortgage Loans; or

(iv)     preserve  and  defend  title  to the  Trust  Estate  and  the  rights  of the  Indenture  Trustee  and the
         Noteholders in such Trust Estate against the claims of all persons and parties.

(b)      Except as otherwise  provided in this  Indenture,  the  Indenture  Trustee shall not remove any portion of the Trust Estate that  consists of money or is evidenced by an  instrument,  certificate  or other writing from the jurisdiction  in which it was  held at the  date of the most  recent  Opinion  of  Counsel  delivered  pursuant  to
Section 3.07  (or from the  jurisdiction  in which it was held as described in the Opinion of Counsel  delivered at the  Closing  Date  pursuant  to  Section 3.07,  if no  Opinion  of  Counsel  has yet been  delivered  pursuant  to
Section 3.07)  unless the Indenture  Trustee shall have first received an Opinion of Counsel to the effect that the lien and security  interest  created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         The Issuer  hereby  designates  the  Indenture  Trustee  its agent and  attorney-in-fact  to  execute  any financing  statement,  continuation  statement  or  other  instrument  required  to be  executed  pursuant  to this
Section 3.06.

Section 3.07      Opinions as to Trust Estate.

         On the Closing Date,  the Issuer shall  furnish to the Indenture  Trustee and the Owner Trustee an Opinion
of Counsel at the expense of the Issuer  stating that,  upon delivery of the Mortgage Notes relating to the Initial
Mortgage Loans to the Indenture  Trustee or the Custodian in the State of Pennsylvania,  the Indenture Trustee will have a perfected, first priority security interest in such Mortgage Loans.

         On or before  December  31st in each  calendar  year,  beginning in 2006,  the Issuer shall furnish to the
Indenture  Trustee an Opinion of Counsel at the expense of the Issuer  either  stating that, in the opinion of such counsel,  no further action is necessary to maintain a perfected,  first priority security interest in the Mortgage
Loans  until  December 31 in the  following  calendar  year or, if any such  action is  required  to maintain  such security  interest in the Mortgage  Loans,  such Opinion of Counsel  shall also  describe  the  recording,  filing, re-recording and refiling of this Indenture,  any indentures  supplemental hereto and any other requisite documents and the execution and filing of any financing  statements and continuation  statements that will, in the opinion of such  counsel,  be required to maintain  the  security  interest  in the  Mortgage  Loans until  December 31 in the following calendar year.

Section 3.08      Performance of Obligations; Servicing Agreement.

(a)      The Issuer shall  punctually  perform and observe all of its obligations and agreements  contained in this
Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

(b)      The Issuer may contract  with other Persons to assist it in  performing  its duties under this  Indenture, and any performance of such duties by a Person identified to the Indenture  Trustee in an Officer's  Certificate of
the Issuer shall be deemed to be action taken by the Issuer.

(c)      The Issuer  shall not take any action or permit any action to be taken by others  that would  release  any
Person from any of such  Person's  covenants or  obligations  under any of the  documents  relating to the Mortgage
Loans or under any instrument  included in the Trust Estate, or that would result in the amendment,  hypothecation, subordination,  termination  or discharge  of, or impair the  validity or  effectiveness  of, any of the  documents relating to the Mortgage Loans or any such instrument,  except such actions as the Servicer is expressly  permitted to take in the Servicing Agreement.

(d)      The  Issuer  may  retain  an  administrator  and may enter  into  contracts  with  other  Persons  for the performance of the Issuer's  obligations  hereunder,  and performance of such  obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

Section 3.09      Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

(a)      except as expressly  permitted by this Indenture,  sell,  transfer,  exchange or otherwise  dispose of the
Trust Estate, unless directed to do so in writing by the Indenture Trustee pursuant to Section 5.04 hereof;

(b)      claim any credit on, or make any  deduction  from the  principal  or  interest  payable in respect of, the
Notes (other than amounts  properly  withheld  from such  payments  under the Code) or assert any claim against any present or former  Noteholder  by reason of the payment of the taxes levied or assessed  upon any part of the Trust
Estate;

(c)      (i)  permit  the validity or  effectiveness  of this Indenture to be impaired,  or permit the lien of this
Indenture  to be  amended,  hypothecated,  subordinated,  terminated  or  discharged,  or permit  any  Person to be released  from any  covenants  or  obligations  with  respect to the Notes  under this  Indenture  except as may be expressly  permitted hereby,  (ii) permit any lien, charge,  excise,  claim,  security interest,  mortgage or other encumbrance  (other  than the lien of this  Indenture)  to be  created on or extend to or  otherwise  arise upon or burden the Trust Estate or any part thereof or any interest  therein or the proceeds  thereof or  (iii) permit  the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

(d)      impair or cause to be impaired the Issuer's  interest in the Mortgage Loans, the Purchase  Agreement or in
any other  Basic  Document,  if any such  action  would  materially  and  adversely  affect  the  interests  of the
Noteholders or the Enhancer.

Section 3.10      Annual  Statement as to  Compliance.  The Issuer shall deliver to the Indenture  Trustee,  within
120 days after the end of each fiscal year of the Issuer  (commencing  with the fiscal year ending on December  31,
2006), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

(a)      a review of the  activities of the Issuer  during such year and of its  performance  under this  Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

(b)      to the best of such Authorized  Officer's  knowledge,  based on such review,  the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust  Agreement  throughout such year, or, if there has been a default  in its  compliance  with any such  condition  or  covenant,  specifying  each such default known to such Authorized Officer and the nature and status thereof.

Section 3.11      Recordation  of  Assignments.  The Issuer shall  enforce the  obligation,  if any, of the Sellers under the Purchase  Agreement to submit or cause to be  submitted  for  recordation  all  Assignments  of Mortgages within 60 days of receipt of recording information by the Servicer.

Section 3.12      Representations  and  Warranties  Concerning  the  Mortgage  Loans.  The  Indenture  Trustee,  as
pledgee of the Mortgage Loans,  shall have the benefit of (i) the  representations  and warranties made by GMACM in
Section 3.1(a)  and  Section 3.1(b)  of  the  Purchase  Agreement,  (ii) the  benefit  of the  representations  and warranties  made by WG Trust  2003 in  Section 3.1(d)  of the  Purchase  Agreement  and  (iii) the  benefit  of the representations  and  warranties  made by GMACM or WG Trust 2003,  as  applicable,  in Section 2 of any  Subsequent
Transfer  Agreement,  in each case,  concerning  the Mortgage  Loans and the right to enforce the remedies  against
GMACM or WG Trust 2003 provided in Section 3.1(e) of the Purchase Agreement,  as applicable,  to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

Section 3.13      Assignee  of Record of the  Mortgage  Loans.  As pledgee of the  Mortgage  Loans,  the  Indenture
Trustee shall hold title to the Mortgage  Loans by being named as payee in the  endorsements  or assignments of the
Mortgage  Notes and assignee in the  Assignments  of Mortgage to be  delivered  under  Section 2.1  of the Purchase
Agreement.  Except as expressly  provided in the Purchase  Agreement or in the Servicing  Agreement with respect to any specific  Mortgage  Loan,  the Indenture  Trustee shall not execute any  endorsement or assignment or otherwise release or transfer such title to any of the Mortgage  Loans until such time as the  remaining  Trust Estate may be released  pursuant to Section  8.05(b).  The  Indenture  Trustee's  holding of such title shall in all  respects be subject to its fiduciary obligations to the Noteholders hereunder.

Section 3.14      Servicer as Agent and Bailee of the Indenture  Trustee.  Solely for purposes of perfection  under
Section  9-313 or 9-314 of the UCC or other similar  applicable  law, rule or regulation of the state in which such property is held by the Servicer,  the Issuer and the Indenture  Trustee  hereby  acknowledge  that the Servicer is acting as agent and  bailee of the  Indenture  Trustee in holding  amounts  on  deposit  in the  Custodial  Account pursuant to Section 3.02 of the  Servicing  Agreement  that are  allocable to the  Mortgage  Loans,  as well as the agent and bailee of the Indenture  Trustee in holding any Related  Documents  released to the Servicer  pursuant to
Section  3.06(c) of the  Servicing  Agreement,  and any other items  constituting  a part of the Trust Estate which from time to time come into the possession of the Servicer.  It is intended  that, by the Servicer's  acceptance of such agency  pursuant to Section  3.02 of the  Servicing  Agreement,  the  Indenture  Trustee,  as a pledgee of the
Mortgage Loans, will be deemed to have possession of such Related  Documents,  such monies and such other items for purposes of Section 9-313 or 9-314 of the UCC of the state in which such property is held by the Servicer.

Section 3.15      Investment  Company  Act.  The  Issuer  shall not  become an  "investment  company"  or under the
"control" of an "investment  company" as such terms are defined in the  Investment  Company Act of 1940, as amended
(or any successor or amendatory  statute),  and the rules and regulations  thereunder (taking into account not only the  general  definition  of the term  "investment  company"  but also any  available  exceptions  to such  general definition);  provided,  however,  that the Issuer shall be in  compliance  with this Section 3.15 if it shall have obtained an order exempting it from  regulation as an "investment  company" so long as it is in compliance with the conditions imposed in such order.

Section 3.16      Issuer May Consolidate, etc.

(a)      The Issuer shall not consolidate or merge with or into any other Person, unless:

(i)      the Person (if other than the Issuer)  formed by or  surviving  such  consolidation  or merger  shall be a
         Person  organized  and  existing  under  the laws of the  United  States  of  America  or any state or the
         District of Columbia  and shall  expressly  assume,  by an  indenture  supplemental  hereto,  executed and delivered to the Indenture  Trustee,  in form reasonably  satisfactory to the Indenture  Trustee,  the due and punctual  payment of the principal of and interest on all Notes and to the  Certificate  Paying Agent, on behalf of the  Certificateholders  and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)     immediately  after  giving  effect to such  transaction,  no Event of Default  shall have  occurred and be continuing;

(iii)    the Enhancer  shall have  consented  thereto and each Rating  Agency  shall have  notified the Issuer that such transaction will not cause a Rating Event, without taking into account the Policy;

(iv)     the Issuer  shall have  received an Opinion of Counsel  (and shall have  delivered  copies  thereof to the
         Indenture  Trustee  and the  Enhancer)  to the effect  that such  transaction  will not have any  material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

(v)      any action that is necessary to maintain the lien and security  interest  created by this Indenture  shall have been taken; and

(vi)     the Issuer  shall have  delivered to the  Indenture  Trustee an  Officer's  Certificate  and an Opinion of
         Counsel each stating that such  consolidation or merger and such  supplemental  indenture comply with this
         Article III and that all conditions  precedent  herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b)      The Issuer shall not convey or transfer any of its properties or assets,  including  those included in the
Trust Estate, to any Person, unless:

(i)      the  Person  that  acquires  by  conveyance  or  transfer  the  properties  and  assets of the  Issuer the conveyance  or transfer of which is hereby  restricted  shall (A) be a United  States  citizen or a Person organized  and  existing  under the laws of the  United  States of  America  or any  state,  (B) expressly assumes,  by an indenture  supplemental  hereto,  executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture  Trustee,  the due and punctual  payment of the principal of and interest on all Notes and the  performance  or  observance of every  agreement  and covenant of this  Indenture on the part of the Issuer to be performed or observed,  all as provided herein,  (C) expressly agrees by means of such  supplemental  indenture  that all right,  title and  interest so conveyed  or  transferred  shall be subject and subordinate to the rights of Noteholders of the Notes,  (D) unless  otherwise provided in such supplemental  indenture,  expressly  agrees to indemnify,  defend and hold harmless the Issuer against and from any  loss,  liability  or  expense  arising  under or  related  to this  Indenture  and the Notes and
         (E) expressly  agrees by means of such supplemental  indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other  appropriate  Person)
         required by the Exchange Act in connection with the Notes;

(ii)     immediately  after giving effect to such  transaction,  no Default or Event of Default shall have occurred and be continuing;

(iii)    the Enhancer  shall have  consented  thereto,  and each Rating  Agency shall have notified the Issuer that such transaction will not cause a Rating Event, if determined without regard to the Policy;

(iv)     the Issuer  shall have  received an Opinion of Counsel  (and shall have  delivered  copies  thereof to the
         Indenture  Trustee)  to the  effect  that  such  transaction  will  not  have  any  material  adverse  tax consequence to the Issuer or any Noteholder;

(v)      any action that is necessary to maintain the lien and security  interest  created by this Indenture  shall have been taken; and

(vi)     the Issuer  shall have  delivered to the  Indenture  Trustee an  Officer's  Certificate  and an Opinion of
         Counsel each stating that such  conveyance or transfer and such  supplemental  indenture  comply with this
         Article III and that all conditions  precedent  herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

Section 3.17      Successor or Transferee.

(a)      Upon any  consolidation or merger of the Issuer in accordance with  Section 3.16(a),  the Person formed by or surviving  such  consolidation  or merger (if other than the Issuer) shall succeed to, and be  substituted  for, and may exercise  every right and power of, the Issuer under this  Indenture with the same effect as if such Person had been named as the Issuer herein.

(b)      Upon  a  conveyance  or  transfer  of  all  the  assets  and   properties   of  the  Issuer   pursuant  to
Section 3.16(b),  the Issuer shall be released from every  covenant and agreement of this  Indenture to be observed or performed on the part of the Issuer with respect to the Notes  immediately  upon the delivery of written  notice to the Indenture Trustee of such conveyance or transfer.

Section 3.18      No  Other  Business.  The  Issuer  shall  not  engage  in  any  business  other  than  financing, purchasing,  owning and selling and managing the Mortgage Loans and the issuance of the Notes and  Certificates  in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

Section 3.19      No Borrowing.  The Issuer shall not issue, incur,  assume,  guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.20      Guarantees,  Loans,  Advances and Other Liabilities.  Except as contemplated by this Indenture or the other Basic  Documents,  the Issuer shall not make any loan or advance or credit to, or guarantee  (directly or indirectly or by an instrument  having the effect of assuring  another's  payment or  performance on any obligation or capability of so doing or otherwise),  endorse or otherwise become contingently liable,  directly or indirectly, in  connection  with the  obligations,  stocks or dividends of, or own,  purchase,  repurchase or acquire (or agree contingently  to do so) any stock,  obligations,  assets or  securities  of, or any other  interest in, or make any capital contribution to, any other Person.

Section 3.21      Capital  Expenditures.  The Issuer  shall not make any  expenditure  (by  long-term  or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22      Owner Trustee Not Liable for  Certificates or Related  Documents.  The recitals  contained herein shall be taken as the  statements  of the  Issuer,  and the  Owner  Trustee  and the  Indenture  Trustee  assume no responsibility  for the correctness of the recitals  contained herein.  The Owner Trustee and the Indenture Trustee make no  representations  as to the validity or sufficiency of this Indenture or any other Basic  Document,  of the
Certificates  (other than the signatures of the Owner Trustee or the Indenture  Trustee on the Certificates) or the
Notes,  or of any  Related  Documents.  The  Owner  Trustee  and the  Indenture  Trustee  shall at no time have any responsibility  or  liability  with respect to the  sufficiency  of the Trust Estate or its ability to generate the payments  to be  distributed  to  Certificateholders  under the  Trust  Agreement  or the  Noteholders  under  this
Indenture,  including,  the  compliance  by the Depositor or the Sellers with any warranty or  representation  made under any Basic  Document or in any related  document or the accuracy of any such  warranty or  representation,  or any action of the  Certificate  Paying Agent,  the  Certificate  Registrar or any other person taken in the name of the Owner Trustee or the Indenture Trustee.

Section 3.23      Restricted  Payments.  The Issuer  shall not,  directly or  indirectly,  (i) pay any  dividend or make any  distribution  (by  reduction  of  capital  or  otherwise),  whether in cash,  property,  securities  or a combination  thereof,  to the Owner Trustee or any owner of a beneficial  interest in the Issuer or otherwise  with respect to any  ownership  or equity  interest or security in or of the Issuer,  (ii) redeem,  purchase,  retire or otherwise  acquire for value any such  ownership  or equity  interest  or security or (iii) set aside or  otherwise segregate any amounts for any such purpose;  provided,  however, that the Issuer may make, or cause to be made, (x)
distributions  to the Owner  Trustee and the  Certificateholders  as  contemplated  by, and to the extent funds are available for such purpose  under,  the Trust  Agreement and (y) payments to the Servicer  pursuant to the terms of the Servicing  Agreement.  The Issuer will not, directly or indirectly,  make payments to or distributions from the
Custodial Account except in accordance with this Indenture and the other Basic Documents.

Section 3.24      Notice of Events of Default.  The Issuer shall give the Indenture  Trustee,  the Enhancer and the
Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

Section 3.25      Further  Instruments  and Acts. Upon request of the Indenture  Trustee,  the Issuer shall execute and deliver such further  instruments  and do such further acts as may be  reasonably  necessary or proper to carry out more effectively the purposes of this Indenture.

Section 3.26      Statements  to  Noteholders.  On  each  Payment  Date,  each  of the  Indenture  Trustee  and the
Certificate  Registrar  shall make  available  to the  Depositor,  the Owner  Trustee,  each  Rating  Agency,  each
Noteholder  and each  Certificateholder,  with a copy to the Enhancer,  the Servicing  Certificate  provided to the
Indenture  Trustee by the  Servicer  relating to such Payment  Date and  delivered  pursuant to Section 4.01 of the
Servicing Agreement.

         The  Indenture  Trustee will make the Servicing  Certificate  (and, at its option,  any  additional  files containing  the same  information  in an  alternative  format)  available  each  month to  Securityholders  and the
Enhancer,  and other  parties to this  Indenture  via the  Indenture  Trustee's  internet  website.  The  Indenture
Trustee's  internet website shall initially be located at  "www.sfr.bankofny.com."  Assistance in using the website can be obtained by calling the  Indenture  Trustee's  customer  service  desk at (800)  332-4550.  Parties that are unable to use the above  distribution  options  are  entitled  to have a paper copy  mailed to them via first class mail by calling the customer  service desk and  indicating  such.  The  Indenture  Trustee  shall have the right to change  the way the  statement  to  Securityholders  are  distributed  in  order  to make  such  distribution  more convenient or more  accessible to the above  parties and the  Indenture  Trustee shall provide  timely and adequate notification to all above parties regarding any such changes.

Section 3.27      Determination  of Note Rate.  The  Indenture  Trustee  shall  determine  One-Month  LIBOR and the applicable  Note Rate for the  Class  A-1 Notes for each  Interest  Period  as of the  second  LIBOR  Business  Day immediately  preceding  (i) the Closing  Date in the case of the first  Interest  Period for the Notes and (ii) the first day of each  succeeding  Interest Period for the Class A-1 Notes,  and shall inform the Issuer,  the Servicer and the Depositor by means of the Indenture Trustee's online service.

Section 3.28      Payments under the Policy.

(a)      (i)               If the Servicing  Certificate  specifies a Policy Draw Amount for any Payment Date,  the
Indenture  Trustee  shall make a draw on the Policy in an amount  specified in the Servicing  Certificate  for such
Payment Date or, if no amount is  specified,  the  Indenture  Trustee shall make a draw on the Policy in the amount by which the amount on deposit in the Note Payment  Account is less than  interest due on the Notes on such Payment
Date.

(ii)     The  Indenture  Trustee  shall  deposit or cause to be  deposited  such  Policy  Draw Amount into the Note
         Payment Account on such Payment Date to the extent such amount relates to a Deficiency Amount.

(b)      The  Indenture  Trustee  shall  submit,  if a  Policy  Draw  Amount  is  specified  in  any  statement  to
Securityholders  prepared pursuant to Section 4.01 of the Servicing Agreement,  the Notice (in the form attached as
Exhibit A to the  Policy) to the  Enhancer  no later  than  12:00  noon,  New York City  time,  on the third  (3rd)
Business Day prior to the applicable Payment Date.

Section 3.29      Replacement/Additional  Enhancement.  The Issuer (or the  Servicer  on its  behalf)  may,  at its expense,  in accordance with and upon  satisfaction  of the conditions set forth herein,  but shall not be required to, obtain a surety bond,  letter of credit,  guaranty or reserve account as a Permitted  Investment for amounts on deposit in the Capitalized  Interest Account,  or may arrange for any other form of additional credit  enhancement;
provided,  that after prior notice  thereto,  no Rating  Agency shall have  informed the Issuer that a Rating Event would occur as a result thereof  (without taking the Policy into account);  and provided  further,  that the issuer of any such  instrument or facility and the timing and mechanism for drawing on such additional  enhancement  shall be  acceptable  to the  Indenture  Trustee and the  Enhancer.  It shall be a condition to  procurement  of any such additional  credit  enhancement that there be delivered to the Indenture Trustee and the Enhancer (a) an Opinion of
Counsel,  acceptable  in form to the  Indenture  Trustee and the  Enhancer,  from  counsel to the  provider of such additional credit  enhancement with respect to the  enforceability  thereof and such other matters as the Indenture
Trustee or the  Enhancer  may  require  and (b) an Opinion of Counsel to the effect  that the  procurement  of such additional  enhancement  would not (i) adversely  affect in any material respect the tax status of the Notes or the
Certificates  or (ii) cause the  Issuer to be taxable as an  association  (or a publicly  traded  partnership)  for federal  income tax purposes or to be classified as a taxable  mortgage pool within the meaning of Section  7701(i)
of the Code.

Section 3.30      Additional Representations of Issuer.

         The Issuer  hereby  represents  and warrants to the  Indenture  Trustee that as of the Closing Date (which representations and warranties shall survive the execution of this Indenture):

(a)      This Indenture  creates a valid and  continuing  security  interest (as defined in the applicable  UCC) in the Mortgage Notes in favor of the Indenture  Trustee,  which security interest is prior to all other Liens (except as expressly  permitted  otherwise  in this  Indenture),  and is  enforceable  as such as against  creditors of and purchasers from the Issuer.

(b)      The Mortgage Notes constitute "instruments" within the meaning of the applicable UCC.

(c)      The Issuer  owns and has good and  marketable  title to the  Mortgage  Notes free and clear of any Lien of any Person.

(d)      The original  executed  copy of each  Mortgage  Note (except for any Mortgage Note with respect to which a
Lost Note Affidavit has been delivered to the Custodian) has been delivered to the Custodian.

(e)      The Issuer has received a written  acknowledgment  from the Custodian  that the Custodian is acting solely as agent of the Indenture Trustee for the benefit of the Noteholders and the Enhancer.

(f)      Other than the  security  interest  granted to the  Indenture  Trustee  pursuant  to this  Indenture,  the
Issuer has not pledged,  assigned,  sold, granted a security interest in, or otherwise conveyed any of the Mortgage
Notes.  The Issuer  has not  authorized  the filing of and is not aware of any  financing  statements  against  the
Issuer that include a description  of  collateral  covering the Mortgage  Notes other than any financing  statement relating to the security  interest  granted to the Indenture  Trustee  hereunder or any security  interest that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g)      None of the Mortgage  Notes has any marks or notations  indicating  that they have been pledged,  assigned or otherwise  conveyed to any Person other than the Indenture  Trustee,  except for (i) any  endorsements  that are part of a complete chain of  endorsements  from the originator of the Mortgage Note to the Indenture  Trustee,  and
(ii) any marks or notations pertaining to Liens that have been terminated or released.

(h)      None of the  provisions of this Section 3.30 shall be waived without the prior written  confirmation  from
Standard & Poor's that such waiver  shall not result in a reduction or  withdrawal  of the  then-current  rating of the Notes.

Section 3.31      Yield Maintenance Agreement.

(a)      In the event that the  Indenture  Trustee does not receive by the  Business  Day  preceding a Payment Date the amount as specified by the Servicer pursuant to Section  4.01(a)(xix) of the Servicing  Agreement as the amount to be paid with  respect to such  Payment  Date by the YMA  Provider  under the Yield  Maintenance  Agreement,  the
Indenture  Trustee shall enforce the  obligation of the YMA Provider  thereunder.  The parties  hereto  acknowledge that the YMA Provider  shall make all  calculations,  and shall  determine the amounts to be paid,  under the Yield
Maintenance  Agreement.  Absent  manifest  error,  the  Indenture  Trustee may  conclusively  rely on any servicing certificate received by it from the Servicer pursuant to Section 4.01 of the Servicing Agreement.

(b)      The  Indenture  Trustee  shall  deposit or cause to be  deposited  any  amounts  received  under the Yield
Maintenance  Agreement  into the Note Payment  Account on the date such amounts are received  from the YMA Provider under the Yield Maintenance  Agreement (including  termination  payments,  if any). All payments received under the
Yield  Maintenance  Agreement  shall be distributed in accordance  with the priorities set forth in Section 3.05(e)
hereof.

ARTICLE IV

                                The Notes; Satisfaction And Discharge Of Indenture

Section 4.01      The Notes

(a)      The Notes shall be registered in the name of a nominee  designated by the  Depository.  Beneficial  Owners will hold  interests in the Notes  through the  book-entry  facilities of the  Depository  in minimum  initial Note
Balances of $25,000 and integral multiples of $1,000 in excess thereof.

         The Indenture  Trustee may for all purposes  (including the making of payments due on the Notes) deal with the  Depository  as the  authorized  representative  of the  Beneficial  Owners  with  respect to the Notes for the purposes of exercising the rights of Noteholders  hereunder.  Except as provided in the next  succeeding  paragraph of this  Section 4.01,  the  rights of  Beneficial  Owners  with  respect  to the Notes  shall be  limited to those established by law and agreements  between such Beneficial  Owners and the Depository and Depository  Participants.
Except as provided in  Section 4.08,  Beneficial  Owners shall not be entitled to definitive  certificates  for the
Notes as to which they are the Beneficial  Owners.  Requests and  directions  from, and votes of, the Depository as
Noteholder  of the Notes shall not be deemed  inconsistent  if they are made with respect to  different  Beneficial
Owners.  The  Indenture  Trustee may  establish  a  reasonable  record date in  connection  with  solicitations  of consents  from or voting by  Noteholders  and give  notice to the  Depository  of such  record  date.  Without  the consent of the Issuer and the Indenture  Trustee,  no Term Note may be transferred  by the  Depository  except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

         In the event the Depository Trust Company resigns or is removed as Depository,  the Indenture Trustee,  at the  request of the  Servicer  and with the  approval  of the  Issuer may  appoint a  successor  Depository.  If no successor  Depository has been appointed  within 30 days of the effective date of the  Depository's  resignation or removal,  each Beneficial Owner shall be entitled to certificates  representing  the Notes it beneficially  owns in the manner prescribed in Section 4.08.

         The Notes shall, on original  issue, be executed on behalf of the Issuer by the Owner Trustee,  not in its individual  capacity but solely as Owner Trustee and upon Issuer  Order,  authenticated  by the Note  Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

Section 4.02      Registration  of and  Limitations on Transfer and Exchange of Notes;  Appointment of Certificate
Registrar.  The Issuer shall cause to be kept at the  Indenture  Trustee's  Corporate  Trust Office a Note Register
in which,  subject to such  reasonable  regulations as it may prescribe,  the Note Registrar  shall provide for the registration  of Notes and of transfers and exchanges of Notes as herein  provided.  The Issuer hereby appoints the
Indenture Trustee as the initial Note Registrar.

         Subject to the restrictions  and limitations set forth below,  upon surrender for registration of transfer of any Note at the Corporate  Trust Office,  the Issuer shall execute,  and the Note Registrar  shall  authenticate and deliver, in the name of the designated  transferee or transferees,  one or more new Notes in authorized initial
Note Balances evidencing the same aggregate Percentage Interests.

         Subject to the  foregoing,  at the option of the  Noteholders,  Notes may be exchanged  for other Notes of like tenor, in each case in authorized initial Note Balances  evidencing the same aggregate  Percentage  Interests, upon  surrender of the Notes to be  exchanged at the  Corporate  Trust Office of the Note  Registrar.  Whenever any
Notes are so surrendered  for exchange,  the Issuer shall execute and the Note  Registrar  shall  authenticate  and deliver the Notes  which the  Noteholder  making the  exchange is  entitled  to  receive.  Each Note  presented  or surrendered  for  registration  of  transfer  or exchange  shall (if so  required  by the Note  Registrar)  be duly endorsed by, or be  accompanied by a written  instrument of transfer in form  reasonably  satisfactory  to the Note
Registrar duly executed by, the Noteholder  thereof or his attorney duly  authorized in writing with such signature guaranteed  by a commercial  bank or trust  company  located or having a  correspondent  located in The City of New
York.  Notes  delivered  upon any such  transfer  or  exchange  will  evidence  the same  obligations,  and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service  charge shall be imposed for any  registration  of transfer or exchange of Notes,  but the Note
Registrar  shall require  payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         All Notes  surrendered for  registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

         The Issuer hereby appoints the Indenture  Trustee as Certificate  Registrar to keep at its Corporate Trust
Office a  Certificate  Register  pursuant  to  Section 3.09  of the  Trust  Agreement  in  which,  subject  to such reasonable  regulations  as it may prescribe,  the  Certificate  Registrar  shall provide for the  registration  of
Certificates  and of  transfers  and  exchanges  thereof  pursuant  to  Section 3.05  of the Trust  Agreement.  The
Indenture Trustee hereby accepts such appointment.

         Each  purchaser of a Note, by its  acceptance of the Note,  shall be deemed to have  represented  that the acquisition  of such Note by the  purchaser  does not  constitute  or give rise to a prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code, for which no statutory,  regulatory or  administrative  exemption is available.

Section 4.03      Mutilated,  Destroyed,  Lost or Stolen Notes.  If (i) any mutilated  Note is  surrendered  to the
Indenture  Trustee,  or the Indenture  Trustee receives  evidence to its  satisfaction of the destruction,  loss or theft of any Note,  and (ii) there is  delivered  to the  Indenture  Trustee  such  security or indemnity as may be required  by it and the Issuer to hold the Issuer and the  Indenture  Trustee  harmless,  then,  in the  absence of notice to the Issuer,  the Note Registrar or the Indenture  Trustee that such Note has been acquired by a bona fide purchaser,  and provided that the  requirements of Section 8 405 of the UCC are met, the Issuer shall execute,  and upon its request the  Indenture  Trustee  shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Note, a replacement Note of the same class;  provided,  however, that if any such  destroyed,  lost or stolen Note,  but not a mutilated  Note,  shall have become or within seven days shall be due and payable,  instead of issuing a replacement  Note,  the Issuer may pay such  destroyed,  lost or stolen Note when so due or payable without  surrender  thereof.  If, after the delivery of such  replacement Note or payment of a destroyed,  lost or stolen Note pursuant to the proviso to the preceding  sentence,  a bona fide purchaser of the original  Note in lieu of which such  replacement  Note was issued  presents for payment such  original  Note,  the
Issuer and the  Indenture  Trustee  shall be entitled to recover such  replacement  Note (or such payment) from the
Person  to whom it was  delivered  or any  Person  taking  such  replacement  Note  from  such  Person to whom such replacement  Note was  delivered  or any  assignee  of such  Person,  except a bona  fide  purchaser,  and shall be entitled to recover upon the security or indemnity  provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this  Section 4.03,  the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other reasonable  expenses  (including the fees and expenses of the Indenture  Trustee)
connected therewith.

         Every  replacement Note issued pursuant to this  Section 4.03 in replacement of any mutilated,  destroyed, lost or stolen Note shall constitute an original additional  contractual  obligation of the Issuer,  whether or not the mutilated,  destroyed,  lost or stolen Note shall be at any time  enforceable by anyone,  and shall be entitled to all the  benefits  of this  Indenture  equally  and  proportionately  with any and all other  Notes duly  issued hereunder.

         The  provisions of this  Section 4.03  are exclusive and shall  preclude (to the extent  lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04      Persons Deemed Owners.  Prior to due  presentment  for  registration of transfer of any Note, the
Issuer,  the Indenture  Trustee and any agent of the Issuer or the Indenture  Trustee may treat the Person in whose name any  Note is  registered  (as of the day of  determination)  as the  owner of such  Note  for the  purpose  of receiving  payments of  principal  of and  interest,  if any, on such Note and for all other  purposes  whatsoever, whether or not such Note be overdue,  and none of the Issuer,  the Indenture  Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.05      Cancellation.   All  Notes  surrendered  for  payment,  registration  of  transfer,  exchange  or redemption  shall,  if  surrendered to any Person other than the Indenture  Trustee,  be delivered to the Indenture
Trustee  and shall be  promptly  cancelled  by the  Indenture  Trustee.  The Issuer may at any time  deliver to the
Indenture  Trustee for  cancellation any Notes previously  authenticated  and delivered  hereunder which the Issuer may have  acquired  in any  manner  whatsoever,  and all Notes so  delivered  shall be  promptly  cancelled  by the
Indenture  Trustee.  No Notes shall be  authenticated in lieu of or in exchange for any Notes cancelled as provided in this  Section  4.05,  except as  expressly  permitted  by this  Indenture.  All  cancelled  Notes may be held or disposed of by the Indenture  Trustee in accordance with its standard  retention or disposal policy as in effect at the time unless the Issuer  shall direct by an Issuer  Request that they be destroyed or returned to it;  provided, however,  that such Issuer  Request is timely and the Notes have not been  previously  disposed of by the Indenture
Trustee.

Section 4.06      Book-Entry  Notes.  The  Notes,  upon  original  issuance,   shall  be  issued  in  the  form  of
typewritten Notes  representing the Book-Entry Notes, to be delivered to The Depository Trust Company,  the initial
Depository,  by, or on behalf of, the Issuer.  Such Notes shall  initially be  registered  on the Note  Register in the name of Cede & Co., the nominee of the initial  Depository,  and no Beneficial Owner shall receive a Definitive
Note  representing such Beneficial  Owner's interest in such Note,  except as provided in Section 4.08.  Unless and until  definitive,  fully registered Notes (the "Definitive  Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

(a)      the provisions of this Section 4.06 shall be in full force and effect;

(b)      the Note  Registrar  and the  Indenture  Trustee  shall be  entitled to deal with the  Depository  for all purposes of this  Indenture  (including  the payment of  principal  of and  interest on the Notes and the giving of instructions  or  directions  hereunder)  as the sole  holder of the  Notes,  and shall have no  obligation  to the
Beneficial Owners;

(c)      to the  extent  that the  provisions  of this  Section 4.06  conflict  with any other  provisions  of this
Indenture, the provisions of this Section 4.06 shall control;

(d)      the rights of Beneficial  Owners shall be exercised  only through the  Depository  and shall be limited to those  established  by law and  agreements  between  such  Owners of Notes  and the  Depository  or the  Depository
Participants.  Unless and until Definitive  Notes are issued pursuant to Section 4.08, the initial  Depository will make book-entry  transfers among the Depository  Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

(e)      whenever this Indenture  requires or permits actions to be taken based upon  instructions or directions of
Noteholders of Notes  evidencing a specified  percentage of the Note Balances of the Notes, the Depository shall be deemed to  represent  such  percentage  only to the extent that it has  received  instructions  to such effect from
Beneficial Owners or Depository  Participants  owning or representing,  respectively,  such required  percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

Section 4.07      Notices  to  Depository.  Whenever  a notice or other  communication  to the  Noteholders  of the
Notes is required  under this  Indenture,  unless and until  Definitive  Notes shall have been issued to Beneficial
Owners  pursuant to Section 4.08, the Indenture  Trustee shall give all such notices and  communications  specified herein to be given to  Noteholders of the Notes to the  Depository,  and shall have no obligation to the Beneficial
Owners.

Section 4.08      Definitive  Notes.  If (i) the  Depositor  determines that the Depository is no longer willing or able to properly discharge its  responsibilities  with respect to the Notes and the Depositor is unable to locate a qualified successor,  (ii) the Depositor,  with the prior consent of the Beneficial Owners,  notifies the Indenture
Trustee and the  Depository  that it has elected to terminate the  book-entry  system  through the  Depository,  or
(iii) after the occurrence of an Event of Default,  Beneficial Owners of Notes  representing  beneficial  interests aggregating  at least a majority of the aggregate  Term Note Balance of the Notes advise the  Depository in writing that the  continuation  of a book-entry  system  through the  Depository is no longer in the best  interests of the
Beneficial  Owners,  then the  Depository  shall  notify all  Beneficial  Owners and the  Indenture  Trustee of the
occurrence of any such event and of the  availability  of  Definitive  Notes to Beneficial  Owners  requesting  the same.  Upon  surrender by the  Depository  to the  Indenture  Trustee of the  typewritten  Notes  representing  the
Book-Entry Notes by the Depository (or Percentage  Interest of the Book-Entry Notes being  transferred  pursuant to clause (iii) above), accompanied by registration  instructions,  the Issuer shall execute and the Indenture Trustee shall  authenticate  the  Definitive  Notes in accordance  with the  instructions  of the  Depository.  None of the
Issuer,  the  Note  Registrar  or the  Indenture  Trustee  shall  be  liable  for any  delay  in  delivery  of such instructions,  and each may  conclusively  rely on, and shall be protected in relying on, such  instructions.  Upon the issuance of Definitive  Notes,  the Indenture  Trustee shall recognize the Noteholders of the Definitive  Notes as Noteholders.

Section 4.09      Tax Treatment.  The Issuer has entered into this  Indenture,  and the Notes will be issued,  with the intention  that, for federal,  state and local income,  single  business and franchise tax purposes,  the Notes
(exclusive  of any payment  pursuant to the Yield  Maintenance  Agreement or in respect of Interest  Carry  Forward
Amounts)  will  qualify  as  regular  interests  in a REMIC as  defined  in the  Code,  which  will be  treated  as indebtedness  for purposes of such taxes.  The Issuer,  by entering into this Indenture,  and each  Noteholder,  by its  acceptance  of its Note  (and  each  Beneficial  Owner by its  acceptance  of an  interest  in the  applicable
Book-Entry Note),  agree to treat the Notes (exclusive of any payment pursuant to the Yield  Maintenance  Agreement or in respect of Interest  Carry  Forward  Amounts)  for  federal,  state and local  income,  single  business  and franchise  tax  purposes  as (i)  regular  interests  in a REMIC as defined  in the Code,  which will be treated as indebtedness  for  purposes of such taxes and (ii) the right to receive  payments  from outside the REMIC under the
Yield Maintenance Agreement and in respect of Interest Carry Forward Amounts.

Section 4.10      Satisfaction  and  Discharge of Indenture.  This  Indenture  shall cease to be of further  effect with respect to the Notes except as to (i) rights of  registration of transfer and exchange,  (ii)  substitution of mutilated,  destroyed,  lost or stolen Notes,  (iii) rights of Noteholders to receive payments of principal thereof and interest  thereon,  (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights,  obligations and immunities of the Indenture  Trustee  hereunder  (including the rights of the Indenture  Trustee under Section 6.07 and the  obligations  of the  Indenture  Trustee  under  Section  4.11)  and  (vi) the  rights  of  Noteholders  as beneficiaries  hereof with respect to the property so deposited  with the Indenture  Trustee  payable to all or any of them, and the Indenture  Trustee,  on written  demand of and at the expense of the Issuer,  shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                           (A)      either:

(1)      all Notes  theretofore  authenticated  and delivered (other than (i) Notes that have been destroyed,  lost or  stolen  and  that  have  been  replaced  or paid as  provided  in  Section 4.03  and
                           (ii) Notes  for  whose  payment  money  has  theretofore  been  deposited  in  trust  or segregated  and held in trust by the  Issuer  and  thereafter  repaid  to the  Issuer or discharged  from such trust,  as provided in  Section 3.03)  have been  delivered to the
                           Indenture Trustee for cancellation; or

(2)      all Notes not theretofore delivered to the Indenture Trustee for cancellation:

a)       have become due and payable;

                                            b)   will become due and payable at the Final  Payment  Date within one year; or

                                            c)   have  been  declared  immediately  due  and  payable  pursuant  to
                                    Section 5.02.

         and the Issuer,  in the case of (a) and (b) above,  has irrevocably  deposited or caused to be irrevocably deposited  with the  Indenture  Trustee cash or direct  obligations  of or  obligations  guaranteed by the
         United  States of America  (which will mature  prior to the date such amounts are  payable),  in trust for such purpose,  in an amount  sufficient to pay and  discharge  the entire  indebtedness  on such Notes and
         Certificates  then Outstanding not theretofore  delivered to the Indenture  Trustee for cancellation  when due on the Final  Payment  Date, as evidenced to the  Indenture  Trustee by an  accountant's  letter or an
         Officer's Certificate of the Issuer;

                           (B)      the Issuer has paid or caused to be paid all other sums payable  hereunder  and under the Insurance Agreement by the Issuer; and

                           (C)      the  Issuer  has  delivered  to the  Indenture  Trustee  and  the  Enhancer  an
                  Officer's  Certificate  and an Opinion of Counsel,  each meeting the applicable  requirements  of
                  Section 10.01  and each stating that all  conditions  precedent  herein  provided for relating to the  satisfaction  and discharge of this Indenture have been complied with and, if the Opinion of
                  Counsel relates to a deposit made in connection  with  Section 4.10(A)(2)b.  above,  such opinion shall  further  be to the  effect  that  such  deposit  will not have any  material  adverse  tax consequences to the Issuer, any Noteholders or any Certificateholders.

Section 4.11      Application  of Trust  Money.  All  monies  deposited  with the  Indenture  Trustee  pursuant  to
Section 4.10 hereof shall be held in trust and applied by it, in  accordance  with the  provisions of the Notes and this Indenture,  to the payment,  either  directly or through any Paying Agent or Certificate  Paying Agent, as the
Indenture Trustee may determine,  to the  Securityholders of Securities,  of all sums due and to become due thereon for principal and interest;  but such monies need not be segregated  from other funds except to the extent required herein or required by law.

Section 4.12      Subrogation and  Cooperation.  The Issuer and the Indenture  Trustee  acknowledge that (i) to the extent the  Enhancer  makes  payments  under the Policy on account of  principal  of or interest on the Notes,  the
Enhancer  will be fully  subrogated to the rights the  Noteholders  to receive such  principal  and  interest,  and
(ii) the  Enhancer  shall be paid such  principal  and  interest  only from the sources and in the manner  provided herein and in the Insurance Agreement for the payment of such principal and interest.

         The Indenture  Trustee shall  cooperate in all respects  with any  reasonable  request by the Enhancer for action to preserve or enforce the Enhancer's  rights or interest  under this Indenture or the Insurance  Agreement, consistent  with this  Indenture and without  limiting the rights of the  Noteholders as otherwise set forth in the
Indenture,  including  upon the occurrence and  continuance of a default under the Insurance  Agreement,  a request
(which request shall be in writing) to take any one or more of the following actions:

(i)      institute  Proceedings  for the  collection  of all  amounts  then  payable  on the  Notes or  under  this
         Indenture in respect to the Notes and all amounts  payable  under the  Insurance  Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

(ii)     sell the Trust  Estate or any  portion  thereof or rights or  interest  therein,  at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

(iii)    file or record all assignments that have not previously been recorded;

(iv)     institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

(v)      exercise any remedies of a secured  party under the UCC and take any other  appropriate  action to protect and enforce the rights and remedies of the Enhancer hereunder.

         Following  the  payment  in full of the  Notes,  the  Enhancer  shall  continue  to have  all  rights  and privileges  provided to it under this  Section and  in all other  provisions of this  Indenture,  until all amounts owing to the Enhancer have been paid in full.

Section 4.13      Repayment of Monies Held by Paying Agent.  In connection with the  satisfaction  and discharge of this  Indenture  with  respect to the Notes,  all monies then held by any Paying  Agent  (other than the  Indenture
Trustee) under the provisions of this  Indenture  with respect to such Notes shall,  upon demand of the Issuer,  be paid to the Indenture  Trustee to be held and applied  according to Section 3.05; and thereupon,  such Paying Agent shall be released from all further liability with respect to such monies.

Section 4.14      Temporary  Notes.  Pending the  preparation of any Definitive  Notes,  the Issuer may execute and upon its written  direction,  the Indenture  Trustee may  authenticate  and make available for delivery,  temporary
Notes that are  printed,  lithographed,  typewritten,  photocopied  or  otherwise  produced,  in any  denomination, substantially  of the tenor of the  Definitive  Notes in lieu of which they are  issued  and with such  appropriate insertions,  omissions,  substitutions and other variations as the officers executing such Notes may determine,  as evidenced by their execution of such Notes.

         If  temporary  Notes  are  issued,  the  Issuer  will  cause  Definitive  Notes  to  be  prepared  without unreasonable  delay.  After the preparation of the Definitive  Notes, the temporary Notes shall be exchangeable for
Definitive  Notes upon surrender of the temporary Notes at the office or agency of the Indenture  Trustee,  without charge to the  Noteholder.  Upon surrender for  cancellation of any one or more temporary  Notes,  the Issuer shall execute and the Indenture  Trustee shall  authenticate  and make  available  for  delivery,  in exchange  therefor,
Definitive  Notes  of  authorized  denominations  and of like  tenor  and  aggregate  principal  amount.  Until  so exchanged,  such  temporary  Notes shall in all respects be entitled to the same benefits  under this  Indenture as
Definitive Notes.

ARTICLE V

                                               Default And Remedies

Section 5.01      Events of Default.  The Issuer shall  deliver to the Indenture  Trustee and the Enhancer,  within five days  after  learning  of the  occurrence  of any event  that with the  giving of notice and the lapse of time would become an Event of Default  under clause (c) of the  definition of "Event of Default"  written  notice in the form of an  Officer's  Certificate  of its status and what  action  the Issuer is taking or  proposes  to take with respect thereto.

Section 5.02      Acceleration  of Maturity;  Rescission and  Annulment.  If an Event of Default shall occur and be continuing,  then and in every such case the  Indenture  Trustee,  acting at the  direction  of the Enhancer or the
Noteholders of Notes  representing  not less than a majority of the aggregate  Note Balance of the Notes,  with the written consent of the Enhancer (so long as no Enhancer  Default  exists),  may declare the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture  Trustee if given by  Noteholders);  and upon any such  declaration,  the unpaid  principal  amount of the Notes,  together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such  declaration  of  acceleration  of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the  Indenture  Trustee as hereinafter  provided in this  Article V,  the Enhancer or the  Noteholders of Notes  representing a majority of the  aggregate  Note  Balance of the Notes,  with the written  consent of the  Enhancer,  by written  notice to the
Issuer and the  Indenture  Trustee,  may in writing  waive the related  Event of Default and rescind and annul such declaration and its consequences if:

(a)      the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(i)      all  payments  of  principal  of and  interest on the Notes and all other  amounts  that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

(ii)     all sums paid or advanced by the Indenture  Trustee hereunder and the reasonable  compensation,  expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(iii)    all  Events of  Default,  other  than the  nonpayment  of the  principal  of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.03      Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a)      The  Issuer  covenants  that if  default  in the  payment  of (i) any  interest  on any Note when the same becomes due and payable,  and such default  continues  for a period of five days,  or (ii) the  principal of or any installment  of the principal of any Note when the same becomes due and payable,  the Issuer shall,  upon demand of the Indenture  Trustee,  pay to it, for the benefit of the  Noteholders,  the entire amount then due and payable on the Notes for  principal  and  interest,  with  interest on the overdue  principal,  and in addition  thereto  such further  amount as shall be sufficient  to cover the costs and expenses of  collection,  including  the  reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b)      In case the Issuer shall fail forthwith to pay such amounts upon such demand,  the Indenture  Trustee,  in its own name and as trustee of an express trust,  subject to the provisions of Section 10.17  hereof, may institute a Proceeding  for the collection of the sums so due and unpaid,  and may prosecute  such  Proceeding to judgment or final  decree,  and may enforce the same against the Issuer or other obligor on the Notes and collect in the manner provided by law out of the  property of the Issuer or other  obligor on the Notes,  wherever  situated,  the monies adjudged or decreed to be payable.

(c)      If an Event of Default shall occur and be  continuing,  the Indenture  Trustee,  subject to the provisions of Section 10.17 hereof, may, as more particularly  provided in Section 5.04,  in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate  Proceedings as the Indenture  Trustee shall deem most  effective to protect and enforce any such  rights,  whether for the  specific  enforcement  of any covenant or agreement in this  Indenture or in aid of the exercise of any power granted  herein,  or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)      If there shall be pending,  relative to the Issuer or any other  obligor on the Notes or any Person having or claiming an ownership  interest in the Trust  Estate,  Proceedings  under  Title 11 of the United States Code or any other applicable  federal or state bankruptcy,  insolvency or other similar law, or if a receiver,  assignee or trustee in bankruptcy or  reorganization,  liquidator,  sequestrator or similar  official shall have been appointed for or taken  possession  of the Issuer or its property or such other  obligor or Person,  or if there shall be any other comparable judicial  Proceedings  relative to the Issuer or other any other obligor on the Notes, or relative to the creditors or property of the Issuer or such other  obligor,  then the  Indenture  Trustee,  irrespective  of whether  the  principal  of any Notes  shall then be due and  payable as therein  expressed  or by  declaration  or otherwise,  and  irrespective  of  whether  the  Indenture  Trustee  shall  have made any  demand  pursuant  to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)      to file and prove a claim or claims for the entire  amount of principal  and interest  owing and unpaid in respect of the Notes and to file such other  papers or  documents  as may be  necessary  or  advisable  in order to have the claims of the Indenture  Trustee  (including  any claim for reasonable  compensation  to the Indenture Trustee and each predecessor  Indenture Trustee, and their respective agents,  attorneys and counsel,  and for  reimbursement of all expenses and liabilities  incurred,  and all advances made, by the
         Indenture  Trustee and each  predecessor  Indenture  Trustee,  except as a result of  negligence,  willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

(ii)     unless  prohibited  by  applicable  law and  regulations,  to vote on  behalf  of the  Noteholders  in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii)    to collect and  receive  any monies or other  property  payable or  deliverable  on any such claims and to distribute  all  amounts  received  with  respect to the claims of the  Noteholders  and of the  Indenture
         Trustee on their behalf; and

(iv)     to file such proofs of claim and other  papers or  documents  as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial  proceedings  relative to the Issuer, its creditors and its property;

and any  trustee,  receiver,  liquidator,  custodian or other  similar  official in any such  Proceeding  is hereby authorized by each of such Noteholders to make payments to the Indenture  Trustee,  and, in the event the Indenture
Trustee  shall consent to the making of payments  directly to such  Noteholders,  to pay to the  Indenture  Trustee such amounts as shall be sufficient to cover  reasonable  compensation to the Indenture  Trustee,  each predecessor
Indenture  Trustee and their  respective  agents,  attorneys and counsel,  and all other  expenses and  liabilities incurred,  and all advances made, by the Indenture  Trustee and each  predecessor  Indenture  Trustee,  except as a result of negligence, willful misconduct or bad faith.

(e)      Nothing  herein  contained  shall be deemed to authorize the Indenture  Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization,  arrangement,  adjustment or composition  affecting the Notes or the rights of any Noteholder  thereof or to authorize the Indenture  Trustee to vote in respect  of the claim of any  Noteholder  in any such  proceeding  except,  as  aforesaid,  to vote for the election of a trustee in bankruptcy or similar Person.

(f)      All rights of action and of  asserting  claims  under this  Indenture,  or under any of the Notes,  may be enforced by the  Indenture  Trustee  without the  possession of any of the Notes or the  production  thereof in any trial or other  Proceedings  relative  thereto,  and any such action or  proceedings  instituted  by the  Indenture
Trustee shall be brought in its own name as trustee of an express trust,  and any recovery of judgment,  subject to the payment of the expenses,  disbursements and compensation of the Indenture Trustee,  each predecessor  Indenture
Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

(g)      In any Proceedings to which the Indenture  Trustee shall be a party  (including any Proceedings  involving the  interpretation  of any  provision of this  Indenture),  the  Indenture  Trustee shall be held to represent all
Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

Section 5.04      Remedies; Priorities.

(a)      If an Event of Default shall have occurred and be continuing,  then the Indenture Trustee,  subject to the provisions of Section 10.17  hereof,  with the written consent of the Enhancer may, or, at the written direction of the Enhancer, shall, do one or more of the following, in each case subject to Section 5.05:

(i)      institute  Proceedings  in its own name and as  trustee  of an  express  trust for the  collection  of all amounts then payable on the Notes or under this  Indenture  with respect  thereto,  whether by declaration or otherwise,  and all amounts payable under the Insurance Agreement,  enforce any judgment obtained,  and collect from the Issuer and any other obligor on the Notes monies adjudged due;

(ii)     institute  Proceedings  from time to time for the complete or partial  foreclosure  of this Indenture with respect to the Trust Estate;

(iii)    exercise any remedies of a secured  party under the UCC and take any other  appropriate  action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

(iv)     sell the Trust  Estate or any  portion  thereof or rights or  interest  therein,  at one or more public or private sales called and conducted in any manner permitted by law;

provided,  however,  that the Indenture  Trustee may not sell or otherwise  liquidate the Trust Estate following an
Event of Default,  unless (A) the Indenture  Trustee obtains the consent of the Enhancer (or if an Enhancer Default has occurred and is  continuing,  the  Noteholders  of 100% of the  aggregate  Note Balance of the Notes),  (B) the proceeds of such sale or liquidation  distributable  to Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for  principal  and interest and to reimburse the Enhancer for any amounts drawn under the  Policy and any other  amounts  due the  Enhancer  under the  Insurance  Agreement  or (C) the  Indenture
Trustee  determines  that the  Mortgage  Loans will not  continue  to provide  sufficient  funds for the payment of principal  of and  interest on the Notes as they would have become due if the Notes had not been  declared  due and payable,  and the  Indenture  Trustee  obtains the consent of the Enhancer (or if an Enhancer  Default has occurred and is  continuing,  and the  Noteholders  of 66 2/3% of the aggregate  Note Balance of the Notes).  In determining such  sufficiency or insufficiency  with respect to clause (B) and (C) above,  the Indenture  Trustee may, but need not,  obtain  and rely,  and shall be  protected  in  relying in good  faith,  upon an  opinion  of an  Independent investment  banking or accounting firm of national  reputation as to the feasibility of such proposed action and as to the  sufficiency  of the  Trust  Estate  for  such  purpose.  Notwithstanding  the  foregoing,  provided  that a
Servicing  Default shall not have occurred,  any Sale (as defined in Section 5.15 hereof) of the Trust Estate shall be made  subject to the  continued  servicing of the  Mortgage  Loans by the Servicer as provided in the  Servicing
Agreement.  Notwithstanding any sale of the Mortgage Loans pursuant to this Section 5.04(a),  the Indenture Trustee shall, for so long as any principal or accrued  interest on the Notes remains unpaid,  continue to act as Indenture
Trustee hereunder and to draw amounts payable under the Policy in accordance with its terms.

(b)      If the  Indenture  Trustee  collects any money or property  pursuant to this  Article V,  it shall pay out such money or property in the following order:

                  FIRST:   to the Indenture Trustee for amounts due under Section 6.07;

                  SECOND:  to the  Noteholders of each Class of Notes,  pro rata, for amounts due and unpaid on the related  Notes for  interest,  including  accrued and unpaid  interest on the Notes for any prior
                  Payment Date, ratably,  without preference or priority of any kind,  according to the amounts due and  payable on such Notes for  interest  from  amounts  available  in the Trust  Estate for such
                  Noteholders, other than amounts in respect of Interest Carry Forward Amounts;

                  THIRD:   to the  Noteholders of each Class of Notes,  pro rata, for amounts due and unpaid on the related Notes for principal,  ratably,  without preference or priority of any kind,  according to the amounts due and payable on such Notes for  principal,  from  amounts  available  in the Trust
                  Estate for such  Noteholders,  until the respective Note Balances of such Class have been reduced to zero;

                  FOURTH:  to the  payment  of  all  amounts  due  and  owing  the  Enhancer  under  the  Insurance
                  Agreement;

                  FIFTH:   to the  Certificate  Paying  Agent  for  amounts  due  under  Article  VIII of the Trust
                  Agreement; and

                  SEVENTH: to the  payment of the  remainder,  if any,  to the Issuer or any other  person  legally entitled thereto.

         The Indenture  Trustee may fix a record date and payment date for any payment to  Noteholders  pursuant to this  Section 5.04.  At least 15 days before such record date, the Indenture  Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

Section 5.05      Optional  Preservation  of the Trust  Estate.  If the Notes have been  declared  due and  payable under  Section  5.02  following  an Event  of  Default  and such  declaration  and its  consequences  have not been rescinded  and  annulled,  the  Indenture  Trustee  may,  but need not (but shall at the written  direction  of the
Enhancer so long as no Enhancer  Default  exists),  elect to take and maintain  possession of the Trust Estate.  It is the  desire of the  parties  hereto and the  Noteholders  that  there be at all times  sufficient  funds for the payment of principal  of and interest on the Notes and other  obligations  of the Issuer  including  payment to the
Enhancer,  and the Indenture  Trustee shall take such desire into account when  determining  whether or not to take and maintain  possession of the Trust Estate. In determining  whether to take and maintain  possession of the Trust
Estate,  the  Indenture  Trustee  may,  but need not,  obtain and rely,  and shall be  protected in relying in good faith,  upon an opinion of an Independent  investment  banking or accounting firm of national  reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06      Limitation of Suits.  No Noteholder  shall have any right to institute any  Proceeding,  judicial or otherwise,  with respect to this Indenture,  or for the  appointment of a receiver or trustee,  or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

(a)      such  Noteholder  shall have  previously  given written  notice to the  Indenture  Trustee of a continuing
Event of Default;

(b)      the  Noteholders  of not less than 25% of the aggregate  Note Balance of the Notes shall have made written request to the Indenture  Trustee to institute such  Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(c)      such Noteholder or Noteholders shall have offered the Indenture Trustee  reasonable  indemnity against the costs, expenses and liabilities to be incurred by it  in complying with such request;

(d)      the Indenture  Trustee for 60 days after its receipt of such notice,  request and offer of indemnity shall have failed to institute such Proceedings; and

(e)      no  direction  inconsistent  with such  written  request  shall have been given to the  Indenture  Trustee during such 60-day period by the  Noteholders  of a majority of the  aggregate  Note Balance of the Notes or by the
Enhancer.

         It is understood  and intended that no  Noteholder  shall have any right in any manner  whatever by virtue of, or by availing  itself of, any  provision of this  Indenture to affect,  disturb or prejudice the rights of any other  Noteholders  or to obtain or to seek to obtain  priority  or  preference  over any other  Noteholders  or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive  conflicting or inconsistent  requests and indemnity from two or more groups of  Noteholders,  each  representing  less than a majority of the aggregate  Note Balance of the
Notes,  the  Indenture  Trustee  shall act at the  direction  of the group of  Noteholders  with the  greater  Note
Balance.  In the  event  that the  Indenture  Trustee  shall  receive  conflicting  or  inconsistent  requests  and indemnity from two or more groups of Noteholders  representing  the same Note Balance,  then the Indenture  Trustee in its sole discretion may determine what action, if any, shall be taken,  notwithstanding  any other provisions of this Indenture.

Section 5.07      Unconditional  Rights  of  Noteholders  to  Receive  Principal  and  Interest.   Subject  to  the
provisions  of  this  Indenture,  the  Noteholder  of any  Note  shall  have  the  right,  which  is  absolute  and unconditional,  to  receive  payment  of the  principal  of and  interest,  if any,  on such  Note on or after  the respective  due  dates  thereof  expressed  in  such  Note or in  this  Indenture  and to  institute  suit  for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

Section 5.08      Restoration  of Rights and Remedies.  If the Indenture  Trustee or any  Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such  Proceeding  has been  discontinued  or abandoned for any reason or has been  determined  adversely to the Indenture  Trustee or to such  Noteholder,  then and in every such case the Issuer,  the Indenture Trustee and the Noteholders  shall,  subject to any determination in such Proceeding,  be restored  severally and respectively to their former  positions  hereunder,  and thereafter all rights and remedies of the Indenture  Trustee and the  Noteholders  shall continue as though no such Proceeding had been instituted.

Section 5.09      Rights and  Remedies  Cumulative.  No right or remedy  herein  conferred  upon or reserved to the
Indenture  Trustee,  the Enhancer or the Noteholders is intended to be exclusive of any other right or remedy,  and every right and remedy shall,  to the extent  permitted by law, be cumulative  and in addition to every other right and remedy  given  hereunder  or now or  hereafter  existing  at law,  in equity or  otherwise.  The  assertion  or employment  of any right or remedy  hereunder,  or  otherwise,  shall  not  prevent  the  concurrent  assertion  or employment of any other appropriate right or remedy.

Section 5.10      Delay or Omission Not a Waiver.  No delay or omission of the Indenture  Trustee,  the Enhancer or any  Noteholder  to exercise any right or remedy  accruing upon any Event of Default shall impair any such right or remedy or  constitute  a waiver of any such Event of Default or an  acquiescence  therein.  Every  right and remedy given by this Article V or by law to the  Indenture  Trustee or to the  Noteholders  may be exercised  from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 5.11      Control by Enhancer or  Noteholders.  The  Enhancer  (so long as no Enhancer  Default  exists) or the  Noteholders of a majority of the aggregate Note Balance of Notes with the consent of the Enhancer,  shall have the right to direct the time,  method and place of  conducting  any  Proceeding  for any  remedy  available  to the
Indenture  Trustee with respect to the Notes or exercising any trust or power  conferred on the Indenture  Trustee, provided that:

(a)      such direction shall not be in conflict with any rule of law or with this Indenture;

(b)      subject  to the  express  terms  of  Section 5.04,  any  direction  to the  Indenture  Trustee  to sell or liquidate the Trust Estate shall be by the Enhancer (so long as no Enhancer  Default  exists) or by the Noteholders of Notes  representing  not less than 100% of the  aggregate  Note  Balance  of the Notes  with the  consent of the
Enhancer;

(c)      if the conditions  set forth in  Section 5.05  shall have been satisfied and the Indenture  Trustee elects to retain the Trust Estate  pursuant to such Section,  then any direction to the Indenture  Trustee by  Noteholders of Notes  representing  less than 100% of the  aggregate  Note Balance of the Notes to sell or liquidate  the Trust
Estate shall be of no force and effect; and

(d)      the  Indenture  Trustee may take any other  action  deemed  proper by the  Indenture  Trustee  that is not inconsistent with such direction.

Notwithstanding  the rights of  Noteholders  set forth in this  Section,  subject to  Section 6.01,  the  Indenture
Trustee  need not take any action that it  determines  (in its sole  discretion)  might  involve it in liability or might materially  adversely affect the rights of any Noteholders not consenting to such action,  unless the Trustee has received satisfactory indemnity from the Enhancer or a Noteholder.

Section 5.12      Waiver of Past  Defaults.  Prior to the  declaration of the  acceleration  of the maturity of the
Notes as provided in Section  5.02,  the Enhancer (so long as no Enhancer  Default  exists) or the  Noteholders  of not less than a majority of the aggregate  Note Balance of the Notes,  with the consent of the Enhancer,  may waive any past  Event of  Default  and its  consequences,  except an Event of  Default  (a) with  respect  to  payment of principal  of or interest on any of the Notes or (b) in respect of a covenant  or  provision  hereof that cannot be modified  or amended  without the  consent of the  Noteholder  of each Note.  In the case of any such  waiver,  the
Issuer,  the Indenture  Trustee and the  Noteholders  shall be restored to their  respective  former  positions and rights  hereunder;  but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Upon any such waiver,  any Event of Default  arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this Indenture;  but no such waiver shall extend to any subsequent or other
Event of Default or impair any right consequent thereto.

Section 5.13      Undertaking  for  Costs.  All  parties  to this  Indenture  agree,  and each  Noteholder  by such
Noteholder's  acceptance of the related Note shall be deemed to have agreed,  that any court may in its  discretion require,  in any Proceeding for the enforcement of any right or remedy under this  Indenture,  or in any Proceeding against the Indenture Trustee for any action taken,  suffered or omitted by it as Indenture Trustee,  the filing by any party litigant in such  Proceeding of an undertaking to pay the costs of such  Proceeding,  and that such court may in its discretion assess reasonable costs,  including  reasonable  attorneys' fees,  against any party litigant in such  Proceeding,  having due regard to the merits and good faith of the claims or  defenses  made by such party litigant;  but the  provisions  of this  Section  5.13  shall not  apply to (a) any  Proceeding  instituted  by the
Indenture Trustee, (b) any Proceeding instituted by any Noteholder,  or group of Noteholders,  in each case holding in the aggregate more than 10% of the aggregate  Note Balance of the Notes or (c) any Proceeding  instituted by any
Noteholder  for the  enforcement  of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

Section 5.14      Waiver of Stay or Extension  Laws.  The Issuer  covenants  (to the extent that it may lawfully do
so) that it will not at any time insist upon,  or plead or in any manner  whatsoever,  claim or take the benefit or advantage of, any stay or extension law wherever  enacted,  now or at any time hereafter in force,  that may affect the  covenants  or the  performance  of this  Indenture;  and the Issuer (to the extent that it may lawfully do so)
hereby  expressly  waives all benefit or advantage of any such law, and covenants  that it shall not hinder,  delay or impede the  execution  of any power  herein  granted to the  Indenture  Trustee,  but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15      Sale of Trust Estate.

(a)      The power to effect any sale or other  disposition (a "Sale") of any portion of the Trust Estate  pursuant to  Section 5.04  is expressly  subject to the  provisions  of  Section 5.05  and this  Section 5.15.  The power to effect  any such  Sale  shall not be  exhausted  by any one or more  Sales as to any  portion  of the Trust  Estate remaining unsold,  but shall continue  unimpaired until the entire Trust Estate shall have been sold or all amounts payable  on the Notes and under  this  Indenture  and under the  Insurance  Agreement  shall  have been  paid.  The
Indenture  Trustee  may from time to time  postpone  any public  Sale by public  announcement  made at the time and place of such  Sale.  The  Indenture  Trustee  hereby  expressly  waives  its right to any  amount  fixed by law as compensation for any Sale.

(b)      The  Indenture  Trustee  shall not in any private  Sale sell the Trust  Estate,  or any  portion  thereof, unless:

(i)      the  Enhancer  direct(s)  the  Indenture  Trustee  in  writing  to make such Sale in  accordance  with the provisions of Section 5.04,

(ii)     the  proceeds  of such  Sale  would be not less  than the  entire  amount  that  would be  payable  to the
         Noteholders  under the Notes,  the  Certificateholders  under the Certificates and the Enhancer in respect of amounts  drawn under the Policy and any other amounts due the Enhancer  under the Insurance  Agreement, in full payment thereof in accordance with  Section 5.02,  on the Payment Date next succeeding the date of such Sale, or

(iii)    the Indenture Trustee determines,  in its sole discretion,  that the conditions for retention of the Trust
         Estate set forth in  Section 5.05  cannot be satisfied  (in making any such  determination,  the Indenture
         Trustee  may rely and shall be  protected  in relying  in good  faith  upon an  opinion of an  Independent investment  banking firm obtained and delivered as provided in  Section 5.05),  and the Enhancer  consents to such Sale.

The  purchase by the  Indenture  Trustee of all or any portion of the Trust  Estate at a private  Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

(c)      Unless the  Noteholders  and the  Enhancer  shall have  otherwise  consented  or  directed  the  Indenture
Trustee,  at any public Sale of all or any  portion of the Trust  Estate at which a minimum bid equal to or greater
than the amount described in paragraph (ii) of Section   5.15(b) has not been established by the Indenture  Trustee and no Person bids an amount equal to or greater than such amount,  then the Indenture  Trustee shall bid an amount
at  least  $1.00  more  than  the  highest   other  bid,   which  bid  shall  be  subject  to  the   provisions  of
Section 5.15(d)(ii) herein.

(d)      In connection with a Sale of all or any portion of the Trust Estate:

(i)      any  Noteholder  may bid for and,  with the consent of the  Enhancer,  purchase the  property  offered for sale,  and upon  compliance  with the terms of sale may hold,  retain  and  possess  and  dispose  of such property,  without further  accountability,  and may, in paying the purchase money  therefor,  deliver any
         Notes or claims for interest  thereon in lieu of cash up to the amount which shall,  upon  distribution of the net  proceeds  of such sale,  be  payable  thereon,  and such  Notes,  in case the  amounts so payable thereon  shall be less than the amount due thereon,  shall be returned to the  Noteholders  thereof  after being appropriately stamped to show such partial payment;

(ii)     the Indenture  Trustee may bid for and acquire the property  offered for Sale in connection  with any Sale thereof  and,  subject  to any  requirements  of,  and to  the  extent  permitted  by,  applicable  law in connection  therewith,  may purchase all or any portion of the Trust Estate in a private  sale. In lieu of paying cash therefor,  the Indenture  Trustee may make  settlement for the purchase price by crediting the gross Sale price  against the sum of (A) the amount that would be  distributable  to the  Noteholders  and the  Certificateholders  and amounts  owing to the  Enhancer as a result of such Sale in  accordance  with
         Section  5.04(b) on the Payment  Date next  succeeding  the date of such Sale and (B) the  expenses of the
         Sale and of any  Proceedings in connection  therewith that are  reimbursable to it, without being required to  produce  the  Notes in order  to  complete  any  such  Sale or in order  for the net Sale  price to be credited  against such Notes,  and any  property so acquired by the  Indenture  Trustee  shall be held and dealt with by it in accordance with the provisions of this Indenture;

(iii)    the Indenture Trustee shall execute and deliver an appropriate  instrument of conveyance  transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

(iv)     the Indenture  Trustee is hereby  irrevocably  appointed the agent and  attorney-in-fact  of the Issuer to transfer  and convey its interest in any portion of the Trust Estate in  connection  with a Sale  thereof, and to take all action necessary to effect such Sale; and

(v)      no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture  Trustee's  authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 5.16      Action on Notes.  The  Indenture  Trustee's  right to seek and  recover  judgment on the Notes or under this  Indenture  shall not be affected by the seeking,  obtaining or application of any other relief under or with respect to this  Indenture.  Neither the lien of this  Indenture  nor any rights or remedies of the  Indenture
Trustee or the Noteholders  shall be impaired by the recovery of any judgment by the Indenture  Trustee against the
Issuer or by the levy of any  execution  under such  judgment  upon any portion of the Trust  Estate or upon any of the  assets  of the  Issuer.  Any  money or  property  collected  by the  Indenture  Trustee  shall be  applied  in accordance with Section 5.04(b).

Section 5.17      Performance and Enforcement of Certain Obligations.

(a)      Promptly  following  a written  request  from the  Enhancer  or the  Indenture  Trustee  (with the written consent of the  Enhancer),  the Issuer,  in its capacity as owner of the Mortgage  Loans,  shall,  with the written consent of the Enhancer,  take all such lawful  action as the Indenture  Trustee may request to cause the Issuer to compel or secure the  performance and observance by the Sellers and the Servicer,  as applicable,  of each of their obligations to the Issuer under or in connection with the Purchase  Agreement and the Servicing  Agreement,  and to
exercise  any and all  rights,  remedies,  powers and  privileges  lawfully  available  to the  Issuer  under or in connection  with the Purchase  Agreement  and the Servicing  Agreement to the extent and in the manner  directed by the Indenture  Trustee,  as pledgee of the Mortgage Loans,  including the transmission of notices of default on the part of the  Sellers  or the  Servicer  thereunder  and the  institution  of legal  or  administrative  actions  or proceedings to compel or secure  performance by the Sellers or the Servicer of each of their  obligations under the
Purchase Agreement and the Servicing Agreement.

(b)      If an Event of Default shall have occurred and be  continuing,  the Indenture  Trustee,  as pledgee of the
Mortgage  Loans,  subject to the rights of the Enhancer  under the Servicing  Agreement,  may, and at the direction
(which  direction  shall  be in  writing  or by  telephone  (confirmed  in  writing  promptly  thereafter))  of the
Noteholders of 66 2/3% of the aggregate Note Balance of the Notes, shall,  exercise all rights,  remedies,  powers, privileges and claims of the Issuer  against the Sellers or the Servicer  under or in connection  with the Purchase
Agreement  and the  Servicing  Agreement,  including  the  right or power to take any  action  to  compel or secure performance or observance by the Sellers or the Servicer,  as the case may be, of each of their  obligations to the
Issuer thereunder and to give any consent,  request,  notice,  direction,  approval,  extension or waiver under the
Purchase  Agreement  and the  Servicing  Agreement,  as the case may be,  and any right of the  Issuer to take such action shall not be suspended.  In connection  therewith,  as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

ARTICLE VI

                                               The Indenture Trustee

Section 6.01      Duties of Indenture Trustee.

(a)      If an Event of Default shall have occurred and be  continuing,  the Indenture  Trustee shall  exercise the rights and powers vested in it by this  Indenture and use the same degree of care and skill in their  exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

(b)      Except during the continuance of an Event of Default:

(i)      the  Indenture  Trustee  undertakes  to perform such duties and only such duties as are  specifically  set forth in this  Indenture  and no  implied  covenants  or  obligations  shall be read into  this  Indenture against the Indenture Trustee; and

(ii)     in the absence of bad faith on its part, the Indenture  Trustee may conclusively  rely, as to the truth of the statements and the  correctness  of the opinions  expressed  therein,  upon  certificates,  reports or opinions  furnished  to the  Indenture  Trustee and  conforming  to the  requirements  of this  Indenture;
         provided,  however,  that the Indenture  Trustee shall examine the  certificates,  reports and opinions to determine whether or not they conform to the requirements of this Indenture.

(c)      The Indenture Trustee may not be relieved from liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct, except that:

(i)      this paragraph does not limit the effect of Section 6.01(a);

(ii)     the  Indenture  Trustee  shall not be liable for any error of judgment made in good faith by a Responsible
         Officer  unless it is proved that the  Indenture  Trustee was  negligent  in  ascertaining  the  pertinent facts; and

(iii)    the  Indenture  Trustee  shall not be liable with  respect to any action it takes or omits to take in good faith in accordance  with a direction  received by it pursuant to  Section 5.11  or any direction from the
         Enhancer that the Enhancer is entitled to give under any of the Basic Documents.

(d)      The  Indenture  Trustee  shall not be  liable  for  interest  on any  money  received  by it except as the
Indenture Trustee may agree in writing with the Issuer.

(e)      Money  held in trust by the  Indenture  Trustee  need not be  segregated  from other  funds  except to the extent required by law or the terms of this Indenture or the Trust Agreement.

(f)      No provision of this  Indenture  shall  require the  Indenture  Trustee to expend or risk its own funds or otherwise  incur financial  liability in the  performance of any of its duties  hereunder or in the exercise of any of its rights or powers,  if it shall have  reasonable  grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(g)      Every  provision  of this  Indenture  relating to the conduct or affecting  the  liability of or affording protection to the Indenture  Trustee shall be subject to the  provisions of this  Section and  to the provisions of
TIA.

(h)      With respect to each Payment  Date,  on the Business Day following  the related  Determination  Date,  the
Indenture  Trustee shall forward or cause to be forwarded by mail, or other  mutually  agreed-upon  method,  to the
Enhancer and the Servicer,  a statement  setting forth, to the extent  applicable,  during the Pre-Funding  Period, the Pre-Funded Amount as of such Determination Date and any transfers of funds in connection therewith.

(i)      The Indenture  Trustee hereby accepts  appointment as Certificate  Paying Agent under the Trust  Agreement and agrees to be bound by the  provisions of the Trust  Agreement  relating to the  Certificate  Paying Agent.  The
Indenture Trustee hereby agrees to be bound by the provisions of Article IX of the Trust Agreement.

(j)      The  Indenture  Trustee  shall not be required to take notice or be deemed to have notice or  knowledge of any Event of Default  (except for an Event of Default  specified in clause (a) of the definition  thereof) unless a
Responsible  Officer  of the  Indenture  Trustee  shall  have  received  written  notice or have  actual  knowledge thereof.  In the absence of receipt of such  notice or such  knowledge,  the  Indenture  Trustee  may  conclusively assume that there is no default or Event of Default.

(k)      The Indenture  Trustee shall have no duty to see to any recording or filing of any financing  statement or continuation  statement  evidencing  a security  interest or to see to the  maintenance  of any such  recording  or filing or to any rerecording or refiling of any thereof.

Section 6.02      Rights of Indenture Trustee.

(a)      The Indenture  Trustee may rely and shall be protected in acting or  refraining  from acting in good faith
upon  any  resolution,   Officer's  Certificate,  opinion  of  counsel,  certificate  of  auditors,  or  any  other certificate,  statement,  instrument, report, notice, consent or other document believed by it to be genuine and to have been signed or  presented  by the proper  person.  The  Indenture  Trustee  need not  investigate  any fact or matter stated in any such document.

(b)      Before the Indenture Trustee acts or refrains from acting,  it may require an Officer's  Certificate or an
Opinion of  Counsel.  The  Indenture  Trustee  shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

(c)      The Indenture  Trustee may execute any of the trusts or powers  hereunder or perform any duties  hereunder either  directly or by or through  agents or attorneys or a custodian or nominee,  and the Indenture  Trustee shall not be  responsible  for any  misconduct or negligence on the part of, or for the  supervision  of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d)      The  Indenture  Trustee  shall not be liable for any action it takes or omits to take in good faith  which it believes to be  authorized  or within its rights or powers;  provided,  however,  that the  Indenture  Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

(e)      The  Indenture  Trustee may consult  with  counsel,  and the advice or opinion of counsel  with respect to legal matters  relating to this  Indenture and the Notes shall be full and complete  authorization  and  protection from  liability  in  respect  to any  action  taken,  omitted  or  suffered  by it  hereunder  in good faith and in accordance with the advice or opinion of such counsel.

(f)      The Indenture  Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the  discretion or rights or powers  conferred  upon it by this Indenture,  unless it shall be proved that the Indenture  Trustee was negligent in ascertaining  the pertinent facts.

(g)      Prior to the  occurrence  of an Event of Default  hereunder,  and after the curing or waiver of all Events of Default that may have  occurred,  the Indenture  Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion, report, notice, request, consent,  order,  approval,  bond or other paper or document,  unless requested in writing to do so by the Enhancer or the Noteholders  representing a majority of the aggregate Note Balance;  provided,  however, that if the payment within a reasonable time to the Indenture  Trustee of the costs,  expenses or liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Indenture  Trustee,  not assured to the Indenture
Trustee  by the  security  afforded  to it by the  terms of this  Indenture,  the  Indenture  Trustee  may  require indemnity  satisfactory to the Indenture  Trustee against such cost,  expense or liability as a condition to taking any such action.

(h)      The  Indenture  Trustee  shall be under no obligation to exercise any of the trusts or powers vested in it by this  Indenture  or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto at the request,  order or  direction  of any of the  Enhancer  or the  Noteholders,  pursuant  to the  provisions  of this
Indenture,  unless the Enhancer or the Noteholders shall have offered to the Indenture Trustee reasonable  security or  indemnity  against  the costs,  expenses  and  liabilities  which may be incurred  therein or thereby;  nothing contained herein shall, however,  relieve the Indenture Trustee of the obligation,  upon the occurrence of an Event of Default  (which has not been cured or waived),  to exercise  such of the rights and powers  vested in it by this
Indenture,  and to use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

Section 6.03      Individual  Rights of Indenture  Trustee.  The Indenture  Trustee in its  individual or any other capacity may become the owner or pledgee of Notes and may  otherwise  deal with the Issuer or its  Affiliates  with the same rights it would have if it were not  Indenture  Trustee.  Any Note  Registrar,  co-registrar  or co-paying agent may do the same with like rights.  However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

Section 6.04      Indenture  Trustee's  Disclaimer.  The  Indenture  Trustee shall not be  (i) responsible  for and makes no  representation  as to the validity or adequacy of this Indenture or the Notes,  (ii)  accountable for the
Issuer's  use of the  proceeds  from  the  Notes or  (iii) responsible  for any  statement  of the  Issuer  in this
Indenture  or in any  document  issued in  connection  with the sale of the Notes or in the  Notes,  other than the
Indenture Trustee's certificate of authentication thereon.

Section 6.05      Notice of Event of Default.  If an Event of Default  shall occur and be  continuing,  and if such
Event of Default is known to a Responsible  Officer of the  Indenture  Trustee,  then the  Indenture  Trustee shall give prompt notice  thereof to the Enhancer.  The Indenture  Trustee shall mail to each  Noteholder  notice of such
Event of  Default  within 90 days after it occurs.  Except in the case of an Event of Default  with  respect to the payment of principal of or interest on any Note,  the Indenture  Trustee may withhold such notice if and so long as a committee of its Responsible  Officers in good faith  determines that withholding such notice is in the interests of the Noteholders.

Section 6.06      Reports  by  Indenture  Trustee to  Noteholders.  The  Indenture  Trustee  shall  deliver to each
Noteholder  such  information as may be required to enable such  Noteholder to prepare its federal and state income tax returns.  In addition,  upon Issuer  Request,  the Indenture  Trustee shall promptly  furnish such  information reasonably  requested by the Issuer that is reasonably  available to the Indenture  Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 6.07      Compensation  and Indemnity.  The Indenture  Trustee shall be compensated  and indemnified by the
Servicer in accordance  with Section 6.06 of the  Servicing  Agreement.  All amounts  owing the  Indenture  Trustee hereunder  in excess of such  amount,  as well as any  amount  owed to the  Indenture  Trustee in  accordance  with
Section 6.06 of the Servicing  Agreement,  to the extent the Servicer has failed to pay such amount,  shall be paid solely as provided in Section 3.05 hereof  (subject to the priorities set forth therein).  The Indenture  Trustee's compensation  shall not be limited by any law on  compensation  of a trustee of an express trust.  The Issuer shall reimburse the Indenture Trustee for all reasonable  out-of-pocket  expenses incurred or made by it, including costs of  collection,  in addition to the  compensation  for its  services.  Such expenses  shall include the  reasonable compensation,  expenses,  disbursements and advances of the Indenture  Trustee's agents,  counsel,  accountants and experts.  The  Issuer  shall  indemnify  the  Indenture  Trustee  against  any and all loss,  liability  or expense
(including  attorneys'  fees)  incurred  by it in  connection  with  the  administration  of  this  trust  and  the performance  of its duties  hereunder.  The  Indenture  Trustee  shall notify the Issuer  promptly of any claim for which it may seek  indemnity.  Failure by the  Indenture  Trustee to so notify the  Issuer  shall not  relieve  the
Issuer of its obligations  hereunder.  The Issuer shall defend any such claim,  and the Indenture  Trustee may have separate  counsel and the Issuer shall pay the fees and expenses of such  counsel.  The Issuer is not  obligated to reimburse  any expense or  indemnify  against any loss,  liability  or expense  incurred by the  Indenture  Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's  payment  obligations to the Indenture  Trustee pursuant to this  Section 6.07  shall survive the discharge of this Indenture or the  termination or  resignation  of the Indenture  Trustee.  When the Indenture
Trustee  incurs  expenses  after the  occurrence  of an Event of  Default  specified  in  clause  (c) or (d) of the
definition  thereof  with  respect  to  the  Issuer,   such  expenses  are  intended  to  constitute   expenses  of
administration  under  Title 11 of the United  States  Code or any other  applicable  federal or state  bankruptcy, insolvency or similar law.

Section 6.08      Replacement  of Indenture  Trustee.  No  resignation  or removal of the Indenture  Trustee and no appointment  of a successor  Indenture  Trustee shall become  effective  until the acceptance of appointment by the successor  Indenture  Trustee  pursuant to this Section 6.08.  The  Indenture  Trustee may resign at any time by so notifying  the Issuer and the  Enhancer.  The  Enhancer  or the  Noteholders  of a majority of the  aggregate  Note
Balance of the Notes,  with the consent of the  Enhancer,  may remove the  Indenture  Trustee by so  notifying  the
Indenture  Trustee and the Enhancer (if given by such Noteholders) and may appoint a successor  Indenture  Trustee.
Unless a Servicer  Default has occurred and is  continuing,  the  appointment  of any successor  Indenture  Trustee shall be subject to the prior written approval of the Servicer.  The Issuer shall remove the Indenture Trustee if:

(a)      the Indenture Trustee fails to comply with Section 6.11;

(b)      the Indenture Trustee is adjudged a bankrupt or insolvent;

(c)      a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(d)      the Indenture Trustee otherwise becomes incapable of fulfilling its duties under the Basic Documents.

         If the  Indenture  Trustee  resigns or is removed  or if a vacancy  exists in the office of the  Indenture
Trustee for any reason (the  Indenture  Trustee in such event being  referred to herein as the  retiring  Indenture
Trustee),  the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Enhancer,  which consent  shall not be  unreasonably  withheld.  In  addition,  the  Indenture  Trustee  shall resign to avoid being directly or indirectly controlled by the Issuer.

         A successor  Indenture  Trustee shall  deliver a written  acceptance  of its  appointment  to the retiring
Indenture  Trustee and to the Issuer.  Thereupon,  the  resignation  or removal of the retiring  Indenture  Trustee shall become effective,  and the successor  Indenture  Trustee shall have all the rights,  powers and duties of the
Indenture  Trustee under this Indenture.  The successor  Indenture Trustee shall mail a notice of its succession to the  Noteholders.  The retiring  Indenture  Trustee  shall  promptly  transfer all property held by it as Indenture
Trustee to the successor Indenture Trustee.

         If a  successor  Indenture  Trustee  does not take  office  within 60 days  after the  retiring  Indenture
Trustee resigns or is removed,  then the retiring  Indenture  Trustee,  the Issuer or the Noteholders of a majority of aggregate Note Balance of the Notes may petition any court of competent  jurisdiction  for the  appointment of a successor Indenture Trustee.

         If the  Indenture  Trustee fails to comply with  Section 6.11,  any  Noteholder  may petition any court of competent  jurisdiction  for the removal of the  Indenture  Trustee and the  appointment  of a successor  Indenture
Trustee.

         Notwithstanding  the  replacement  of the  Indenture  Trustee  pursuant  to  this  Section,  the  Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.09      Successor  Indenture  Trustee by Merger. If the Indenture  Trustee  consolidates  with, merges or converts  into,  or  transfers  all or  substantially  all its  corporate  trust  business  or assets  to,  another corporation or banking  association,  then the resulting,  surviving or transferee  corporation without any further act shall be the successor  Indenture  Trustee;  provided,  that such corporation or banking  association  shall be otherwise  qualified  and eligible  under Section 6.11.  The  Indenture  Trustee shall provide the Rating  Agencies with written notice of any such transaction occurring after the Closing Date.

         If at the time of any such  succession  by merger,  conversion  or  consolidation,  any of the Notes shall have  been  authenticated  but not  delivered,  then any such  successor  to the  Indenture  Trustee  may adopt the certificate of  authentication  of any predecessor  trustee,  and deliver such Notes so  authenticated.  If at such time any of the Notes shall not have been  authenticated,  any successor to the Indenture  Trustee may authenticate such  Notes  either in the name of any  predecessor  hereunder  or in the name of the  successor  to the  Indenture
Trustee;  and in all such cases,  such  certificates  shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

Section 6.10      Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a)      Notwithstanding  any other  provisions  of this  Indenture,  at any time,  for the  purpose of meeting any legal  requirement  of any  jurisdiction  in which any part of the Trust  Estate may at such time be  located,  the
Indenture  Trustee shall have the power and may execute and deliver all  instruments to appoint one or more Persons to act as a  co-trustee  or  co-trustees,  or  separate  trustee or  separate  trustees,  of all or any part of the
Issuer,  and to vest in such Person or Persons,  in such  capacity and for the benefit of the  Noteholders  and the
Enhancer,  such title to the Trust  Estate,  or any part  thereof,  and,  subject to the other  provisions  of this
Section,  such powers,  duties,  obligations,  rights and trusts as the Indenture Trustee may consider necessary or desirable.  No co trustee or separate  trustee  hereunder  shall be required to meet the terms of  eligibility as a successor  trustee  under  Section  6.11,  and no notice to  Noteholders  of the  appointment  of any co trustee or separate trustee shall be required under Section 6.08 hereof.

(b)      Every  separate  trustee and  co-trustee  shall,  to the extent  permitted  by law, be  appointed  and act subject to the following provisions and conditions:

(i)      all rights,  powers,  duties and  obligations  conferred or imposed upon the  Indenture  Trustee  shall be conferred or imposed upon and  exercised or performed by the Indenture  Trustee and such separate  trustee or co-trustee  jointly (it being  understood that such separate trustee or co-trustee is not authorized to act separately  without the Indenture  Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be performed the Indenture  Trustee shall be  incompetent  or  unqualified  to perform such act or acts,  in which event such rights,  powers, duties and  obligations  (including the holding of title to the Trust Estate or any portion thereof in any such  jurisdiction)  shall be exercised and performed singly by such separate  trustee or co-trustee,  but solely at the direction of the Indenture Trustee;

(ii)     no trustee  hereunder  shall be  personally  liable by reason of any act or omission of any other  trustee hereunder; and

(iii)    the  Indenture  Trustee  may at any time  accept  the  resignation  of or remove any  separate  trustee or co-trustee.

(c)      Any notice,  request or other writing  given to the  Indenture  Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if  given  to each of  them.  Every instrument  appointing any separate  trustee or co-trustee shall refer to this Indenture and the conditions of this
Article VI. Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the  Indenture
Trustee or separately,  as may be provided therein,  subject to all the provisions of this Indenture,  specifically including  every provision of this Indenture  relating to the conduct of,  affecting the liability of, or affording protection to, the Indenture Trustee.  Every such instrument shall be filed with the Indenture Trustee.

(d)      Any  separate  trustee or  co-trustee  may at any time  constitute  the  Indenture  Trustee,  its agent or attorney-in-fact  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this  Indenture on its behalf and in its name. If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Indenture  Trustee,  to the extent  permitted by law, without the appointment of a new or successor trustee.

Section 6.11      Eligibility;   Disqualification.   The   Indenture   Trustee  shall  at  all  times  satisfy  the
requirements  of TIAss.310(a).  The  Indenture  Trustee  shall  have a  combined  capital  and  surplus of at least
$50,000,000  as set forth in its most recent  published  annual report of condition and it or its parent shall have a  long-term  debt  rating of "A" or better by  Moody's.  The  Indenture  Trustee  shall  comply with TIAss.310(b);
provided,  however,  that there shall be excluded from the operation of TIAss.310(b)(1) any indenture or indentures under which other  securities of the Issuer are  outstanding  if the  requirements  for such exclusion set forth in
TIAss.310(b)(1) are met.

Section 6.12      Preferential  Collection of Claims Against  Issuer.  The Indenture  Trustee shall comply with TIA
ss.311(a),  excluding any creditor  relationship  listed in TIAss.311(b).  An Indenture Trustee that has resigned or been removed shall be subject to TIAss.311(a) to the extent indicated.

Section 6.13      Representations and Warranties.  The Indenture Trustee hereby represents and warrants that:

(a)      The Indenture  Trustee is duly  organized,  validly  existing and in good  standing as a national  banking association  with power and  authority to own its  properties  and to conduct its business as such  properties  are currently owned and such business is currently conducted.

(b)      The Indenture  Trustee has the power and authority to execute and deliver this  Indenture and to carry out its terms;  and the  execution,  delivery  and  performance  of this  Indenture  have been duly  authorized  by the
Indenture Trustee by all necessary corporate action.

(c)      The  consummation  of the  transactions  contemplated  by this Indenture and the  fulfillment of the terms hereof do not conflict with,  result in any breach of any of the terms and  provisions  of, or constitute  (with or without notice or lapse of time) a default under,  the articles of organization or bylaws of the Indenture  Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

(d)      To the  Indenture  Trustee's  best  knowledge,  there are no  Proceedings  or  investigations  pending  or threatened before any court,  regulatory body,  administrative agency or other governmental  instrumentality having jurisdiction  over the Indenture  Trustee or its  properties (A) asserting the  invalidity of this  Indenture,  (B)
seeking to prevent the  consummation of any of the  transactions  contemplated by this Indenture or (C) seeking any determination  or ruling that might  materially and adversely  affect the  performance by the Indenture  Trustee of its obligations under, or the validity or enforceability of, this Indenture.

(e)      The Indenture  Trustee does not have notice of any adverse claim (as such terms are used in  Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

Section 6.14      Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

(a)      to accept the pledge of the Mortgage  Loans and hold the assets of the Trust in trust for the  Noteholders and the Enhancer;

(b)      to  authenticate  and deliver the Notes  substantially  in the form  prescribed by Exhibit A in accordance with the terms of this Indenture;

(c)      to execute the Yield Maintenance Agreement and take all actions thereunder; and

(d)      to take all other actions as shall be required to be taken by the terms of this Indenture.

Section 6.15      Indenture  Trustee May Own  Securities.  The Indenture  Trustee,  in its  individual or any other capacity,  may  become  the owner or  pledgee  of  Securities  with the same  rights  it would  have if it were not
Indenture Trustee.

ARTICLE VII

                                          Noteholders' Lists and Reports

Section 7.01      Issuer to Furnish  Indenture  Trustee  Names and  Addresses  of  Noteholders.  The  Issuer  shall furnish or cause to be  furnished  to the  Indenture  Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably  require,  of the names and addresses of the Noteholders as of such Record  Date,  and (b) at such other times as the  Indenture  Trustee  and the  Enhancer  may request in writing,  within 30 days after receipt by the Issuer of any such request,  a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished;  provided,  however, that for so long as the
Indenture Trustee is the Note Registrar, no such list need be furnished.

Section 7.02      Preservation of Information; Communications to Noteholders.

(a)      The Indenture  Trustee shall preserve,  in as current a form as is reasonably  practicable,  the names and addresses of the  Noteholders  contained in the most recent list furnished to the Indenture  Trustee as provided in
Section 7.01  and the names and addresses of the Noteholders  received by the Indenture  Trustee in its capacity as
Note  Registrar.  The Indenture  Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

(b)      Noteholders  may  communicate  pursuant to  TIAss. 312(b)  with other  Noteholders  and the  Enhancer  with respect to their rights under this Indenture or under the Notes.

(c)      The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIAss. 312(c).

Section 7.03      Reports by Issuer.

(a)      The Issuer shall:

(i)      file with the  Indenture  Trustee,  within  15 days after the Issuer is required to file the same with the
         Commission,  copies of the annual reports and the  information,  documents and other reports (or copies of such portions of any of the  foregoing as the  Commission  may from time to time by rules and  regulations prescribe)  that the Issuer may be required to file with the  Commission  pursuant to  Section 13 or 15(d)
         of the Exchange Act;

(ii)     file with the Indenture  Trustee and the Commission,  in accordance with rules and regulations  prescribed from time to time by the Commission,  such additional  information,  documents and reports with respect to compliance  by the Issuer with the  conditions  and  covenants of this  Indenture as may be required  from time to time by such rules and regulations; and

(iii)    supply to the Indenture  Trustee (and the  Indenture  Trustee  shall  transmit by mail to all  Noteholders described in TIAss. 313(c)) such summaries of any  information,  documents and reports required to be filed by the Issuer  pursuant  to  clauses (i)  and (ii) of this  Section 7.03(a)  and by rules and  regulations prescribed from time to time by the Commission.

(b)      Unless the Issuer  otherwise  determines,  the fiscal year of the Issuer shall end on  December 31 of each year.

Section 7.04      Reports by  Indenture  Trustee.  If required by TIAss.313(a),  within 60 days after each  January
1,  beginning with January 1, 2007,  the Indenture  Trustee shall make available to each  Noteholder as required by
TIAss.313(c)  and to the  Enhancer  a brief  report  dated as of such date  that  complies  with TIAss.313(a).  The
Indenture Trustee also shall comply with TIAss. 313(b).

         A copy of each  report at the time of its  distribution  to  Noteholders  shall be filed by the  Indenture
Trustee with the  Commission,  if required,  and each stock  exchange,  if any, on which the Notes are listed.  The
Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

Section 7.05      Exchange Act Reporting.  In connection  with the  preparation  and filing of periodic  reports by the Servicer pursuant to Article IV of the Servicing  Agreement,  the Indenture Trustee shall timely provide to the
Servicer  (I) a list of  Holders  as shown on the  Note  Register  or  Certificate  Register  as of the end of each calendar year, (II) copies of all pleadings,  other legal process and any other  documents  relating to any claims, charges or complaints  involving the Indenture Trustee,  as indenture trustee  hereunder,  or the Trust Estate that are received by the Indenture  Trustee,  (III) notice of all matters that, to the actual knowledge of a Responsible
Officer of the  Indenture  Trustee,  have been  submitted to a vote of the Holders,  other than those  matters that have been  submitted to a vote of the Holders at the request of the Depositor or the  Servicer,  and (IV) notice of any failure of the  Indenture  Trustee to make any payment to the Holders as required  pursuant to this  Indenture.
The Indenture  Trustee shall not have any liability with respect to the Servicer's  failure to properly  prepare or file such periodic  reports and the Servicer  shall not have any liability  with respect to such failure  resulting from or  relating  to the  Servicer's  inability  or failure  to obtain  any  information  not  resulting  from the
Servicer's own negligence or willful misconduct.

ARTICLE VIII

                                       Accounts, Disbursements and Releases

Section 8.01      Collection of Money.  Except as otherwise  expressly  provided herein,  the Indenture Trustee may demand payment or delivery of, and shall receive and collect,  directly and without  intervention  or assistance of any fiscal agent or other  intermediary,  all money and other  property  payable to or  receivable by the Indenture
Trustee  pursuant to this  Indenture.  The Indenture  Trustee shall apply all such money received by it as provided in this Indenture.  Except as otherwise  expressly provided in this Indenture,  if any default occurs in the making of any payment or  performance  under any agreement or instrument  that is part of the Trust Estate,  the Indenture
Trustee  may take such  action as may be  appropriate  to  enforce  such  payment  or  performance,  including  the institution and  prosecution of appropriate  Proceedings.  Any such action shall be without  prejudice to any right to claim a Default or Event of Default  under this  Indenture  and any right to proceed  thereafter  as provided in
Article V.

Section 8.02      Trust Accounts.

(a)      On or prior to the Closing Date,  the Issuer shall cause the Indenture  Trustee to establish and maintain, in the name of the Indenture Trustee,  for the benefit of the Noteholders,  the Certificate Paying Agent, on behalf of the  Certificateholders,  and the  Enhancer,  the Note  Payment  Account as  provided  in  Section 3.01  of this
Indenture.

(b)      All monies  deposited from time to time in the Note Payment  Account  pursuant to the Servicing  Agreement and all deposits therein  pursuant to this Indenture are for the benefit of the  Noteholders,  the Enhancer and the
Certificate  Paying  Agent,  on behalf  of the  Certificateholders,  and all  investments  made  with such  monies, including  all income or other gain from such  investments,  are for the  benefit of the  Servicer  as  provided in
Section 5.01 of the Servicing Agreement.

         On each Payment Date,  the Indenture  Trustee shall  distribute all amounts on deposit in the Note Payment
Account to the  Noteholders  in respect of the Notes and,  in its  capacity as  Certificate  Paying  Agent,  to the
Certificateholders  from the  Distribution  Account in the order of priority set forth in  Section 3.05  (except as otherwise provided in Section 5.04(b)) and in accordance with the Servicing Certificate.

         The  Indenture  Trustee  shall  invest  any funds in the Note  Payment  Account in  Permitted  Investments
selected in writing by the Servicer  maturing no later than the Business Day preceding the next succeeding  Payment
Date (except that any investment in the  institution  with which the Note Payment  Account is maintained may mature on such  Payment  Date) and shall not be sold or disposed of prior to the  maturity.  In addition,  such  Permitted
Investments  shall not be  purchased  at a price in excess of par. The  Indenture  Trustee  shall have no liability whatsoever for investment  losses on Permitted  Investments,  if such  investments  are made in accordance with the provisions of this Indenture and the Indenture Trustee is not the obligor under the Permitted Investment.

Section 8.03      Officer's  Certificate.  The  Indenture  Trustee  shall  receive at least seven days' notice when requested by the Issuer to take any action  pursuant to Section  8.05(a),  accompanied by copies of any instruments to be  executed,  and the  Indenture  Trustee  shall also  require,  as a condition  to such  action,  an Officer's
Certificate,  in form and substance  satisfactory  to the Indenture  Trustee,  stating the legal effect of any such action,  outlining the steps  required to complete the same, and  concluding  that all conditions  precedent to the taking of such action have been complied with.

Section 8.04      Termination  Upon  Distribution  to  Noteholders.  This Indenture and the respective  obligations and  responsibilities  of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders,  the Certificate Paying Agent on behalf of the  Certificateholders and the Indenture Trustee of
all amounts  required to be distributed  pursuant to Article III and the distribution to the Credit Enhancer of all amounts  owing to it;  provided,  however,  that in no event shall the trust  created  hereby  continue  beyond the expiration  of 21 years  from the  death  of the  survivor  of the  descendants  of  Joseph  P.  Kennedy,  the late ambassador of the United States to the Court of St. James's, living on the date hereof.

Section 8.05      Release of Trust Estate.

(a)      Subject to the payment of its fees,  expenses and  indemnification,  the  Indenture  Trustee may, and when required by the  provisions of this Indenture or the Servicing  Agreement,  shall,  execute  instruments to release property from the lien of this Indenture,  or convey the Indenture  Trustee's interest in the same, in a manner and under  circumstances  that are not  inconsistent  with the provisions of this Indenture.  No Person relying upon an instrument  executed by the  Indenture  Trustee as provided in Article VIII  hereunder  shall be bound to ascertain the Indenture  Trustee's  authority,  inquire into the  satisfaction  of any  conditions  precedent,  or see to the application of any monies.

(b)      The Indenture  Trustee shall,  at such time as (i) there are no Notes  Outstanding,  (ii) all sums due the
Indenture  Trustee  pursuant to this  Indenture  have been paid and (iii) all  sums due the Enhancer have been paid and the Policy has been returned to the Credit  Enhancer,  release any  remaining  portion of the Trust Estate that secured the Notes from the lien of this Indenture.

(c)      The  Indenture  Trustee  shall  release  property  from  the  lien  of  this  Indenture  pursuant  to this
Section 8.05 only upon receipt of an Issuer Request  accompanied by an Officers'  Certificate and a letter from the
Enhancer stating that the Enhancer has no objection to such request from the Issuer.

(d)      The Indenture  Trustee shall,  at the request of the Issuer or the Depositor,  surrender the Policy to the
Enhancer for cancellation, upon final payment of principal of and interest on the Notes.

Section 8.06      Surrender  of Notes Upon  Final  Payment.  By  acceptance  of any Note,  the  Noteholder  thereof agrees to surrender such Note to the Indenture  Trustee promptly,  prior to such Noteholder's  receipt of the final payment thereon.

ARTICLE IX

                                              Supplemental Indentures

Section 9.01      Supplemental Indentures Without Consent of Noteholders.

(a)      Without the consent of the  Noteholders  of any Notes,  but with prior  notice to the Rating  Agencies and the prior  written  consent of the Enhancer  (which  consent shall not be  unreasonably  withheld and so long as no
Enhancer Default exists),  the Issuer and the Indenture Trustee,  when authorized by an Issuer Request, at any time and from time to time,  may enter into one or more  indentures  supplemental  hereto  (which  shall  conform to the provisions of the Trust Indenture Act as in force at the date of the execution  thereof),  in form  satisfactory to the Indenture Trustee, for any of the following purposes:

(i)      to correct or amplify the  description of any property at any time subject to the lien of this  Indenture, or better to assure,  convey and confirm unto the  Indenture  Trustee any property  subject or required to be  subjected  to the lien of this  Indenture,  or to  subject  to the lien of this  Indenture  additional property;

(ii)     to evidence the succession,  in compliance  with the applicable  provisions  hereof,  of another Person to the Issuer,  and the  assumption  by any such  successor of the  covenants of the Issuer herein and in the
         Notes contained;

(iii)    to add to the  covenants  of the  Issuer,  for the  benefit  of the  Noteholders  or the  Enhancer,  or to surrender any right or power herein conferred upon the Issuer;

(iv)     to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v)      to cure any  ambiguity,  to correct any error or to correct or supplement  any provision  herein or in any supplemental  indenture that may be inconsistent  with any other provision  herein or in any  supplemental indenture;

(vi)     to make any other  provisions with respect to matters or questions  arising under this Indenture or in any supplemental  indenture;  provided,  that such  action  shall not  materially  and  adversely  affect  the interests of the Noteholders or the Enhancer (as evidenced by an Opinion of Counsel);

(vii)    to evidence  and provide for the  acceptance  of the  appointment  hereunder  by a successor  trustee with respect  to the  Notes  and to add to or  change  any of the  provisions  of this  Indenture  as  shall be necessary to facilitate the  administration of the trusts hereunder by more than one trustee,  pursuant to the requirements of Article VI; or

(viii)   to modify,  eliminate or add to the  provisions of this  Indenture to such extent as shall be necessary to effect the  qualification  of this  Indenture  under TIA or under any similar  federal  statute  hereafter enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided,  however,  that no such  supplemental  indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel to the effect that the execution of such  supplemental  indenture will not give rise to any material adverse tax consequence to the Noteholders, including any Adverse REMIC Event.

         The Indenture  Trustee is hereby  authorized to join in the execution of any such  supplemental  indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b)      The Issuer and the Indenture  Trustee,  when authorized by an Issuer Request,  may, without the consent of any  Noteholder  but with  prior  notice to the Rating  Agencies  and the  Enhancer,  enter  into an  indenture  or indentures  supplemental  hereto  for the  purpose  of adding  any  provisions  to, or  changing  in any  manner or eliminating  any of the provisions  of, this Indenture or of modifying in any manner the rights of the  Noteholders under this  Indenture;  provided,  however,  that such  action  shall not, as  evidenced  by an Opinion of Counsel,
(i) adversely  affect in any material  respect the interests of any  Noteholder  or the Enhancer or (ii) cause  the
Issuer to be subject to an entity level tax.

Section 9.02      Supplemental  Indentures  With  Consent of  Noteholders.  The Issuer and the  Indenture  Trustee,
when  authorized by an Issuer  Request,  may, with prior notice to the Rating  Agencies and with the consent of the
Enhancer  and the  Noteholders  of not less than a  majority  of the Note  Balances  affected  thereby,  by Act (as defined in Section  10.03 hereof) of such  Noteholders  delivered to the Issuer and the  Indenture  Trustee,  enter into an indenture or indentures  supplemental  hereto for the purpose of adding any  provisions  to, or changing in any manner or  eliminating  any of the  provisions  of, this  Indenture or of modifying in any manner the rights of the Noteholders under this Indenture;  provided,  however,  that no such supplemental  indenture shall, without the consent of the Noteholder of each Note affected thereby:

(a)      change the date of payment of any  installment  of  principal  of or interest  on any Note,  or reduce the principal  amount  thereof or the Note Rate  thereon,  change the  provisions  of this  Indenture  relating  to the application  of  collections  on, or the  proceeds of the sale of, the Trust  Estate to payment of  principal of or interest on the Notes,  or change any place of payment  where,  or the coin or  currency in which,  any Note or the interest  thereon is payable,  or impair the right to institute suit for the  enforcement of the provisions of this
Indenture  requiring the application of funds available therefor,  as provided in Article V,  to the payment of any such amount due on the Notes on or after the respective due dates thereof;

(b)      reduce the  percentage of the Note Balances,  the consent of the  Noteholders of which is required for any such  supplemental  indenture,  or the consent of the Noteholders of which is required for any waiver of compliance with certain  provisions of this Indenture or certain  defaults  hereunder and their  consequences  provided for in this Indenture;

(c)      modify or alter the  provisions of the proviso to the  definition of the term  "Outstanding"  or modify or alter the exception in the definition of the term "Noteholder";

(d)      reduce the  percentage  of the  aggregate  Note  Balance  of the Notes  required  to direct the  Indenture
Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

(e)      modify any  provision  of this  Section 9.02  except to increase  any  percentage  specified  herein or to provide that certain  additional  provisions of this Indenture or the other Basic  Documents  cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

(f)      modify any of the provisions of this  Indenture in such manner as to affect the  calculation of the amount of any payment of interest or principal due on any Note on any Payment Date  (including  the  calculation of any of the individual components of such calculation); or

(g)      permit the  creation  of any lien  ranking  prior to or on a parity with the lien of this  Indenture  with respect to any part of the Trust Estate or, except as otherwise  permitted or  contemplated  herein,  terminate the lien of this  Indenture  on any property at any time subject  hereto or deprive the  Noteholder  of any Note of the security  provided by the lien of this Indenture;  and provided  further,  that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax or cause any Adverse REMIC Event.

         The Indenture  Trustee may in its discretion  determine  whether or not any Notes would be affected by any supplemental  indenture and any such determination  shall be conclusive upon the Noteholders of all Notes,  whether theretofore or thereafter  authenticated  and delivered  hereunder.  The Indenture  Trustee shall not be liable for any such determination made in good faith.

         It shall not be  necessary  for any Act (as defined in  Section 10.03  hereof) of  Noteholders  under this
Section 9.02 to approve the particular form of any proposed supplemental  indenture,  but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly  after the  execution  by the Issuer and the  Indenture  Trustee  of any  supplemental  indenture pursuant to this  Section 9.02,  the  Indenture  Trustee shall mail to the  Noteholders  of the Notes to which such amendment  or  supplemental  indenture  relates a notice  setting  forth in  general  terms the  substance  of such supplemental  indenture.  Any failure of the Indenture  Trustee to mail such notice,  or any defect therein,  shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03      Execution  of  Supplemental  Indentures.  In  executing,  or  permitting  the  additional  trusts created by, any  supplemental  indenture  permitted  by this Article IX or the  modification  thereby of the trusts created by this  Indenture,  the Indenture  Trustee shall be entitled to receive and,  subject to Sections 6.01 and
6.02,  shall be fully  protected  in  relying  upon,  an  Opinion of Counsel  stating  that the  execution  of such supplemental  indenture is authorized or permitted by this Indenture.  The Indenture  Trustee may, but shall not be obligated to, enter into any such supplemental  indenture that affects the Indenture Trustee's own rights,  duties, liabilities or immunities under this Indenture or otherwise.

Section 9.04      Effect of Supplemental  Indenture.  Upon the execution of any supplemental  indenture pursuant to the  provisions  hereof,  this  Indenture  shall be and shall be deemed to be modified  and  amended in  accordance therewith  with  respect  to the  Notes  affected  thereby,  and the  respective  rights,  limitations  of  rights, obligations,  duties,  liabilities and immunities under this Indenture of the Indenture  Trustee,  the Issuer,  the
Enhancer and the  Noteholders  shall  thereafter be  determined,  exercised and enforced  hereunder  subject in all respects  to such  modifications  and  amendments,  and all the  terms  and  conditions  of any  such  supplemental indenture  shall  be and be  deemed  to be part of the  terms  and  conditions  of this  Indenture  for any and all purposes.

Section 9.05      Conformity  with Trust  Indenture Act. Every  amendment of this Indenture and every  supplemental indenture  executed  pursuant to this Article IX shall conform to the  requirements of TIA as in effect at the time of such amendment or supplement so long as this Indenture shall then be qualified under TIA.

Section 9.06      Reference in Notes to  Supplemental  Indentures.  Notes  authenticated  and  delivered  after the execution  of any  supplemental  indenture  pursuant  to this  Article IX may,  and if  required  by the  Indenture
Trustee,  shall,  bear a notation in form approved by the Indenture  Trustee as to any matter  provided for in such supplemental  indenture.  If the Issuer or the Indenture  Trustee  shall so determine,  new Notes so modified as to conform,  in the opinion of the  Indenture  Trustee  and the  Issuer,  to any such  supplemental  indenture  may be prepared and  executed by the Issuer and  authenticated  and  delivered  by the  Indenture  Trustee in exchange for
Outstanding Notes.

ARTICLE X

                                                   Miscellaneous

Section 10.01     Compliance Certificates and Opinions, etc.

(a)      Upon any  application  or  request  by the Issuer to the  Indenture  Trustee to take any action  under any provision  of this  Indenture,  the Issuer  shall  furnish to the  Indenture  Trustee  and to the  Enhancer  (i) an
Officer's  Certificate  stating that all conditions  precedent,  if any, provided for in this Indenture relating to the proposed  action have been  complied  with and (ii) an  Opinion of Counsel  stating that in the opinion of such counsel all such  conditions  precedent,  if any,  have been  complied  with,  except that, in the case of any such application or request as to which the furnishing of such  documents is  specifically  required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every  certificate  or opinion with  respect to  compliance  with a condition or covenant  provided for in this Indenture shall include:

(i)      a statement  that each  signatory  of such  certificate  or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)     a brief  statement  as to the  nature  and  scope of the  examination  or  investigation  upon  which  the statements or opinions contained in such certificate or opinion are based;

(iii)    a statement  that, in the opinion of each such  signatory,  such  signatory has made such  examination  or investigation  as is  necessary to enable such  signatory to express an informed  opinion as to whether or not such covenant or condition has been complied with;

(iv)     a statement  as to whether,  in the opinion of each such  signatory,  such  condition or covenant has been complied with; and

(v)      if the signer of such  certificate  or opinion is required to be  Independent,  the statement  required by the definition of the term "Independent."

(b)      (i)               Prior  to the  deposit  of any  Collateral  or other  property  or  securities  with the
Indenture  Trustee that is to be made the basis for the release of any property or  securities  subject to the lien of this Indenture,  the Issuer shall,  in addition to any obligation  imposed in  Section 10.01(a)  or elsewhere in this  Indenture,  furnish to the Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of each person  signing such  certificate  as to the fair value  (within 90 days of such deposit) to the Issuer of the
Collateral or other property or securities to be so deposited.

(ii)     Whenever the Issuer is required to furnish to the Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of any signer thereof as to the matters  described in clause (i)  above, the Issuer shall also deliver to the Indenture  Trustee an  Independent  Certificate  as to the same matters,  if the fair value to the Issuer of the  securities to be so deposited and of all other such  securities  made the basis of any such  withdrawal or release since the  commencement  of the  then-current  fiscal year of the
         Issuer, as set forth in the certificates  delivered  pursuant to clause (i) above and this clause (ii), is
         10% or more of the  aggregate  Note  Balance of the Notes,  but such a  certificate  need not be furnished with respect to any  securities so deposited,  if the fair value thereof to the Issuer as set forth in the related  Officer's  Certificate  is less than  $25,000  or less than one  percent  of the  aggregate  Note
         Balance of the Notes.

(iii)    Whenever any property or securities are to be released from the lien of this  Indenture,  the Issuer shall furnish to the  Indenture  Trustee an  Officer's  Certificate  certifying  or stating  the opinion of each person  signing such  certificate as to the fair value (within 90 days of such release) of the property or securities  proposed to be released and stating  that in the opinion of such person the  proposed  release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)     Whenever the Issuer is required to furnish to the Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of any signer  thereof as to the  matters  described  in clause  (iii)  above,  the
         Issuer shall also furnish to the Indenture  Trustee an  Independent  Certificate as to the same matters if the  fair  value of the  property  or  securities  and of all  other  property,  other  than  property  as contemplated  by  clause  (v) below  or  securities  released  from the lien of this  Indenture  since the commencement  of the  then-current  calendar  year,  as set forth in the  certificates  required by clause
         (iii) above and this clause  (iv),  equals 10% or more of the  aggregate  Note  Balance of the Notes,  but such  certificate  need not be furnished in the case of any release of property or  securities if the fair value  thereof as set forth in the related  Officer's  Certificate  is less than  $25,000 or less than one percent of the aggregate Note Balance of the Notes.

(v)      Notwithstanding  the foregoing,  this Section  10.01(b) shall not apply to (A) collection  upon,  sales or other  dispositions  of the  Mortgage  Loans as and to the  extent  permitted  or  required  by the  Basic
         Documents  or (B) the  making  of cash  payments  out of the Note  Payment  Account  as and to the  extent permitted  or  required  by the Basic  Documents,  so long as the Issuer  shall  deliver to the  Indenture
         Trustee every six months,  commencing  December 31, 2007, an Officer's  Certificate  of the Issuer stating that all the  dispositions  of Collateral  described in clauses (A) or (B) above that occurred  during the preceding  six  calendar  months  (or  such  longer  period,  in the  case  of the  first  such  Officer's
         Certificate)  were  permitted  or required  by the Basic  Documents  and that the  proceeds  thereof  were applied in accordance with the Basic Documents.

Section 10.02     Form of Documents Delivered to Indenture Trustee.

         In any case where  several  matters  are  required  to be  certified  by, or covered by an opinion of, any specified  Person,  it is not  necessary  that all such matters be certified by, or covered by the opinion of, only one such Person,  or that they be so certified or covered by only one document,  but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other  matters,  and any such
Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized  Officer of the Issuer may be based,  insofar as it relates to legal matters,  upon a certificate or opinion of, or representations by, counsel,  unless such officer knows, or in the exercise of reasonable  care should know, that the  certificate or opinion or  representations  with respect to the matters upon which his  certificate  or opinion is based are erroneous.  Any such  certificate of an Authorized
Officer or Opinion of Counsel  may be based,  insofar  as it  relates to factual  matters,  upon a  certificate  or opinion  of, or  representations  by,  an  officer  or  officers  of any  Seller or the  Issuer,  stating  that the information  with respect to such factual  matters is in the  possession  of any Seller or the Issuer,  unless such counsel  knows,  or in  the  exercise  of  reasonable  care  should  know,  that  the  certificate  or  opinion  or representations with respect to such matters are erroneous.

         Where any Person is  required  to make,  give or execute  two or more  applications,  requests,  consents, certificates,  statements,  opinions  or other  instruments  under  this  Indenture,  they may,  but need  not,  be consolidated and form one instrument.

         Whenever in this  Indenture,  in connection with any application or certificate or report to the Indenture
Trustee,  it is provided  that the Issuer  shall  deliver  any  document  as a  condition  of the  granting of such application,  or as evidence of the Issuer's  compliance  with any term hereof,  it is intended  that the truth and accuracy,  at the time of the granting of such  application or at the effective date of such  certificate or report
(as the case  may be),  of the  facts  and  opinions  stated  in such  document  shall in such  case be  conditions precedent to the right of the Issuer to have such  application  granted or to the  sufficiency of such  certificate or report.  The foregoing  shall not,  however,  be construed to affect the Indenture  Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 10.03     Acts of Noteholders.

(a)      Any request, demand,  authorization,  direction,  notice, consent, waiver or other action provided by this
Indenture  to be given or taken by  Noteholders  may be embodied in and  evidenced  by one or more  instruments  of substantially  similar  tenor signed by such  Noteholders  in person or by agents duly  appointed  in writing;  and except as herein  otherwise  expressly  provided  such  action  shall  become  effective  when such  instrument  or instruments are delivered to the Indenture  Trustee,  and, where it is hereby  expressly  required,  to the Issuer.
Such  instrument  or  instruments  (and the action  embodied  therein and evidenced  thereby) are herein  sometimes referred to as the "Act" of the  Noteholders  signing such  instrument  or  instruments.  Proof of execution of any such  instrument or of a writing  appointing  any such agent shall be sufficient  for any purpose of this Indenture and (subject to Section 6.01)  conclusive in favor of the Indenture  Trustee and the Issuer,  if made in the manner provided in this Section 10.03.

(b)      The fact and date of the  execution by any person of any such  instrument  or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)      The ownership of Notes shall be proved by the Note Register.

(d)      Any request, demand,  authorization,  direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every Note issued upon the  registration  thereof or in exchange  therefor or in lieu thereof,  in respect of anything  done,  omitted or suffered to be done by the Indenture  Trustee or the
Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04     Notices,  etc.,  to  Indenture  Trustee,  Issuer,  Enhancer  and Rating  Agencies.  Any  request, demand,  authorization,  direction,  notice,  consent,  waiver or Act of Noteholders or other documents provided or permitted by this Indenture  shall be in writing and if such request,  demand,  authorization,  direction,  notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

(a)      the Indenture  Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose  hereunder if made,  given,  furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office with a copy to The Bank of New York Trust Company,  N.A., 2 North LaSalle Street,  Suite 1020, Chicago,  Illinois 60602,
Attention:  Structured  Finance  Services.  The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

(b)      the Issuer by the Indenture  Trustee or by any Noteholder shall be sufficient for every purpose  hereunder if in writing and mailed  first-class,  postage  prepaid to the Issuer  addressed  to: GMACM Home Equity Loan Trust
2007-HE2,  in care of the Owner Trustee,  or at any other address previously  furnished in writing to the Indenture
Trustee by the Issuer.  The Issuer shall promptly  transmit any notice  received by it from the  Noteholders to the
Indenture Trustee, or

(c)      the Enhancer by the Issuer,  the Indenture  Trustee or by any  Noteholders  shall be sufficient  for every purpose hereunder to in writing and mailed,  first-class  postage pre-paid,  or personally  delivered or telecopied to:  Financial  Guaranty  Insurance  Company,  125 Park Avenue,  New York,  New York 10017:  Attention:  Structured
Finance  Surveillance  (GMACM Home Equity Loan Trust  2007-HE2),  telecopier  (212)  312-3220.  The Enhancer  shall promptly  transmit any notice  received by it from the Issuer,  the  Indenture  Trustee or the  Noteholders  to the
Issuer or Indenture Trustee, as the case may be.

         Notices  required to be given to the Rating  Agencies by the Issuer,  the  Indenture  Trustee or the Owner
Trustee  shall be in writing,  personally  delivered or mailed by certified  mail,  return  receipt  requested,  to
(i) in the case of Moody's, at the following address:  Moody's Investors Service,  Inc., ABS Monitoring Department,
99 Church  Street,  New York, New York 10007 and (ii) in the case of Standard & Poor's,  at the following  address:
Standard  &  Poor's,  55 Water Street,  New  York,  New  York  10041-0003,  Attention:  Asset  Backed  Surveillance
Department;  or, as to each of the  foregoing  Persons,  at such other  address as shall be  designated  by written notice to the other foregoing Persons.

Section 10.05     Notices  to  Noteholders;  Waiver.  Where  this  Indenture  provides  for a Notice,  certificate, opinion,  report or similar  delivery to be given to any  transaction  party or to a Rating Agency,  a copy of such document shall be contemporaneously  sent to the Enhancer.  Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently  given (unless  otherwise herein expressly  provided) if in writing and mailed,  first-class,  postage prepaid to each Noteholder  affected by such event, at such Person's  address as it  appears on the Note  Register,  not later  than the  latest  date,  and not  earlier  than the  earliest  date, prescribed for the giving of such notice.  In any case where notice to  Noteholders  is given by mail,  neither the failure to mail such notice nor any defect in any notice so mailed to any  particular  Noteholder  shall affect the sufficiency  of such notice with respect to other  Noteholders,  and any notice that is mailed in the manner herein provided  shall  conclusively  be presumed  to have been duly given  regardless  of whether  such notice is in fact actually received.

         Where this  Indenture  provides  for  notice in any  manner,  such  notice may be waived in writing by any
Person entitled to receive such notice,  either before or after the event,  and such waiver shall be the equivalent of such  notice.  Waivers of notice by  Noteholders  shall be filed with the  Indenture  Trustee,  but such  filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case,  by reason of the  suspension  of regular mail service as a result of a strike,  work stoppage or similar  activity,  it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given  pursuant  to any  provision  of this  Indenture,  then any  manner of giving  such  notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this  Indenture  provides for notice to the Rating  Agencies,  failure to give such notice shall not affect any other rights or  obligations  created  hereunder,  and shall not under any  circumstance  constitute  an
Event of Default.

Section 10.06     Alternate  Payment and Notice  Provisions.  Notwithstanding  any  provision of this  Indenture or any of the Notes to the  contrary,  the Issuer may enter into any  agreement  with any  Noteholder  providing for a method of payment,  or notice by the  Indenture  Trustee to such  Noteholder,  that is  different  from the methods provided for in this  Indenture for such payments or notices.  The Issuer shall furnish to the Indenture  Trustee a copy of each such  agreement and the Indenture  Trustee shall cause  payments to be made and notices to be given in accordance with such agreements.

Section 10.07     Conflict with Trust  Indenture Act. If any provision  hereof limits,  qualifies or conflicts with another  provision  hereof that is required to be included in this  Indenture by any of the provisions of TIA, such required provision shall control.

         The  provisions  of TIAss.ss. 310  through 317 that impose  duties on any Person  (including  the  provisions automatically  deemed  included herein unless  expressly  excluded by this Indenture) are a part of and govern this
Indenture, whether or not physically contained herein.

Section 10.08     Effect of Headings.  The Article and Section  headings herein are for convenience  only and shall not affect the construction hereof.

Section 10.09     Successors  and Assigns.  All  covenants and  agreements  in this  Indenture and the Notes by the
Issuer shall bind its  successors  and  assigns,  whether so expressed  or not.  All  agreements  of the  Indenture
Trustee in this Indenture shall bind its successors, co-trustees and agents.

Section 10.10     Severability.  In case any  provision in this  Indenture  or in the Notes shall be held  invalid, illegal or unenforceable,  the validity,  legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

Section 10.11     Benefits of  Indenture.  Nothing in this  Indenture  or in the Notes,  express or implied,  shall give to any  Person,  other than the  parties  hereto and their  successors  hereunder,  and the  Noteholders,  the
Enhancer,  and any other party secured  hereunder,  and any other Person with an ownership  interest in any part of the Trust Estate, any benefit or any legal or equitable right,  remedy or claim under this Indenture.  The Enhancer shall be a third party beneficiary of this Indenture.

Section 10.12     Legal  Holidays.  In any case where the date on which any  payment is due shall not be a Business
Day, then  (notwithstanding  any other provision of the Notes or this  Indenture)  payment need not be made on such date,  but may be made on the next  succeeding  Business  Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.13     GOVERNING  LAW.  THIS  AGREEMENT  AND THE NOTES SHALL BE GOVERNED BY AND  CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REGARD TO THE  CONFLICT  OF LAW  PRINCIPLES  THEREOF,  OTHER THAN
SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL  OBLIGATIONS  LAW, AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF
THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.14     Counterparts.  This  Indenture  may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts  shall together  constitute but one and the same instrument.

Section 10.15     Recording of  Indenture.  If this  Indenture is subject to  recording in any  appropriate  public recording offices,  such recording is to be effected by the Issuer and at its expense  accompanied by an Opinion of
Counsel (which counsel shall be reasonably  acceptable to the Indenture  Trustee) to the effect that such recording is  necessary  either for the  protection  of the  Noteholders  or any other  Person  secured  hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 10.16     Issuer  Obligation.  No  recourse  may be taken,  directly  or  indirectly,  with  respect to the obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on the Notes or under this Indenture or any certificate or other writing  delivered in connection  herewith or therewith,  against (i) the Indenture Trustee or the Owner Trustee in its individual  capacity,  (ii) any owner of a beneficial  interest in the Issuer or (iii) any partner,  owner,  beneficiary,  agent, officer,  director,  employee or agent of the Indenture Trustee or the Owner
Trustee in its individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the
Indenture  Trustee or of any  successor or assign of the Indenture  Trustee or the Owner Trustee in its  individual capacity,  except as any such Person may have expressly agreed (it being understood that the Indenture  Trustee and the Owner Trustee have no such obligations in their  respective  individual  capacities),  and except that any such partner,  owner or  beneficiary  shall be fully liable,  to the extent  provided by applicable  law, for any unpaid consideration  for stock,  unpaid  capital  contribution  or failure to pay any  installment  or call owing to such entity.  For all  purposes  of this  Indenture,  in the  performance  of any  duties or  obligations  of the Issuer hereunder,  the Owner  Trustee  shall be subject to, and entitled to the benefits of, the terms and  provisions  of
Articles VI, VII and VIII of the Trust Agreement.

Section 10.17     No Petition.  The Indenture  Trustee,  by entering into this Indenture,  and each Noteholder,  by its  acceptance  of a Note,  hereby  covenant  and  agree  that  they will not at any time  institute  against  the
Depositor  or the Issuer,  or join in any  institution  against  the  Depositor  or the Issuer of, any  bankruptcy, reorganization,  arrangement,  insolvency or liquidation proceedings,  or other proceedings under any United States federal or state  bankruptcy  or  similar  law in  connection  with any  obligations  relating  to the Notes,  this
Indenture or any of the other Basic Documents.

Section 10.18     Inspection.   The  Issuer  agrees  that,  on  reasonable  prior  notice,   it  shall  permit  any
representative  of the Indenture  Trustee,  during the Issuer's  normal business hours, to examine all the books of account,  records,  reports and other papers of the Issuer,  to make copies and extracts  therefrom,  to cause such books to be audited by Independent  certified public  accountants,  and to discuss the Issuer's  affairs,  finances and accounts with the Issuer's  officers,  employees,  and Independent  certified public  accountants,  all at such reasonable  times and as often as may be  reasonably  requested.  The  Indenture  Trustee shall and shall cause its representatives  to hold in confidence all such information  except to the extent disclosure may be required by law
(and all reasonable  applications  for  confidential  treatment are  unavailing)  and except to the extent that the
Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

ARTICLE XI

                                                 REMIC Provisions

Section 11.01     REMIC Administration.

(a)      The  REMIC Administrator  shall make an election to treat the Trust Estate  (exclusive of the  Pre-Funding
Account,  the Capitalized  Interest Account and the Yield Maintenance  Agreement),  as set forth in Section 2.06 of the Trust  Agreement,  as two REMICs under the Code and, if necessary,  under  applicable  state law, in accordance with Section 2.06 of the Trust  Agreement.  Such  election will be made on Form 1066 or other  appropriate  federal tax or information  return  (including  Form 8811) or any  appropriate  state return for the taxable year ending on the last day of the calendar year in which the Securities are issued.  For the purposes of the  REMIC elections  in respect of the Trust Estate,  Securities  and interests to be  designated as the "regular  interests"  and the sole class of "residual  interests" in each REMIC will be set forth in Section 11.03.  The  REMIC Administrator  and the
Indenture  Trustee  shall not permit the  creation of any  "interests"  (within the meaning of Section  860G of the
Code) in each  REMIC elected  in respect of the Trust other than the "regular  interests" and "residual  interests"
so designated.

(b)      The Closing Date is hereby  designated  as the "startup day" of each of REMIC I and REMIC II as designated in Section 11.03 below, and the Trust Estate within the meaning of Section 860G(a)(9) of the Code.

(c)      GMAC Mortgage,  LLC shall hold a Class R Certificate  representing at least a 0.01% Percentage Interest in each Class of the Class R  Certificates  and shall be designated  as "the tax matters  person" with respect to each
REMIC in the manner provided under Treasury regulationsss.1.860F-4(d) and Treasury  regulationsss.301.6231(a)(7)-1.
The  REMIC Administrator,  on behalf of the Tax Matters Partner,  shall (i) act on behalf of each REMIC in relation to any tax  matter  or  controversy  involving  the  Trust  Estate  and  (ii) represent  the  Trust  Estate  in any administrative  or judicial  proceeding  relating to an examination or audit by any  governmental  taxing authority with respect  thereto.  The legal expenses,  including  without  limitation  attorneys' or  accountants'  fees, and costs of any such  proceeding and any liability  resulting  therefrom shall be expenses of the Trust Estate and the
REMIC Administrator  shall be entitled to reimbursement  therefor out of amounts attributable to the Mortgage Loans on  deposit  in the  Custodial  Account  unless  such  legal  expenses  and  costs  are  incurred  by reason of the
REMIC Administrator's willful misfeasance, bad faith or gross negligence.

(d)      The  REMIC Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it determines are  required  with  respect to each  REMIC created  hereunder  and, if  approval  therefore  is received  from the applicable  District Director of the Internal Revenue Service,  shall sign and file such returns in a timely manner and,  otherwise,  shall,  shall  deliver  such Tax Returns in a timely  manner to the Owner  Trustee,  if the Owner
Trustee is required to sign such returns in  accordance  with Section 5.03 of the Trust  Agreement,  and shall sign
(if the  Owner  Trustee  is not so  required)  and file  such Tax  Returns  in a timely  manner.  The  expenses  of preparing  such returns  shall be borne by the  REMIC Administrator  without any right of  reimbursement  therefor.
The  REMIC Administrator  agrees to  indemnify  and hold  harmless  the Owner  Trustee  with  respect to any tax or liability  arising  from the  Owner  Trustee's  signing  of Tax  Returns  that  contain  errors or  omissions.  The
Indenture  Trustee and  Servicer  shall  promptly  provide the  REMIC Administrator  with such  information  as the
REMIC Administrator  may from time to time request for the purpose of enabling the  REMIC Administrator  to prepare
Tax Returns.

(e)      The  REMIC Administrator  shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the  application  of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the  Indenture  Trustee,  and the  Indenture  Trustee shall forward to the
Noteholders  and  the  Certificateholders,  such  information  or  reports  as  are  required  by the  Code  or the
REMIC Provisions  including  reports  relating to interest,  original issue discount and market discount or premium
(using  the  Prepayment  Assumption)  and (iii) to the  Internal  Revenue  Service  the name,  title,  address  and telephone number of the person who will serve as the representative of each REMIC.
(f)      The  Servicer  and the  REMIC Administrator  shall take such  actions and shall  cause each  REMIC created hereunder to take such actions as are  reasonably  within the Servicer's or the  REMIC Administrator's  control and the scope of its duties more  specifically  set forth  herein as shall be  necessary  or  desirable to maintain the status of each REMIC as a REMIC under  the  REMIC Provisions  (and the Indenture  Trustee shall assist the Servicer and the  REMIC Administrator,  to the extent reasonably requested by the Servicer and the REMIC Administrator to do
so). The Servicer and the  REMIC Administrator  shall not  knowingly or  intentionally  take any action,  cause the
Trust Estate to take any action or fail to take (or fail to cause to be taken) any action  reasonably  within their respective  control  that,  under  the  REMIC Provisions,  if taken or not  taken,  as the case may be,  could  (i)
endanger the status of any portion of any of the REMICs as a REMIC or  (ii) result in the  imposition of a tax upon any of the  REMICs  (including  but not  limited  to the tax on  prohibited  transactions  as  defined  in  Section
860F(a)(2) of the Code and the tax on  contributions  to a REMIC set  forth in Section 860G(d) of the Code) (either such  event,  in the  absence of an Opinion of Counsel or the  indemnification  referred  to in this  sentence,  an
"Adverse REMIC Event") unless the Servicer or the  REMIC Administrator,  as applicable,  has received an Opinion of
Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such  expense,  and the  Servicer  or the  REMIC Administrator,  as  applicable,  determines  that  taking  such  action is in the best interest of the Trust Estate and the  Noteholders and the  Certificateholders,  at the expense of the Trust Estate, but in no event at the  expense of the  Servicer,  the  REMIC Administrator,  the Owner  Trustee  or the  Indenture
Trustee) to the effect  that the  contemplated  action  will not,  with  respect to each  REMIC created  hereunder, endanger such status or, unless the Servicer, the  REMIC Administrator or both, as applicable,  determine in its or their  sole  discretion  to  indemnify  the  Trust  Estate  against  the  imposition  of such a tax,  result in the imposition of such a tax.  Wherever in this Agreement a contemplated  action may not be taken because the timing of such action  might  result in the  imposition  of a tax on the Trust  Estate,  or may only be taken  pursuant to an
Opinion of Counsel  that such action would not impose a tax on the Trust  Estate,  such action may  nonetheless  be taken provided that the indemnity  given in the preceding  sentence with respect to any taxes that might be imposed on the Trust  Estate  has been  given and that all  other  preconditions  to the  taking of such  action  have been satisfied.  The Indenture  Trustee shall not take or fail to take any action (whether or not authorized  hereunder)
as to which the  Servicer  or the  REMIC Administrator,  as  applicable,  has  advised  it in  writing  that it has received  an  Opinion  of  Counsel to the effect  that an  Adverse  REMIC Event  could  occur with  respect to such action.  In  addition,  prior to taking any action  with  respect to any of the  REMICs  created  hereunder  or any related assets  thereof,  or causing any of the REMICs to take any action,  which is not expressly  permitted under the terms of this Agreement,  the Indenture Trustee will consult with the Servicer or the  REMIC Administrator,  as applicable,  or its designee,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with  respect to any of the  REMICs,  and the  Indenture  Trustee  shall not take any such action or cause either  REMIC to  take any such action as to which the  Servicer or the  REMIC Administrator,  as  applicable,  has advised it in writing  that an Adverse  REMIC Event  could  occur.  The  Servicer  or the  REMIC Administrator,  as applicable,  may  consult  with  counsel to make such  written  advice,  and the cost of same shall be borne by the party seeking to take the action not expressly  permitted by this Agreement,  but in no event at the expense of the
Servicer  or the  REMIC Administrator.  At all times as may be  required  by the  Code,  the  Servicer  will to the extent within its control and the scope of its duties more  specifically set forth herein,  maintain  substantially all of the assets of each  REMIC created  hereunder as "qualified  mortgages"  as defined in Section  860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)      In the event that any tax is imposed on "prohibited  transactions" of any of the REMICs created  hereunder as defined in Section  860F(a)(2)  of the Code, on "net income from  foreclosure  property" of any of the REMICs as defined in Section  860G(c) of the Code, on any  contributions  to any of the REMICs after the Startup Day therefor pursuant to Section  860G(d) of the Code, or any other tax is imposed by the Code or any  applicable  provisions of state or local tax laws,  such tax shall be charged (i) to the Servicer,  if such tax arises out of or results from a  breach  by the  Servicer  of any of its  obligations  under  this  Agreement  or the  Servicer  has in its  sole discretion  determined to indemnify the Trust Estate against such tax, (ii) to the Indenture  Trustee,  if such tax arises out of or results  from a breach by the Trustee of any of its  obligations  under this  Article XI, or (iii)
otherwise  against  amounts  on  deposit  in the  Custodial  Account  and on the  Payment  Date(s)  following  such reimbursement  the  aggregate of such taxes shall be  allocated  in  reduction of the accrued  interest due on each
Class entitled thereto on a pro rata basis.

(h)      The  Indenture  Trustee and the  Servicer  shall,  for federal  income tax  purposes,  maintain  books and records with respect to each  REMIC created  hereunder on a calendar  year and on an accrual  basis or as otherwise may be required by the REMIC Provisions.

(i)      Following the Startup Day, neither the Servicer nor the Indenture  Trustee shall accept any  contributions of assets to any of the REMICs  created  hereunder  unless  (subject  to Section  11.01(f))  the  Servicer  and the
Indenture  Trustee  shall have  received an Opinion of Counsel  (at the  expense of the party  seeking to make such contribution)  to the effect that the  inclusion of such assets in such  REMIC will  not cause any of the REMICs to fail to  qualify  as a REMIC at  any time that any Notes or  Certificates  are  outstanding  or subject  any of the
REMICs to any tax under the  REMIC Provisions  or other  applicable  provisions of federal,  state and local law or ordinances.

(j)      Neither the Servicer nor the Trustee shall  (subject to Section  11.01(f))  enter into any  arrangement by which any of the REMICs created  hereunder will receive a fee or other  compensation for services nor permit any of the REMICs to receive any income from assets other than "qualified  mortgages" as defined in Section  860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)      Solely for the purposes of Section  1.860G-1(a)(4)(iii) of the Treasury Regulations,  the "latest possible maturity date" by which the Certificate  Principal  Balance of each Class of Notes and Certificates  representing a regular interest in the applicable REMIC is the Final Payment Date.

(l)      Within 30 days after the Closing Date,  the  REMIC Administrator  shall prepare and file with the Internal
Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits (REMIC) and Issuers
of Collateralized Debt Obligations" for each REMIC created hereunder.

(m)      Neither  the  Indenture  Trustee nor the  Servicer  shall sell,  dispose of or  substitute  for any of the
Mortgage  Loans (except in connection  with (i) the default,  imminent  default or  foreclosure of a Mortgage Loan, including  but not  limited  to,  the  acquisition  or sale of a  Mortgaged  Property  acquired  by deed in lieu of foreclosure,  (ii) the bankruptcy of any of the REMICs created  hereunder,  (iii) the termination of the applicable
REMIC pursuant  to  Section 8.02  of the Trust  Agreement  or (iv) a purchase  of  Mortgage  Loans  pursuant to the
Purchase  Agreement)  nor acquire any assets for any of the REMICs,  nor sell or dispose of any  investments in the
Custodial  Account or the Payment  Account  for gain nor accept any  contributions  to any of the REMICs  after the
Closing  Date  unless  it has  received  an  Opinion  of  Counsel  that such  sale,  disposition,  substitution  or acquisition  will not (a) affect  adversely  the status of any of the REMICs as a REMIC or  (b) unless the Servicer has  determined  in its sole  discretion  to  indemnify  the Trust Estate  against such tax,  cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

(n)      The Indenture Trustee will apply for an employer  identification  number from the Internal Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

Section 11.02     Servicer, REMIC Administrator and Indenture Trustee Indemnification.

(a)      The Indenture Trustee agrees to indemnify the Trust Estate, the  REMIC Administrator  and the Servicer for
any taxes and costs  including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by the
Trust Estate or the  Servicer,  as a result of a breach of the Indenture  Trustee's  covenants set forth in Article
VIII or this Article XI.

(b)      The  REMIC Administrator  agrees to indemnify the Trust Estate,  the Servicer,  the  Depositor,  the Owner
Trustee  and the  Indenture  Trustee  for any  taxes and  costs  (including,  without  limitation,  any  reasonable attorneys' fees) imposed on or incurred by the Trust Estate, the Depositor,  GMACM Mortgage, LLC, the Servicer, the
Owner Trustee or the Indenture Trustee,  as a result of a breach of the  REMIC Administrator's  covenants set forth in this  Article XI with  respect to  compliance  with the  REMIC Provisions,  including  without  limitation,  any penalties  arising from the Owner  Trustee's  execution  of Tax Returns  prepared by the  REMIC Administrator  that contain errors or omissions;  provided,  however, that such liability will not be imposed to the extent such breach is a result of an error or omission in  information  provided to the  REMIC Administrator  by the Servicer in which case Section 11.02(c) will apply.

(c)      The Servicer  agrees to indemnify the Trust  Estate,  the  REMIC Administrator,  the Owner Trustee and the
Indenture Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys' fees) imposed on or incurred by the Trust Estate,  the  REMIC Administrator,  the Owner Trustee or the  Indenture  Trustee,  as a
result of a breach of the  Servicer's  covenants  set forth in this  Article XI or in Article  III with  respect to compliance  with the  REMIC Provisions,  including  without  limitation,  any penalties  arising from the Indenture
Trustee's execution of Tax Returns prepared by the Servicer that contain errors or omissions.

Section 11.03     Designation of REMIC(s).

         The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Estate (but excluding the Pre-Funding Account, the Capitalized Interest Account and the
Yield Maintenance Agreement), and subject to this Agreement (including the Mortgage Loans, as set forth in
Section 2.06 of the Trust Agreement ) as a REMIC ("REMIC I") and will make an election to treat the pool of assets comprised of the REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

         The REMIC I Regular  Interests will be "regular  interests" in REMIC I and the Class R-I Certificates will be the sole class of  "residual  interests"  in REMIC I  for  purposes  of the  REMIC Provisions  under the federal income tax law.

         The REMIC II Regular Interests will be "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein)
under federal income tax law.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     GMACM HOME EQUITY LOAN TRUST 2007-HE2, as Issuer

                                                     By:    WILMINGTON TRUST COMPANY, not in its individual
                                                            capacity but solely as Owner Trustee

                                                     By:
                                                            Name:
                                                            Title:

                                                     THE BANK OF NEW YORK TRUST COMPANY, N.A., as Indenture
                                                     Trustee

                                                     By:
                                                            Name:
                                                            Title:

THE BANK OF NEW YORK TRUST COMPANY, N.A.
hereby accepts appointment as Paying
Agent pursuant to Section 3.03 hereof
and as Note Registrar pursuant to Section
4.02 hereof.

By:
         Name:
         Title:

Signatures and Seals

STATE OF _______________   )
                                            )        ss.:
COUNTY OF _____________    )

         On this ___ day of June 2007,  before me personally  appeared  ____________,  to me known, who being by me duly  sworn,  did depose and say,  that  he/she  resides  at  _____________,  that  he/she is the  ____________  of
Wilmington  Trust Company,  the Owner Trustee,  one of the  corporations  described in and which executed the above instrument;  that he/she  knows the seal of said  corporation;  that the seal  affixed to said  instrument  is such corporate  seal;  that it was so affixed by order of the Board of  Directors of said  corporation;  and that he/she signed his/her name thereto by like order.

                  Notary Public

Acknowledgements

STATE OF _______________   )
                                            ) ss.:
COUNTY OF _____________    )

         On this ___ day of June 2007,  before me  personally  appeared  __________,  to me known,  who being by me duly sworn,  did depose and say, that he/she resides at  _____________;  that he/she is the ___________ of The Bank of New York Trust Company,  N.A. as Indenture Trustee, one of the corporations  described in and which executed the above  instrument;  that he/she knows the seal of said  corporation;  that the seal affixed to said  instrument  is such  corporate  seal;  that it was so affixed by order of the Board of  Directors  of said  corporation;  and that he/she signed his/her name thereto by like order.

                  Notary Public

NOTORIAL SEAL

                                          APPENDIX A

                                         DEFINITIONS

        Accrued  Certificate  Interest:  With respect to the Class SB  Certificates,  interest accrued during the related  Interest  Period at the Certificate  Rate for such  Certificate on its Notional Amount for such Payment Date.

        Addition  Notice:  With respect to the transfer of  Subsequent  Mortgage  Loans to the
Issuer by a Seller  pursuant to Section 2.2 of the Purchase  Agreement (in  substantially  the form set forth in Exhibit 3 to such  agreement),  a notice given by the  respective  Seller to the Rating Agencies,  the Indenture Trustee,  the Enhancer and the Owner Trustee,  which shall be given not later than two Business Days prior to the related  Subsequent  Transfer  Date, of
(i) the Seller's  designation  of Subsequent  Mortgage Loans to be sold to the Issuer and (ii)
the  aggregate  principal  balance  as of the  Subsequent  Cut-Off  Date  of  such  Subsequent
Mortgage Loans.

        Adverse REMIC Event:  As defined in Section 11.01(f) of the Indenture.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under common control with such Person.  For purposes of this  definition,  "control"  means the power to direct the management and policies of a Person,  directly or indirectly,  whether through  ownership  of voting  securities,  by contract or  otherwise  and  "controlling"  and
"controlled" shall have meanings correlative to the foregoing.

        Appraised  Value:  With  respect to any  Mortgaged  Property,  either (x) the value as generally set forth in an appraisal of such  Mortgaged  Property used to establish  compliance with the  underwriting  criteria then in effect in  connection  with the  application  for the
Mortgage  Loan  secured  by  such  Mortgaged  Property,  or (y) if the  sales  price  of  such
Mortgaged  Property is considered in accordance with the underwriting  criteria  applicable to the related  Mortgage  Loan,  the lesser of (i) the appraised  value  referred to in (x) above and (ii) the sales price of such Mortgaged Property.

        Assignment  of  Mortgage:  With  respect to any  Mortgage,  an  assignment,  notice of transfer or  equivalent  instrument,  in  recordable  form,  sufficient  under the laws of the jurisdiction in which the related  Mortgaged  Property is located to reflect the conveyance of such Mortgage,  which  assignment,  notice of transfer or equivalent  instrument may be in the form of one or more blanket  assignments  covering  Mortgages secured by Mortgaged  Properties located in the same jurisdiction.

        Authorized   Newspaper:   A  newspaper  of  general  circulation  in  the  Borough  of
Manhattan,  The City of New York,  printed in the English  language and customarily  published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

        Authorized  Officer:  With respect to the Issuer, any officer of the Owner Trustee who is  authorized  to act for the Owner  Trustee  in  matters  relating  to the Issuer and who is identified  on the  list  of  Authorized  Officers  delivered  by  the  Owner  Trustee  to the
Indenture  Trustee on the  Closing  Date (as such list may be modified  or  supplemented  from time to time thereafter).

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Basic  Documents:  The Trust Agreement,  the Indenture,  the Purchase  Agreement,  the
Insurance  Agreement,  the Policy,  the  Servicing  Agreement,  the Custodial  Agreement,  any
Subsequent  Transfer  Agreement  and  the  other  documents  and  certificates   delivered  in
connection with any of the above.

        Beneficial  Owner:  With respect to any Note, the Person who is the  beneficial  owner of such  Note as  reflected  on the  books  of the  Depository  or on the  books  of a  Person maintaining  an  account  with  such  Depository  (directly  as a  Depository  Participant  or
indirectly  through  a  Depository   Participant,   in  accordance  with  the  rules  of  such
Depository).

        Billing  Cycle:  With respect to any Mortgage  Loan and Due Date,  the calendar  month preceding such Due Date.

        Book-Entry  Notes:  Beneficial  interests  in the Notes,  ownership  and  transfers of which shall be made through book entries by the  Depository  as described in  Section 4.06  of the Indenture.

        Business  Day:  Any day other than (i) a  Saturday  or a Sunday or (ii) a day on which banking institutions in the States of New York,  Pennsylvania,  Delaware or any State in which the Corporate Trust Office are required or authorized by law to be closed.

        Capitalized  Interest  Account:  The account  established  and maintained  pursuant to
Section 3.19 of the Servicing Agreement.

        Capitalized  Interest  Requirement:  With  respect  to each  Payment  Date  during the
Pre-Funding  Period  and on the  Payment  Date  immediately  after the end of the  Pre-Funding
Period,  the excess,  if any of (i) the sum of (A) the amount of interest that would accrue at the Net WAC Rate for the related  Interest  Period on the amount on deposit in the Pre-Funding
Account  as of the close of  business  on the  preceding  Payment  Date (or as of the  Closing
Date,  in the case of the  first  Payment  Date)  and (B) the  amount  of any fees paid to the
Enhancer for the Policy,  over (ii) the amount of  reinvestment  earnings  since the preceding
Payment Date (or the Closing Date,  in the case of the first Payment Date) in the  Pre-Funding
Account.

        Certificate  Balance:  With respect to any Payment Date and the Class SB Certificates, an amount equal to the then applicable  Certificate  Percentage  Interest of such  Certificate multiplied by the Overcollateralization Amount.

        Certificate   Distribution   Amount:  For  any  Payment  Date,  the  amount,  if  any,
distributable  on the  Certificates  for such Payment Date pursuant to Section  3.05(a)(xv) of the Indenture.

        Certificate  of Trust:  The  Certificate  of Trust  filed for the  Trust  pursuant  to
Section 3810(a) of the Statutory Trust Statute.

        Certificate   Paying  Agent:  The  Certificate  Paying  Agent  appointed  pursuant  to
Section 3.10  of the Trust  Agreement.  Initially the Indenture  Trustee has been appointed as the Certificate Paying Agent.

        Certificate   Percentage   Interest:   With  respect  to  any  Payment  Date  and  any
Certificate, the Percentage Interest for such Certificate.

        Certificate  Rate:  With  respect  to the Class SB  Certificates  and REMIC II Regular
Interest  SB-IO and any Payment Date, a rate per annum equal to the  percentage  equivalent of a fraction,  the numerator of which is the sum of the amounts  calculated  pursuant to clauses
(i)  through  (iii)  below,  and the  denominator  of  which is the  aggregate  Uncertificated
Principal  Balance  of the  REMIC  I  Regular  Interests.  For  purposes  of  calculating  the
Certificate  Rate for the Class SB  Certificates  and REMIC II  Regular  Interest  SB-IO,  the
numerator is equal to the sum of the following components:

        (i)    the REMIC I  Remittance  Rate for REMIC I Regular  Interest LT1 minus the SB-IO
Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal  Balance of
REMIC I Regular Interest LT1;

        (ii)   the REMIC I  Remittance  Rate for REMIC I Regular  Interest LT2 minus the SB-IO
Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal  Balance of
REMIC I Regular Interest LT2; and

         (iii) the REMIC I  Remittance  Rate for REMIC I Regular  Interest LT4 minus twice the
SB-IO  Marker  Rate,  applied  to a  notional  amount  equal to the  Uncertificated  Principal
Balance of REMIC I Regular Interest LT4.

        Certificate  Register:  The register maintained by the Certificate  Registrar in which the  Certificate  Registrar  shall  provide  for  the  registration  of  Certificates  and  of transfers and exchanges of Certificates.

        Certificate  Registrar:  The Certificate  Registrar appointed pursuant to Section 3.05
of  the  Trust  Agreement.   Initially  the  Indenture  Trustee  has  been  appointed  as  the
Certificate Registrar.

        Certificateholder:  The  Person  in whose  name a  Certificate  is  registered  in the
Certificate  Register except that, any Certificate  registered in the name of the Issuer,  the
Owner  Trustee  or  the  Indenture  Trustee  or any  Affiliate  of the  Owner  Trustee  or the
Indenture  Trustee shall be deemed not to be outstanding  and the  registered  holder will not be considered a Certificateholder for purposes of giving any request,  demand,  authorization, direction,  notice,  consent or waiver under the  Indenture or the Trust  Agreement;  provided that, in  determining  whether the  Indenture  Trustee or the Owner Trustee shall be protected in  relying  upon any such  request,  demand,  authorization,  direction,  notice,  consent or waiver,  only  Certificates  that the  Indenture  Trustee or the Owner  Trustee knows to be so owned shall be so  disregarded.  Owners of  Certificates  that have been pledged in good faith may be regarded as  Certificateholders  if the pledgee  establishes to the satisfaction of the
Indenture  Trustee or the Owner  Trustee,  as the case may be, the  pledgee's  right so to act with respect to such  Certificates  and that the pledgee is not the Issuer,  any other obligor upon the Certificates or any Affiliate of the Owner Trustee or the Indenture Trustee.

        Certificates:  Collectively, the Class R and the Class SB Certificates.

        Class : With  respect to any Note,  all Notes  that bear the same  Class  designation,
(i.e.,  the  Class A-1  Notes as a group,  Class  A-2  Notes as a group,  Class A-3 Notes as a group,  Class  A-4  Notes as a group,  Class A-5 Notes as a group and the Class A-6 Notes as a group).  With  respect  to  any  Certificate,  all  Certificates  that  bear  the  same  Class designation,  (i.e.,  the Class SB Certificates as a group,  Class R-I Certificates as a group and Class R-II  Certificates as a group).  With respect to any Regular  Interest,  all Regular
Interests that bear the same class designation.

        Class A-1 Notes:  The Class A-1 GMACM  Home  Equity  Loan-Backed  Term  Notes,  Series
2007-HE2, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-2 Notes:  The Class A-2 GMACM  Home  Equity  Loan-Backed  Term  Notes,  Series
2007-HE2, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-3 Notes:  The Class A-3 GMACM  Home  Equity  Loan-Backed  Term  Notes,  Series
2007-HE2, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-4 Notes:  The Class A-4 GMACM  Home  Equity  Loan-Backed  Term  Notes,  Series
2007-HE2, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-5 Notes:  The Class A-5 GMACM  Home  Equity  Loan-Backed  Term  Notes,  Series
2007-HE2, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-6 Lockout  Distribution  Amount: With respect to any Payment Date, the product of (a) the Class A-6  Lockout  Percentage for such Payment Date and (b) the Class A-6 Pro Rata
Distribution  Amount  for  such  Payment  Date.  In  no  event  shall  the  Class A-6  Lockout
Distribution  Amount for a Payment Date exceed the Principal  Collection  Distribution  Amount or the Note Balance of the Class A-6 Notes immediately prior to such Payment Date.

        Class A-6  Lockout  Percentage:  With respect to each  Payment  Date,  the  applicable percentage set forth below:

                                                                                           CLASS A-5
                                      PAYMENT DATES                                     LOCKOUT PERCENTAGE
        July 2007 through and including June 2010...............                               0%
        July 2010 through and including June 2012...............                              45%
        July 2012 through and including June 2013...............                              80%
        July 2013 through and including June 2014...............                             100%
        July 2014 and thereafter................................                             300%

        Class A-6 Notes:  The Class A-6 GMACM  Home  Equity  Loan-Backed  Term  Notes,  Series
2007-HE2, in substantially the form set forth in Exhibit A-1 to the Indenture.

        Class A-6 Pro Rata  Distribution  Amount:  With respect to any Payment Date, an amount equal to the  product of (a) a fraction,  the  numerator  of which is the Note  Balance of the
Class A-6  Notes  immediately  prior to such Payment Date and the  denominator of which is the aggregate  Note  Balance of the Notes  immediately  prior to such Payment Date and (b) the sum of (i) the Principal  Distribution  Amount,  (ii) any Liquidation Loss Distribution Amount and
(iii) any Overcollateralization Increase Amount, in each case, for that payment date.

        Class  Principal  Balance:  For each Class of Notes,  the Initial Note Balance thereof as reduced on each  successive  Payment Date by principal  distributed  in respect  thereof on such Payment  Date  pursuant to Section 3.03 of the  Servicing  Agreement  and Section 3.05 of
the Indenture.

        Class R Certificates:  The Class R-I  Certificates and Class R-II  Certificates,  each as  substantially  in  the  form  of  Exhibit  I  to  the  Trust  Agreement  and  entitled  to distributions as provided in the Trust Agreement.

        Class SB Certificates:  The Class SB Certificates substantially in the form of Exhibit
A to the Trust Agreement and entitled to distributions as provided in the Trust Agreement.

        Class SB Distribution  Amount: On any Payment Date, the sum of (i) Accrued Certificate
Interest for such  Payment  Date,  (ii) the amounts  payable to the  Certificates  pursuant to
Section  3.05(a)(x) of the Indenture and (iii) the  Overcollateralization  Release Amount,  if
any, for the  Determination  Date related to such Payment Date,  reduced,  but not below zero, by the Liquidation  Loss  Distribution  Amount and  Overcollateralization  Increase Amount for
such Payment Date,  all of the foregoing done without  double  counting  either in addition or subtraction.

        Closing Date: June 28, 2007.

        Code:  The Internal  Revenue Code of 1986, as amended,  and the rules and  regulations promulgated thereunder.

        Collateral:  The meaning specified in the Granting Clause of the Indenture.

        Collection  Period:  With respect to any Mortgage Loan and Payment Date,  the calendar month preceding any such Payment Date.

        Collections:  With respect to any  Collection  Period,  all Interest  Collections  and
Principal Collections during such Collection Period.

        Combined  Loan-to-Value  Ratio or CLTV: With respect to each Mortgage Loan, the ratio, expressed as a percentage,  of the sum of (i) the initial  principal  balance of such Mortgage
Loan, and (ii) any  outstanding  principal  balance,  at origination of such Mortgage Loan, of all other  mortgage  loans,  if any,  secured by senior or  subordinate  liens on the  related
Mortgaged Property, to the Appraised Value, or, when not available, the Stated Value.

        Commission:  The Securities and Exchange Commission.

        Corporate  Trust  Office:   With  respect  to  the  Indenture   Trustee,   Certificate
Registrar,  Certificate  Paying Agent and Paying Agent,  the principal  corporate trust office of the  Indenture  Trustee and Note  Registrar at which at any  particular  time its corporate trust  business  shall be  administered,  which  office at the date of the  execution  of this instrument  is located  at 2 North  LaSalle  Street,  Suite  1020,  Chicago,  Illinois  60602,
Attention:  Structured  Finance Services - GMACM Home Equity Loan Trust Series 2007-HE2.  With
respect to the Owner  Trustee,  the principal  corporate  trust office of the Owner Trustee at which at any  particular  time its  corporate  trust  business  shall be  administered,  which office at the date of the  execution  of this Trust  Agreement  is  located  at Rodney  Square
North,  1100 North Market Street,  Wilmington,  Delaware  19890,  Attention:  Corporate  Trust
Administration.

        Custodial  Account:  The account or accounts  created and  maintained  by the Servicer pursuant to  Section 3.02(b) of the Servicing  Agreement,  in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

        Custodial  Agreement:  The  Custodial  Agreement,  dated the Closing  Date,  among the
Custodian,  the Indenture Trustee,  the Issuer and the Servicer relating to the custody of the
Mortgage Loans and the Related Documents.

        Custodian:  GMAC Bank and its  successors and assigns,  as applicable  pursuant to the
Custodial  Agreement,  or any other successor custodian of the Mortgage Files appointed by the
Indenture Trustee and reasonably acceptable to the Enhancer and the Servicer.

        Cut-Off Date:  June 1, 2007.

        Cut-Off  Date  Principal  Balance:  With  respect  to any  Initial  Mortgage  Loan  or
Subsequent  Mortgage Loan, the unpaid  principal  balance  thereof as of the close of business on the last day of the  Billing  Cycle  immediately  prior to the Cut-Off  Date or  Subsequent
Cut-Off Date, as the case may be.

        Default:  Any  occurrence  which is or with  notice or the lapse of time or both would become an Event of Default.

        Deficiency Amount:  As defined in the Policy.

        Definitive   Notes:   Any  definitive,   fully   registered   Note,  as  described  in
Section 4.06 of the Indenture.

        Deleted Loan: A Mortgage  Loan replaced or to be replaced with an Eligible  Substitute
Loan.

        Delinquent:  As used herein,  a Mortgage  Loan is considered to be: "30 to 59 days" or
"30 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the next following  monthly due date.  Since the  determination as to whether a Mortgage  Loan falls into these  categories  is made as of the close of  business on the last  business  day of each  month,  a Mortgage  Loan with a payment due on July 1 that remained  unpaid as of the close of business on July 31 would still be  considered  current as of July 31. If that  payment  remained  unpaid as of the close of  business  on August 31, the
Mortgage Loan would then be considered  30-59 days delinquent.  Delinquency  information as of the Cut-off Date is  determined  and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Delinquency  Percentages:  With respect to any Payment Date, the percentage equivalent of a fraction (A) the  numerator of which is the Principal  Balance that are Delinquent for 60 days or more as of such Payment  Date and (B) the  denominator  of which is the Pool  Balance, in each case as of the beginning of the related Collection Period, expressed as a percentage.

        Depositor:  Residential Asset Mortgage Products, Inc., a Delaware corporation,  or its successor in interest.

        Depository:  The  Depository  Trust Company or a successor  appointed by the Indenture
Trustee  with  the  approval  of the  Issuer.  Any  successor  to the  Depository  shall be an organization  registered as a "clearing  agency"  pursuant to  Section 17A of the Exchange Act and the regulations of the Commission thereunder.

        Depository  Participant:  A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Determination  Date:  With respect to any Payment  Date,  the 18th day of the month in which such  Payment  Date  occurs or if such day is not a Business  Day,  the next  succeeding
Business Day.

        Disqualified Organization:  Any organization defined as a "disqualified  organization"
under Section  860E(e)(5) of the Code,  and if not otherwise  included,  any of the following:
(i) the United  States,  any State or political  subdivision  thereof,  any  possession of the
United  States,  or any  agency or  instrumentality  of any of the  foregoing  (other  than an instrumentality  which is a  corporation  if all of its  activities  are  subject  to tax and, except  for  Freddie  Mac,  a  majority  of its board of  directors  is not  selected  by such governmental unit), (ii) a foreign government, any international  organization,  or any agency or  instrumentality  of any of the  foregoing,  (iii) any  organization  (other  than  certain farmers'  cooperatives  described  in Section  521 of the Code)  which is exempt  from the tax imposed  by Chapter 1 of the Code  (including  the tax  imposed by Section  511 of the Code on unrelated business taxable income), (iv) rural electric and telephone  cooperatives  described in Section  1381(a)(2)(C)  of the Code, (v) any "electing  large  partnership,"  as defined in
Section  775(a) of the Code and (vi) any other Person so  designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Class R  Certificate  by
such  Person may cause the Trust  Estate or any Person  having an  Ownership  Interest  in any
Class of  Certificates  (other  than such  Person) to incur a  liability  for any  federal tax imposed  under the Code  that  would not  otherwise  be  imposed  but for the  Transfer  of an
Ownership  Interest  in a Class R  Certificate  to such  Person.  The terms  "United  States,"
"State" and "international  organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution   Account:  The  account  or  accounts  created  and  maintained  by  the
Certificate   Paying  Agent  pursuant  to   Section 3.10(c)   of  the  Trust  Agreement.   The
Certificate  Paying  Agent  will make all  distributions  on the  Certificates  from  money on deposit in the Distribution Account.

        Due Date:  With respect to each Mortgage Loan,  the date on which monthly  payments on such Mortgage Loan are due.

        Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution  the  short-term  debt  obligations  of which  have been rated by each
Rating Agency in its highest  rating  category  available  (provided that if Standard & Poor's rating for such  institution's  short-term  debt  obligation  is  downgraded  below A-2,  such account  and all  funds  deposited  therein  shall be  transferred  to an  institution  with a short-term  debt  obligation  of at least A-2 within 30 days),  or (ii) an account or accounts maintained  with a depository  institution  or trust company,  as long as its short-term  debt obligations  are rated P-1 by Moody's,  and A-1+ by Standard & Poor's (or the  equivalent)  or better by each Rating Agency,  and its long term debt  obligations are rated A2 by Moody's and
AA- by  Standard & Poor's (or the  equivalent)  or better by each  Rating  Agency,  or (iii) a segregated  trust  account  or  accounts  maintained  in the  corporate  trust  division  of a depository  institution  or  trust  company,  acting  in its  fiduciary  capacity,  or (iv) an account  or  accounts  of a  depository  institution  acceptable  to each  Rating  Agency  (as evidenced  in writing by each  Rating  Agency  that use of any such  account  will not cause a
Rating Event (if determined without regard to the Policy).

        Eligible  Substitute  Loan: A Mortgage Loan substituted by either Seller for a Deleted
Loan, which must, on the date of such substitution,  as confirmed in an Officers'  Certificate delivered  to the  Indenture  Trustee,  (i)  have  an  outstanding  principal  balance,  after deduction of the  principal  portion of the monthly  payment due in the month of  substitution
(or in the case of a  substitution  of more  than one  Mortgage  Loan for a  Deleted  Mortgage
Loan, an aggregate  outstanding  principal  balance,  after such deduction),  not in excess of the  outstanding  principal  balance of the Deleted  Loan (the amount of any  shortfall  to be deposited by the Seller in the Custodial  Account in the month of  substitution);  (ii) comply with each  representation  and warranty made by GMACM and set forth in  Section 3.1(b)  of the
Purchase Agreement,  other than clauses (viii), (xiii), (xxiv),  (xxv)(B),  (xxvi) and (xxvii)
thereof,  and comply with each of the  representations  and  warranties  made by WG Trust 2003 set forth in  Section 3.1(d)(II)  of the Purchase  Agreement,  as of the date of substitution;
(iii) have  a Loan Rate and Net Loan Rate no lower than and not more than 1% per annum  higher than the Loan Rate and Net Loan  Rate,  respectively,  of the  Deleted  Loan as of the date of substitution;  (iv)  have a CLTV at the  time  of  substitution  no  higher  than  that of the
Deleted Loan at the time of  substitution;  (v) have a remaining  term to stated  maturity not greater  than (and not more than one year less than) that of the  Deleted  Loan;  and (vi) not be 30 days or more delinquent.

        Enhancer: Financial Guaranty Insurance Company, or any successor thereto.

        Enhancer  Default:  Any failure by the Enhancer to make a payment  required  under the
Policy in accordance with its terms.

        Enhancer  Optional  Deposit:  Amounts deposited by or on behalf of the Enhancer in the
Note Payment Account, other than Insured Payments, to be applied to the Notes.

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.
        Event of Default:  With  respect to the  Indenture,  any one of the  following  events
(whatever  the  reason  for such  Event of  Default  and  whether  it  shall be  voluntary  or involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)     a default in the payment of the principal of, any  installment  of the principal of or interest on any Note when the same becomes due and payable,  and such default  shall  continue for a period of five days;

(b)     there occurs a default in the  observance or  performance  in any material  respect of any  covenant or  agreement  of the Issuer made in the  Indenture,  or any  representation  or warranty of the Issuer made in the Indenture or in any certificate  delivered  pursuant hereto or in connection  herewith  proving to have been  incorrect in any material  respect as of the time  when  the  same  shall  have  been  made  that  has a  material  adverse  effect  on the
Noteholders  or the  Enhancer,  and  such  default  shall  continue  or not be  cured,  or the circumstance  or condition in respect of which such  representation  or warranty was incorrect shall not have been eliminated or otherwise  cured,  for a period of 30 days after there shall have been given,  by registered or certified  mail, to the Issuer by the Indenture  Trustee or to the Issuer and the  Indenture  Trustee by the Enhancer or the  Noteholders  of at least 25%
of the  aggregate  Note  Balance of the Notes,  a written  notice  specifying  such default or incorrect  representation  or warranty  and  requiring it to be remedied and stating that such notice is a notice of default hereunder;

(c)     there  occurs  the  filing  of  a  decree  or  order  for  relief  by a  court  having jurisdiction  in the  premises in respect of the Issuer or any  substantial  part of the Trust
Estate in an involuntary  case under any applicable  federal or state  bankruptcy,  insolvency or other  similar law now or  hereafter  in effect,  or  appointing  a  receiver,  liquidator, assignee,  custodian,  trustee,  sequestrator  or  similar  official  of the Issuer or for any substantial  part of the Trust  Estate,  or ordering  the  winding-up  or  liquidation  of the
Issuer's  affairs,  and such decree or order shall remain  unstayed and in effect for a period of 60 consecutive days; or

(d)     there occurs the  commencement  by the Issuer of a voluntary case under any applicable federal or state  bankruptcy,  insolvency or other similar law now or hereafter in effect,  or the  consent by the Issuer to the entry of an order for  relief in an  involuntary  case under any such law,  or the  consent  by the Issuer to the  appointment  or taking  possession  by a receiver,  liquidator,  assignee,  custodian, trustee, sequestrator or similar official of the
Issuer or for any  substantial  part of the assets of the Trust  Estate,  or the making by the
Issuer of any general  assignment  for the benefit of creditors,  or the failure by the Issuer generally  to pay its debts as such  debts  become  due,  or the  taking of any  action by the
Issuer in furtherance of any of the foregoing.

        Exchange  Act:  The  Securities  Exchange Act of 1934,  as amended,  and the rules and regulations promulgated thereunder.

        Excess  Spread:  With respect to any Payment Date and without  taking into account any
Insured  Payment,  if any, paid by the Enhancer  under the Policy for such Payment  Date,  the excess,  if any, of (i) Interest  Collections for the related  Collection Period over (ii) the sum of  (x) the  sum of (A) the  premium  allocable  to such  Payment  Date and (B) any unpaid premium for the Policy,  with interest thereon as provided in the Insurance  Agreement and (y)
the  aggregate  amount  distributed  to the  Noteholders  as  interest  on such  Payment  Date pursuant to Section 3.05(a)(i) of the Indenture.

        Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

        Fannie Mae: Fannie Mae,  formerly the Federal National  Mortgage  Association,  or any
successor thereto.

        FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

        Final Payment Date:  The Payment Date in December 2037.

        Fiscal  Year:  The fiscal  year of the Trust,  which  shall end on December 31 of each year.

        Foreclosure  Profit:  With respect to a Liquidated  Mortgage Loan, the amount, if any, by which (i) the aggregate of Liquidation  Proceeds net of Liquidation  Expenses  exceeds (ii)
the Principal  Balance of such  Liquidated  Mortgage  Loan (plus  accrued and unpaid  interest thereon at the  applicable  Loan Rate from the date interest was last paid through the date of receipt of the final  Liquidation  Proceeds)  immediately  prior to the final  recovery of the related Liquidation Proceeds.

        Form 10-K Certification:  As defined in Section 4.02(c) of the Servicing Agreement.

        Freddie Mac:  Freddie Mac,  formerly the Federal Home Loan  Mortgage  Corporation,  or any successor thereto.

        GAAP: Generally accepted accounting principles.

        Grant: Pledge,  bargain, sell, warrant,  alienate,  remise,  release,  convey, assign, transfer,  create,  and  grant a lien upon and a  security  interest  in and right of  set-off against,  deposit,  set over and confirm pursuant to the Indenture.  A Grant of the Collateral or of any other  agreement or  instrument  shall  include all rights,  powers and options (but none of the  obligations)  of the granting  party  thereunder,  including  the  immediate  and continuing  right to claim for,  collect,  receive and give receipt for principal and interest payments in respect of such  collateral or other  agreement or instrument and all other moneys payable thereunder,  to give and receive notices and other communications,  to make waivers or other  agreements,  to exercise all rights and options,  to bring  proceedings  in the name of the granting  party or otherwise,  and generally to do and receive  anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

        GMAC:  GMAC LLC, and its successors and assigns.

        GMACM:  GMAC Mortgage, LLC, and its successors and assigns.

        Indemnified Party:  The meaning specified in Section 7.02 of the Trust Agreement.

        Indenture:  The  indenture  dated as of the  Closing  Date  between the Issuer and the
Indenture Trustee.

        Indenture  Trustee:  The Bank of New York Trust  Company,  N.A.,  a  national  banking association,  and its  successors  and assigns or any successor  indenture  trustee  appointed pursuant to the terms of the Indenture.

        Independent:  When used with respect to any  specified  Person,  such Person (i) is in fact  independent of the Issuer,  any other obligor on the Notes,  the Sellers,  the Depositor and any Affiliate of any of the  foregoing  Persons,  (ii) does not have any direct  financial interest or any material indirect  financial  interest in the Issuer,  any such other obligor, the Sellers,  the Depositor or any Affiliate of any of the foregoing  Persons and (iii) is not connected  with the  Issuer,  any such  other  obligor,  the  Sellers,  the  Depositor  or any
Affiliate of any of the  foregoing  Persons as an officer,  employee,  promoter,  underwriter, trustee, partner, director or person performing similar functions.

        Independent  Certificate:  A  certificate  or opinion to be delivered to the Indenture
Trustee under the  circumstances  described in, and otherwise  complying  with, the applicable requirements  of  Section 10.01  of the Indenture,  made by an Independent  appraiser or other expert  appointed by an Issuer Order and approved by the Indenture  Trustee in the exercise of reasonable  care,  and such  opinion or  certificate  shall state that the signer has read the definition of  "Independent"  in this Indenture and that the signer is Independent  within the meaning thereof.

        Initial Aggregate Note Balance:  $1,240,884,000.00.

        Initial Class A-1 Note Balance:  $488,845,000.00.

        Initial Class A-2 Note Balance:  $170,818,000.00.

        Initial Class A-3 Note Balance:  $219,526,000.00.

        Initial Class A-4 Note Balance:  $173,734,000.00.

        Initial Class A-5 Note Balance:  $63,873,000.00.

        Initial Class A-6 Note Balance:  $124,088,000.00.

        Initial Certificate Balance: $39,698,206.40.

        Initial Mortgage Loans:  The mortgage loans initially  transferred by the Depositor to the Issuer on the Closing Date, which are listed on the Mortgage Loan Schedule on such date.

        Initial Note  Balance:  The Initial  Class A-1 Note  Balance,  Initial  Class A-2 Note
Balance,  Initial  Class A-3 Note Balance,  Initial Class A-4 Note Balance,  Initial Class A-5
Note Balance or Initial Class A-6 Note Balance as applicable.

        Initial Pool Balance:  The sum of (a) the aggregate  Principal Balances of the Initial
Mortgage Loans as of the Cut-off Date and (b) the Original Pre-Funded Amount.

        Insolvency Event:  With respect to a specified  Person,  (a) the filing of a decree or order for relief by a court having  jurisdiction  in the premises in respect of such Person or any substantial part of its property in an involuntary  case under any applicable  bankruptcy, insolvency  or other  similar  law now or  hereafter  in effect,  or  appointing  a  receiver, liquidator,  assignee,  custodian,  trustee,  sequestrator or similar official for such Person or for any  substantial  part of its property,  or ordering the  winding-up or  liquidation of such  Person's  affairs,  and such decree or order shall  remain  unstayed and in effect for a period of 60  consecutive  days; or (b) the  commencement  by such Person of a voluntary  case under any applicable  bankruptcy,  insolvency or other similar law now or hereafter in effect, or the  consent  by such  Person to the entry of an order for  relief in an  involuntary  case under any such law, or the consent by such Person to the  appointment of or taking  possession by a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator or similar official for such Person or for any substantial  part of its property,  or the making by such Person of any general  assignment for the benefit of creditors,  or the failure by such Person generally to pay its debts as such debts  become due or the  admission  by such Person in writing (as to which the Indenture  Trustee  shall have notice) of its inability to pay its debts  generally, or the adoption by the Board of  Directors  or managing  member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

        Insurance  Agreement:  The  Insurance  and  Indemnity  Agreement  dated as of June 28,
2007, among the Servicer,  the Sellers,  the Depositor,  the Issuer, the Indenture Trustee and
the Enhancer, including any amendments and supplements thereto.

        Insurance  Proceeds:  Proceeds paid by any insurer (other than the Enhancer)  pursuant to any  insurance  policy  covering a Mortgage  Loan which are  required to be remitted to the
Servicer,  or  amounts  required  to be  paid by the  Servicer  pursuant  to the  next to last sentence  of  Section 3.04  of the  Servicing  Agreement,  net of any  component  thereof  (i)
covering any expenses  incurred by or on behalf of the Servicer in connection  with  obtaining such  proceeds,  (ii) that is applied to the  restoration  or repair of the related  Mortgaged
Property,  (iii) released to the related  Mortgagor in accordance  with the Servicer's  normal servicing  procedures or  (iv) required  to be paid to any holder of a mortgage senior to such
Mortgage Loan.

        Insured Payment:  As defined in the Policy.

        Interest  Carry  Forward  Amount:  With  respect to any Payment  Date and any Class of
Notes (other than the Class A-1 Notes) the sum of:

        (1) if on such Payment Date the Note Rate on any such Class is  limited to the Net WAC
Rate,  the  excess of (a) the  amount of  interest  such  Class would  have been  entitled  to receive  without  regard  to the Net WAC Rate on such  Payment  Date,  over (b) the  amount of interest that such  Class was  entitled to receive on such Payment Date because the applicable
Note Rate was calculated at the Net WAC Rate; and

        (2) the  Interest  Carry  Forward  Amount  for all  previous  Payment  Dates  for such
Class not  previously  paid,  together with interest  thereon at a rate equal to the Note Rate for such Payment Date.

        With respect to any Payment Date and the Class A-1  Notes,  the sum of: (1) the excess of:

o       if on such  Payment Date the Note Rate for the  Class A-1  Notes is limited to the Net
               WAC Rate,  the amount of  interest  that the  Class A-1  Notes  would have been entitled  to receive on such  Payment  Date had the  applicable  Note Rate been calculated as a per annum rate equal to the lesser of (a) One-Month  LIBOR plus the related  Margin and (b) with  respect to the Class A-1 Notes only,  10.00%, over

o       the amount of  interest  that the  Class A-1  Notes were  entitled  to receive on such
               Payment Date because the  applicable  Note Rate was  calculated  at the Net WAC
               Rate; and

        (2)    the Interest  Carry  Forward  Amount for the  Class A-1  Notes for all previous
Payment Dates not  previously  paid,  together  with  interest  thereon at a rate equal to the applicable Note Rate for such Payment Date.

        Interest  Collections:  With respect to any Payment  Date,  the sum of all payments by or on behalf of Mortgagors  and any other amounts  constituting  interest  (including  without limitation  such portion of  Insurance  Proceeds,  Net  Liquidation  Proceeds  and  Repurchase
Prices  as is  allocable  to  interest  on the  applicable  Mortgage  Loan)  as is paid by the
Sellers or the  Servicer  (including  any  optional  servicing  advance) or is  collected  and applied by the Servicer under the Mortgage  Loans during the related  Collection  Period,  and reduced by the  Servicing  Fee for the related  Collection  Period and by any fees  (including annual  fees) or late charges or similar  administrative  fees paid by  Mortgagors  during the related  Collection  Period.  The terms of the  related  Mortgage  Note  shall  determine  the portion of each  payment  in  respect of such  Mortgage  Loan that  constitutes  principal  or interest.

        Interest  Coverage  Amount:  The amount to be paid from  proceeds from the sale of the
Notes for deposit  into the  Capitalized  Interest  Account  pursuant  to Section  3.19 of the
Servicing  Agreement on the Closing Date, which amount  initially shall be  $3,523,325.42  and thereafter,  shall be the amount  computed in  accordance  with Section 3.19 of the  Servicing
Agreement.

        Interest Period:  With respect to each Class of Notes (other than the Class A-1 Notes)
and any Payment Date,  the calendar  month  preceding  such Payment Date.  With respect to any
Payment  Date and the  Class  A-1  Notes,  other  than the  first  Payment  Date,  the  period commencing  on the Payment  Date in the month  immediately  preceding  the month in which such
Payment  Date occurs and ending on the day  preceding  such Payment  Date,  and in the case of the first  Payment  Date,  the period  commencing  on the  Closing  Date and ending on the day preceding the first Payment Date.

        Issuer or Trust:  The GMACM Home  Equity  Loan Trust  2007-HE2,  a Delaware  statutory trust, or its successor in interest.

        Issuer Order or Issuer  Request:  A written order or request signed in the name of the
Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

        LIBOR  Business  Day:  Any day other than (i) a Saturday  or a Sunday or (ii) a day on which banking  institutions  in the city of London,  England are required or authorized by law to be closed.

        Lien: Any mortgage,  deed of trust,  pledge,  conveyance,  hypothecation,  assignment, participation,  deposit  arrangement,  encumbrance,  lien  (statutory  or other),  preference, priority  right or interest or other  security  agreement or  preferential  arrangement of any kind or nature  whatsoever,  including,  without  limitation,  any  conditional  sale or other title retention  agreement,  any financing lease having substantially the same economic effect as any of the foregoing and the filing of any  financing  statement  under the UCC (other than any such financing  statement filed for informational  purposes only) or comparable law of any jurisdiction  to  evidence  any of the  foregoing;  provided,  however,  that  any  assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

        Liquidated  Mortgage  Loan:  With respect to any Payment  Date,  any Mortgage  Loan in respect of which the Servicer has  determined,  in accordance  with the  servicing  procedures specified in the  Servicing  Agreement,  as of the end of the related  Collection  Period that substantially all Liquidation  Proceeds which it reasonably  expects to recover,  if any, with respect to the disposition of the related REO Property have been recovered.

        Liquidation Expenses:  All out-of-pocket  expenses (exclusive of overhead) incurred by or on behalf of the Servicer in connection  with the  liquidation of any Mortgage Loan and not recovered  under any insurance  policy,  including legal fees and expenses,  any  unreimbursed amount expended  (including,  without limitation,  amounts advanced to correct defaults on any mortgage loan which is senior to such  Mortgage  Loan and amounts  advanced to keep current or pay off a mortgage loan that is senior to such Mortgage  Loan)  respecting  such Mortgage Loan and any related and  unreimbursed  expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

        Liquidation  Loss Amount:  With respect to any Payment Date and any Mortgage Loan that became a  Liquidated  Mortgage  Loan during the related  Collection  Period,  the  unrecovered portion  of the  Principal  Balance of such  Mortgage  Loan and any  unpaid  accrued  interest thereon at the end of such  Collection  Period,  after  giving  effect to the Net  Liquidation
Proceeds applied in reduction of such Principal Balance.

        Liquidation  Loss  Distribution  Amount:  With respect to any Payment  Date, an amount equal to the sum of (A) 100% of the  Liquidation  Loss Amounts on such Payment Date,  plus (B)
any Liquidation  Loss Amounts  remaining  undistributed  from any preceding  Payment Date. Any
Liquidation Loss Amount remaining  undistributed  from any preceding payment date shall not be required  to be  paid  as a  Liquidation  Loss  Distribution  Amount  to  the  extent  that  a
Liquidation  Loss  Amount was paid on the notes by means of excess  interest  or a draw on the
Policy or was reflected in the reduction of the Overcollateralization Amount.

        Liquidation  Proceeds:  Proceeds  (including  Insurance  Proceeds  but  not  including amounts  drawn under the Policy) if any received in  connection  with the  liquidation  of any
Mortgage Loan or related REO Property,  whether through  trustee's sale,  foreclosure  sale or otherwise.

        LT1 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the
REMIC I Principal  Reduction  Amount for REMIC I Regular  Interest  LT1 for such  Payment Date over the  principal  Liquidation  Loss Amounts  allocated  to REMIC I Regular  Interest LT1 on such Payment Date.

        LT2 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the
REMIC I Principal  Reduction  Amount for REMIC I Regular  Interest  LT2 for such  Payment Date over the  principal  Liquidation  Loss Amounts  allocated  to REMIC I Regular  Interest LT2 on such Payment Date.

        LT3 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the
REMIC I Principal  Reduction  Amount for REMIC I Regular  Interest  LT3 for such  Payment Date over the  principal  Liquidation  Loss Amounts  allocated  to REMIC I Regular  Interest LT3 on such Payment Date.

        LT4 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the
REMIC I Principal  Reduction  Amount for REMIC I Regular  Interest  LT4 for such  Payment Date over the  principal  Liquidation  Loss Amounts  allocated  to REMIC I Regular  Interest LT4 on such Payment Date.

        Loan  Rate:  With  respect  to any  Mortgage  Loan and any day,  the per annum rate of interest applicable under the related Mortgage Note.

        Lost Note  Affidavit:  With  respect  to any  Mortgage  Loan as to which the  original
Mortgage Note has been permanently  lost or destroyed and has not been replaced,  an affidavit from the related Seller  certifying that the original  Mortgage Note has been lost,  misplaced or destroyed (together with a copy of the related Mortgage Note, if available).

        Margin: With respect to the Class A-1 Notes, 0.14%.

        MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

        MIN: The Mortgage  Identification  Number for Mortgage Loans  registered  with MERS on the MERS(R)System.

        MOM Loan:  With respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such
Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and any Due Date,  the payment of principal and interest due thereon in accordance  with the terms of such Mortgage Loan.

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage:  The mortgage,  deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

        Mortgage File:  With respect to each Mortgage Loan:

(i)     the  original  Mortgage  Note  endorsed or assigned  without  recourse in blank (which endorsement  shall  contain  either an  original  signature  or a  facsimile  signature  of an authorized  officer of GMACM) or, with respect to any  Mortgage  Loan as to which the original
Mortgage Note has been  permanently  lost or destroyed and has not been replaced,  a Lost Note
Affidavit;

(ii)    the original  Mortgage,  noting the presence of the MIN of the Mortgage  Loan,  if the
Mortgage is  registered on the MERS(R)System,  and language  indicating  that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording  thereon,  or, if the original  Mortgage has not yet been returned from the public  recording  office, a copy of the original  Mortgage  certified by GMACM that such Mortgage has been sent for recording,  or a county  certified  copy of such  Mortgage  in the  event  the  recording  office  keeps  the original or if the original is lost;

(iii)   unless the Mortgage  Loan is  registered  on the MERS(R)System,  original  assignments
(which may be included in one or more blanket  assignments if permitted by applicable  law) of the Mortgage in recordable  form from GMACM to "The Bank of New York Trust  Company,  N.A., as
Indenture  Trustee  under that certain  Indenture  dated as of June 28,  2007,  for GMACM Home
Equity  Loan Trust  2007-HE2,  Home  Equity  Loan-Backed  Term  Notes" c/o the  Servicer at an
address specified by the Servicer;

(iv)    originals of any intervening  assignments of the Mortgage from the originator to GMACM
(or to MERS,  if the Mortgage  Loan is  registered  on the MERS(R)System,  and which notes the presence  of a MIN),  with  evidence of  recording  thereon,  or, if the  original of any such intervening  assignment has not yet been returned from the public recording  office, a copy of such  original  intervening  assignment  certified  by GMACM  that such  original  intervening assignment has been sent for recording; and

(v)     a  true  and  correct  copy  of  each  assumption,   modification,   consolidation  or
substitution agreement, if any, relating to such Mortgage Loan; and

(vi)    any  documents  required  to be  added  to such  documents  pursuant  to the  Purchase
Agreement, the Trust Agreement or the Servicing Agreement.

        It is  understood  that the Mortgage  File (other than item (i) above) may be retained in microfilm,  microfiche,  optical storage or magnetic media in lieu of hard copy;  provided, that with  respect to any  Mortgage  Loan not  registered  on the MERS(R)System,  the original assignment  of Mortgage  described  in clause  (iii)  above shall be retained in the  Mortgage
File.

        Mortgage  Loan  Schedule:  With respect to each  Mortgage  Loan,  the  schedule  which includes the following fields of information:  (i) Loan Identification  Number; (ii) Zip Code;
(iii) State;  (iv)  Original Loan Amount;  (v) Current Loan Amount;  (vi) Senior Lien Balance;
(vii)  Origination  Date;  (viii) Original Term; (ix) Remaining Term; (x)  Amortization  Term;
(xi) Interest Rate;  (xii) Property Type;  (xiii)  Occupancy  Type;  (xiv) Loan Purpose,  (xv)
Mortgage  Type;   (xvi)  Lien  Position;   (xvii)   Loan-To-Value   Ratio;   (xviii)  Combined
Loan-To-Value  Ratio; (xix) FICO Score; (xx) Documentation Type; (xxi)  Debt-To-Income  Ratio;
(xxii)  Interest-Only  Term;  and (xxiii)  with  respect to any Mortgage  Loan  originated  by
GMACM,  First Lien Loan Product  Type.  The Mortgage  Loan  Schedule for the Initial  Mortgage
Loans will be attached as Exhibit 1 to the  Mortgage  Loan  Purchase  Agreement.  The Mortgage
Loan Schedule for the  Subsequent  Mortgage  Loans will be attached to the related  Subsequent
Transfer Agreement.

        Mortgage  Loans:  At any time,  all Initial  Mortgage  Loans and  Subsequent  Mortgage
Loans that have been sold to the Issuer  pursuant to, in the case of Initial  Mortgage  Loans, the Trust  Agreement,  or, in the case of Subsequent  Mortgage  Loans,  a Subsequent  Transfer
Agreement,  together with all monies due or become due  thereunder  or the Related  Documents, and that remain subject to the terms thereof.

        Mortgage  Note:  With respect to a Mortgage  Loan,  the  promissory  note  pursuant to which the related  Mortgagor agrees to pay the indebtedness  evidenced  thereby and secured by the related Mortgage as modified or amended.

        Mortgaged   Property:   The   underlying   property,   including   real  property  and
improvements thereon, securing a Mortgage Loan.

        Mortgagor:  The obligor or obligors under a Mortgage Note.

        Net Liquidation  Proceeds:  With respect to any Liquidated Mortgage Loan,  Liquidation
Proceeds net of amounts  drawn on the Policy,  Liquidation  Expenses  (but not  including  the portion,  if any, of such  amount that  exceeds  the  Principal  Balance of, plus  accrued and unpaid  interest  on,  such  Mortgage  Loan at the end of the  Collection  Period  immediately preceding  the  Collection  Period in which such  Mortgage  Loan became a Liquidated  Mortgage
Loan) and including any Recovery Amounts.

        Net Loan Rate:  With respect to any Payment Date and any Mortgage  Loan, the Loan Rate
of that Mortgage  Loan  applicable to the Due Date in the related  Collection  Period,  net of the Servicing Fee Rate.

        Net WAC Rate:  With  respect to any  Payment  Date,  (i) a per annum rate equal to the weighted  average  of the Net Loan  Rates of the  Mortgage  Loans as of the  first  day of the month  preceding  the month in which such Payment  Date  occurs,  and weighted on the basis of the  respective  Principal  Balances of such Mortgage Loans as of the first day of the related
Collection  Period,  minus (ii) the premium rate on the Policy  multiplied by a fraction,  the numerator of which is the sum of the Note  Balances and the  denominator  of which is the Pool
Balance.

        Net  Worth:  As of any  date  of  determination,  the  net  worth  of  GMACM  and  its consolidated subsidiaries, as determined in accordance with GAAP.

        Non-United States Person:  Any Person other than a United States Person.

        Note Balance:  With respect to any Payment Date and the Notes,  the Initial  Aggregate
Note  Balance  reduced by all  payments of  principal  on the Notes prior to such Payment Date and any allocation of Liquidation Loss Amounts on the Notes prior to such Payment Date.

        Note Owner or Owner:  The Beneficial Owner of a Note.

        Note Payment  Account:  The account  established by the Indenture  Trustee pursuant to
Sections  3.01  and 8.02  of  the  Indenture  and  Section 5.01  of the  Servicing  Agreement.
Amounts  deposited in the Note Payment  Account will be distributed  by the Indenture  Trustee in accordance with Section 3.05 of the Indenture.

        Note Rate:  With respect to each Interest  Period and the related  Payment Date, a per annum rate equal to with respect to:

        (a)    the Class A-1 Notes, the least of:

o       One-Month LIBOR plus the Margin;

o       the Net WAC Cap; and

o       10.00%;

        (b)    the Class A-2 Notes, the lesser of (i) 6.054% and (ii) the Net WAC Cap;

        (c)    the Class A-3 Notes, the lesser of (i) 6.193% and (ii) the Net WAC Cap;

        (d)    the  Class A-4  Notes,  the lesser of (i)  6.424%  plus,  with  respect to each
Payment  Date  occurring  on or after the second  Payment Date  following  the first  possible
Optional Call Date, 1.00% and (ii) the Net WAC Rate;

        (e)    the  Class A-5  Notes,  the lesser of (i)  6.551%  plus,  with  respect to each
Payment  Date  occurring  on or after the second  Payment Date  following  the first  possible
Optional Call Date, 0.50% and (ii) the Net WAC Rate; and

        (f)    the  Class A-6  Notes,  the lesser of (i)  6.249%  plus,  with  respect to each
Payment  Date  occurring  on or after the second  Payment Date  following  the first  possible
Optional Call Date, 0.50% and (ii) the Net WAC Rate;

        Note  Register:  The  register  maintained  by the Note  Registrar  in which  the Note
Registrar  shall  provide for the  registration  of Notes and of  transfers  and  exchanges of
Notes.

        Note Registrar:  The Indenture Trustee, in its capacity as Note Registrar.

        Noteholder  or  Holder:  The  Person in whose  name a Note is  registered  in the Note
Register,  except that, any Note  registered in the name of the  Depositor,  the Issuer or the
Indenture  Trustee or any Affiliate of any of them shall be deemed not to be  outstanding  and the  registered  holder  will not be  considered  a  Noteholder  for  purposes  of giving  any request, demand,  authorization,  direction,  notice, consent or waiver under the Indenture or the Trust  Agreement;  provided,  that in determining  whether the Indenture  Trustee shall be protected  in  relying  upon any  such  request,  demand,  authorization,  direction,  notice, consent or waiver,  only Notes that the Indenture  Trustee or the Owner Trustee knows to be so owned  shall be so  disregarded.  Owners of Notes that have been  pledged in good faith may be regarded  as  Noteholders  if the  pledgee  thereof  establishes  to the  satisfaction  of the
Indenture  Trustee or the Owner  Trustee such  pledgee's  right so to act with respect to such
Notes  and that  such  pledgee  is not the  Issuer,  any  other  obligor  on the  Notes or any
Affiliate of any of the foregoing Persons.

        Notes:  Any of the  Class A-1  Notes,  Class A-2  Notes,  Class A-3  Notes,  Class A-4
Notes, Class A-5 Notes or Class A-6 Notes, issued and outstanding pursuant to the Indenture.

        Notional  Amount:  With  respect  to the Class SB  Certificates  and REMIC II  Regular
Interest  SB-IO,  immediately  prior  to any  Payment  Date a  notional  amount  equal  to the aggregate of the Uncertificated Principal Balances of the REMIC I Regular Interests.

        Officer's  Certificate:  With respect to the  Servicer,  a  certificate  signed by the
President,  Managing  Director,  a Director,  a Vice President or an Assistant Vice President,
of the  Servicer  and  delivered  to the  Indenture  Trustee.  With  respect to the Issuer,  a certificate  signed  by  any  Authorized  Officer  of  the  Issuer,  under  the  circumstances described in, and otherwise  complying with, the applicable  requirements of  Section 10.01 of the  Indenture,  and delivered to the  Indenture  Trustee.  Unless  otherwise  specified,  any reference in the Indenture to an Officer's  Certificate  shall be to an Officer's  Certificate of any Authorized Officer of the Issuer.

        One-Month  LIBOR:  As to any  Interest  Period for the  Class A-1  Notes,  (a) for any
Interest  Period  other than the first  Interest  Period,  the rate for United  States  dollar deposits  for one month that  appears on the  Reuters  Screen  LIBOR01  Page as of 11:00 a.m.,
London,  England  time,  on the  second  LIBOR  Business  Day  prior to the  first day of that
Interest Period or (b) with respect to the first Interest  Period,  the rate for United States dollar  deposits  for one month that  appears on the Reuters  Screen  LIBOR01 Page as of 11:00
a.m.,  London,  England time,  two LIBOR Business Days prior to the Closing Date. If such rate does not  appear  on such  page,  LIBOR  will be the  Reference  Bank Rate  determined  by the
Indenture  Trustee.  If no such rate appears and the Indenture  Trustee is unable to determine a Reference Bank Rate, LIBOR will be LIBOR applicable to the preceding Interest Period.

        Opinion of Counsel:  A written opinion of counsel of a law firm reasonably  acceptable to the  recipient  thereof.  Any  Opinion of  Counsel  for the  Servicer  may be  provided  by in-house counsel for the Servicer if reasonably acceptable.

        Optional  Call Date:  Any Payment  Date on which the Note  Balance is less than 10% of the Initial  Aggregate  Note  Balance  prior to giving  effect to any payments of principal on such Payment Date.

        Original  Pre-Funded  Amount:  The amount  deposited  from the proceeds of the sale of
the  Securities  into  the  Pre-Funding   Account  on  the  Closing  Date,   which  amount  is
$320,145,551.40.

        Outstanding:  With respect to the Notes,  as of the date of  determination,  all Notes theretofore executed, authenticated and delivered under this Indenture except:

               (i)    Notes  theretofore  cancelled by the Note  Registrar or delivered to the
        Indenture Trustee for cancellation; and

               (ii)   Notes  in  exchange  for or in lieu  of  which  other  Notes  have  been
        executed,   authenticated  and  delivered  pursuant  to  the  Indenture  unless  proof satisfactory  to the Indenture  Trustee is presented that any such Notes are held by a holder in due course;

provided,  however,  that for purposes of effectuating  the Enhancer's right of subrogation as set forth in  Section 4.12  of the  Indenture  only,  all Notes that have been paid with funds provided  under the  Policy  shall be deemed to be  Outstanding  until the  Enhancer  has been reimbursed with respect thereto.

        Overcollateralization  Amount:  With respect to any Payment Date,  the amount (but not less than  zero),  if any, by which (a) the  aggregate  outstanding  Principal  Balance of the
Mortgage Loans as of the close of business on the last day of the related  Collection  Period, plus  amounts  on  deposit in the  Pre-Funding  Account  (excluding  any  investment  earnings thereon) exceeds (b) the aggregate Note Balance of the Notes,  after  application of Principal
Collections and excess  interest  available to pay any Liquidation  Loss  Distribution  Amount for that Payment Date.

        Overcollateralization  Increase  Amount:  With respect to any Payment  Date, an amount equal to the lesser of (1) the Excess Spread  remaining after the  application  thereof to the payment of any Liquidation  Loss  Distribution  Amount on such payment date and (2) the amount necessary to increase the  Overcollateralization  Amount to the  Overcollateralization  Target
Amount.

        Overcollateralization  Release  Amount:  With respect to any Payment Date, the excess, if any, of the  Overcollateralization  Amount over the  Overcollateralization  Target  Amount, which,  on such  Payment  Date,  shall  not  exceed an  amount  equal to the  total  Principal
Collections for such Payment Date.

        Overcollateralization  Target  Amount:  With  respect to any Payment Date prior to the
Stepdown  Date,  the Required  Overcollateralization  Amount will be 4.65% of the initial Pool
Balance.  With respect to any Payment Date on or after the Stepdown  Date,  an amount equal to the  greater  of (i) 9.30% of the Pool  Balance as of the last day of the  related  Collection
Period and (ii) 0.50% of the initial Pool  Balance;  provided,  however,  upon the  occurrence of a Servicing  Trigger Event, the  Overcollateralization  Target Amount shall be no less than
the   Overcollateralization   Target   Amount   as  of  the   previous   Payment   Date.   The
Overcollateralization  Target  Amount may be reduced from time to time with the consent of the
Enhancer  and written  notice  from each Rating  Agency that the rating will not be reduced or withdrawn as a result of the change in the Overcollateralization Target Amount.

        Owner Trust:  GMACM Home Equity Loan Trust  2007-HE2,  created by the  Certificate  of
Trust pursuant to the Trust Agreement.

        Owner Trustee:  Wilmington  Trust Company,  not in its individual  capacity but solely as owner  trustee,  and its successors  and assigns or any successor  Owner Trustee  appointed pursuant to the terms of the Trust Agreement.

        Ownership  Interest:  As to any  Certificate,  any  ownership or security  interest in such  Certificate,  including  any  interest  in  such  Certificate  as the  Certificateholder thereof and any other interest therein,  whether direct or indirect,  legal or beneficial,  as owner or as pledgee.

        Paying Agent:  Any paying agent or co-paying agent appointed  pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

        Payment Date:  The 25th day of each month,  or if such day is not a Business Day, then the next Business Day.

        Percentage  Interest:  With  respect  to any Note and  Payment  Date,  the  percentage obtained  by  dividing  the Note  Balance of such Note by the  aggregate  Note  Balance of all
Notes prior to such Payment Date.  With respect to any  Certificate  and any Payment Date, the
Percentage Interest stated on the face of such Certificate.

        Permitted Investments:  One or more of the following:

        (i)    obligations  of or guaranteed as to principal and interest by the United States or any agency or  instrumentality  thereof when such  obligations are backed by the full faith and credit of the United States;

        (ii)   repurchase  agreements on  obligations  specified in clause (i) above  maturing not more than one month from the date of  acquisition  thereof;  provided,  that the unsecured short-term debt  obligations of the party agreeing to repurchase  such  obligations are at the time rated by each Rating Agency in its highest short-term rating category available;

        (iii)  federal funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'  acceptances  (which  shall each have an  original  maturity of not more than 90 days and,  in the case of  bankers'  acceptances,  shall in no event have an  original  maturity of more  than 365 days or a  remaining  maturity  of more  than 30 days)  denominated  in  United
States  dollars of any  U.S. depository  institution or trust company  incorporated  under the laws of the  United  States  or any  state  thereof  or of any  domestic  branch  of a foreign depository  institution or trust company;  provided,  that the short-term debt  obligations of such  depository  institution  or trust  company (or, if the only Rating  Agency is Standard &
Poor's,  in the case of the  principal  depository  institution  in a  depository  institution holding company,  debt obligations of the depository  institution holding company) at the date of  acquisition  thereof  have been  rated by each  Rating  Agency in its  highest  short-term rating category  available;  and provided further,  that if the only Rating Agency is Standard
& Poor's and if the  depository or trust  company is a principal  subsidiary of a bank holding company and the debt  obligations of such subsidiary are not separately  rated, the applicable rating  shall be that of the bank holding  company;  and  provided  further,  that if the only
Rating  Agency  is  Standard  & Poor's  and the  original  maturity  of such  short-term  debt obligations of a domestic  branch of a foreign  depository  institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+;

        (iv)   commercial paper (having original  maturities of not more than 365 days) of any corporation  incorporated  under the laws of the United  States or any state  thereof which on the date of  acquisition  has been  rated by each  Rating  Agency  in its  highest  short-term rating  category  available;  provided,  that such  commercial  paper  shall have a  remaining maturity of not more than 30 days;

        (v)    a  money  market  fund  or  a  qualified  investment  fund  (including  without limitation,  any such fund for which the  Indenture  Trustee or an Affiliate of the  Indenture
Trustee  acts as an  advisor  or a  manager)  rated by each  Rating  Agency  in one of its two highest long-term rating categories available (if so rated by such Rating Agency); and

        (vi)   other  obligations or securities that are acceptable to each Rating Agency as a
Permitted  Investment  hereunder and will not cause a Rating Event,  and which are  acceptable to the Enhancer, as evidenced in writing;

provided,  however,  that no  instrument  shall be a Permitted  Investment  if it  represents, either  (1) the right to receive only interest  payments with respect to the  underlying  debt instrument  or (2) the  right to receive both  principal  and interest  payments  derived from obligations  underlying such  instrument and the principal and interest  payments with respect to such instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such underlying  obligations.  References  herein to the highest  long-term debt rating category  available  shall  mean AAA in the case of  Standard  & Poor's and Aaa in the case of
Moody's,  and references  herein to the highest  short-term  rating  category  available shall mean A-1 in the case of Standard & Poor's and P-1 in the case of Moody's.

        Permitted  Transferee:  Any  Transferee  of  a  Class  R  Certificate,  other  than  a
Disqualified Organization or Non-United States Person.

        Person: Any legal individual,  corporation,  partnership,  joint venture, association,
joint-stock  company,  limited  liability  company,  trust,   unincorporated  organization  or
government or any agency or political subdivision thereof.

        Plan: Any employee benefit plan or certain other  retirement  plans and  arrangements, including  individual  retirement  accounts  and  annuities,  Keogh plans and bank  collective investment  funds and  insurance  company  general or  separate  accounts in which such plans, accounts  or  arrangements  are  invested,  that are subject to ERISA or  Section 4975  of the
Code, as described in Section 3.05 of the Trust Agreement.

        Plan Assets:  The meaning specified in  Section 2510.3-101  of the Department of Labor
Regulations and as described in Section 3.05 of the Trust Agreement.

        Policy:  The  Financial  Guaranty  Insurance  Policy  No.  07030046,  dated  as of the
Closing Date, issued by the Enhancer.

        Policy Draw Amount: With respect to any Payment Date, the Insured Payment.

        Pool  Balance:  With  respect  to any date,  the  aggregate  Principal  Balance of all
Mortgage Loans as of such date plus, during the Pre-Funding Period, the Pre-Funded Amount.

        Predecessor  Note:  With respect to any Note,  every previous Note evidencing all or a portion  of the same  debt as that  evidenced  by such  Note;  and,  for the  purpose  of this definition,  any Note  authenticated and delivered under Section 4.03 of the Indenture in lieu of a  mutilated,  lost,  destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

        Pre-Funded  Amount:  With respect to any date of determination  during the Pre-Funding
Period, the amount on deposit in the Pre-Funding Account.

        Pre-Funding  Account:  The account established and maintained pursuant to Section 3.18 of the Servicing Agreement.

        Pre-Funding  Period:  The period  commencing on the Closing Date until the earliest of
(i) the  date on  which  the  amount  on  deposit  in the  Pre-Funding  Account  is less  than
$100,000,  (ii) the Payment  Date in  September  2007 or (iii) the  occurrence  of a Servicing
Default.

        Principal  Balance:  With  respect  to any  Mortgage  Loan,  other  than a  Liquidated
Mortgage  Loan,  and as of any day, the related  Cut-Off  Date  Principal  Balance,  minus all collections  credited as principal in respect of any such  Mortgage  Loan in  accordance  with the related  Mortgage  Note and applied in reduction of the  Principal  Balance  thereof.  For purposes of this  definition,  a Liquidated  Mortgage Loan shall be deemed to have a Principal
Balance equal to the Principal  Balance of the related Mortgage Loan immediately  prior to the final recovery of substantially  all related  Liquidation  Proceeds and a Principal Balance of zero thereafter.

        Principal  Collections:  With respect to any Payment  Date, an amount equal to the sum of (i)  the  principal  portion  of all  scheduled  Monthly  Payments  on the  Mortgage  Loans received  during the related  Collection  Period,  as reported by the  Servicer or the related
Subservicer;  (ii) the  principal  portion of all proceeds of the  repurchase  of any Mortgage
Loans (or, in the case of a  substitution,  any  Substitution  Adjustment  Amounts) during the related  Collection Period;  (iii) the principal portion of all other unscheduled  collections received  on the  Mortgage  Loans  during  the  related  Collection  Period  (or  deemed to be received  during the related  Collection  Period),  including,  without  limitation,  full and partial  Principal  Prepayments made by the respective  Mortgagors,  Insurance  Proceeds,  Net
Liquidation  Proceeds  and  Subsequent  Net  Recovery  Amounts,  to the extent not  previously distributed;  (iv)  any  amounts  deposited  into the  Note  Payment  Account  in  respect  of principal  in  connection  with the  Servicer  exercising  its option to  terminate  the Trust pursuant  Section 8.08 of the  Servicing  Agreement;  and (v) on the Payment Date  immediately following  the end of the  Pre-Funding  Period,  any amount  transferred  from the Pre Funding
Account  to the  Note  Payment  Account  in  accordance  with  Section  3.18 of the  Servicing
Agreement.

        Principal  Distribution Amount: For any Payment Date, the total Principal  Collections for such Payment Date less any  Overcollateralization  Release  Amount for such Payment  Date;
provided  that the Principal  Distribution  Amount for any Payment Date shall not be less than
$0.

        Proceeding:  Any suit in equity,  action at law or other  judicial  or  administrative proceeding.

        Program Guide: The GMACM Home Equity Servicing  Guidelines,  as in effect from time to time.

        Purchase  Agreement:  The mortgage  loan  purchase  agreement  dated as of the Closing
Date, among the Sellers, the Purchaser, the Issuer and the Indenture Trustee.

        Purchase Price:  The amounts specified in Section 2.3(a) of the Purchase Agreement.

        Purchaser:   Residential  Asset  Mortgage  Products,  Inc.,  as  purchaser  under  the
Purchase Agreement.

        Rating Agency:  Each of Moody's and Standard & Poor's or, if any such  organization or a successor thereto is no longer in existence,  such nationally recognized  statistical rating organization,  or other  comparable  Person,  designated  by the  Depositor,  notice  of which designation  shall be given to the Indenture  Trustee.  References herein to the highest short term  unsecured  rating  category of a Rating  Agency  shall mean A-1 or better in the case of
Standard  & Poor's  and P-1 or  better  in the case of  Moody's;  and in the case of any other
Rating  Agency,  shall  mean  such  equivalent  ratings.  References  herein  to  the  highest long-term  rating  category  of a Rating  Agency  shall mean  "AAA" in the case of  Standard &
Poor's and "Aaa" in the case of Moody's;  and in the case of any other  Rating  Agency,  shall mean such equivalent rating.

        Record Date:  With  respect to any Payment Date and the Class A-1 Notes,  the close of business on the last  Business Day preceding  such Payment  Date.  With respect to any Payment
Date,  other than the first  Payment Date,  and each Class of Notes,  other than the Class A-1
Notes,  the last day of the calendar  month  preceding  such Payment Date,  and in the case of the first Payment Date, the Closing Date.

        Recovery  Amount:  Amounts  collected  on a  Mortgage  Loan  after the  Mortgage  Loan becomes  a  Liquidated  Mortgage  Loan,  net  of any  Servicing  Fee,  Recovery  Fee  and  any
reimbursement for advances and expenses of the Servicer.

        Recovery  Fee:  A  customary  fee  calculated  based on  additional  recovery  amounts charged for the  collection  of such  additional  recovery  amounts on any Mortgage Loan after the date that such Mortgage Loan became a Liquidated Mortgage Loan.

        Reference  Bank Rate:  With  respect  to any  Interest  Period,  the  arithmetic  mean
(rounded  upwards,  if necessary,  to the nearest one sixteenth of one percent) of the offered rates for United  States  dollar  deposits  for one month which are  offered by the  Reference
Banks as of 11:00 a.m.,  London,  England time, on the second LIBOR  Business Day prior to the first day of such  Interest  Period to prime banks in the London  interbank  market in amounts approximately  equal to the sum of the  outstanding  Note  Balance  of the  Class  A-1  Notes;
provided,  that at least two  Reference  Banks provide such rate. If fewer than two such rates are provided,  the Reference Bank Rate will be the arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Indenture  Trustee  after  consultation with the Servicer and the  Enhancer,  as of 11:00 a.m.,  New York time, on such date for loans in U.S. Dollars to leading  European banks for a period of one month in amounts  approximately equal to the aggregate Note Balance of the Class A-1 Notes.

        Reference Banks: Barclays Bank plc, National Westminster Bank and Deutsche Bank, A.G.

        Regular Interest: Any of the REMIC I Regular Interests or REMIC II Regular Interests.

        Related  Class:  A Class of  REMIC  II  Regular  Interests  and a class  of Notes  are related  if,  and only if,  they bear the same  Letter/number  combination  designating  their
Class, e.g. REMIC II Regular Interest A-2 is related to the Class A-2 Notes.

        Regulation AB: Subpart 229.1100 - Asset Backed  Securities  (Regulation AB), 17 C.F.R.
ss.ss.229.1100-229.1123,  as  such  may be  amended  from  time  to  time,  and  subject  to  such clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release  (Asset-Backed  Securities,  Securities Act Release No.  33-8518,  70 Fed. Reg. 1,506,
1,531  (January  7,  2005)) or by the staff of the  Commission,  or as may be  provided by the
Commission or its staff from time to time.

        Related  Documents:  With respect to each Mortgage  Loan,  the documents  contained in the Mortgage File.

        Relief Act  Shortfalls:  With respect to any Payment Date, for any Mortgage Loan as to which  there has been a  reduction  in the  amount of  interest  collectible  thereon  for the related  Collection Period as a result of the application of the  Servicemembers  Civil Relief
Act,  formerly  known as the Soldiers' and Sailors'  Civil Relief Act of 1940, as amended,  or any  similar  state  legislation  or  regulations,  the  shortfall,  if any,  equal to (i) one month's  interest on the Principal  Balance of such Mortgage Loan at the applicable Loan Rate, over (ii) the interest collectible on such Mortgage Loan during such Collection Period.

        REMIC: A "real estate mortgage  investment conduit" within the meaning of Section 860D of the Code.

        REMIC  Administrator:  The Bank of New York Trust Company,  N.A.; provided that if the
REMIC  Administrator  is found by a court of  competent  jurisdiction  to no longer be able to fulfill  its  obligations  as  REMIC  Administrator  under  this  Agreement  the  Servicer  or
Indenture  Trustee acting as Servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I:  The  segregated  pool of assets in the Trust  Estate with respect to which a
REMIC election is to be made.

        REMIC I Certificates:  The Class R-I Certificates and the REMIC I Regular Interests.

        REMIC I  Liquidation Loss Amounts:  For any Payment Date,  Liquidation Loss Amounts on
the Mortgage Loans for the related  Collection  Period shall be allocated as follows:  (i) the interest portion of Liquidation  Loss Amounts,  if any, shall be allocated pro rata to accrued interest on the REMIC I  Regular  Interests to the extent of such accrued  interest,  and (ii)
any remaining  interest  portions of  Liquidation  Loss Amounts and any principal  portions of
Liquidation  Loss Amounts shall be treated as principal  portions of Liquidation  Loss Amounts and allocated (a) to REMIC I Regular  Interest LT2,  REMIC I Regular  Interest LT3 and REMIC I
Regular  Interest  LT4, pro rata  according to their  respective  REMIC I Principal  Reduction
Amounts,  provided that such  allocation  to each of REMIC I  Regular  Interest  LT2,  REMIC I
Regular  Interest  LT3 and REMIC I  Regular  Interest  LT4 shall not exceed  their  respective
REMIC I Principal  Reduction  Amounts for such  Payment  Date,  and (b) any  Liquidation  Loss
Amounts not allocated to any of REMIC I Regular  Interest LT2,  REMIC I Regular  Interest LT3,
or  REMIC I  Regular  Interest  LT4  pursuant  to the  proviso  of clause  (a) above  shall be allocated to REMIC I Regular Interest LT1.

        REMIC I Principal  Reduction  Amounts:  For any Payment Date, the amounts by which the
Uncertificated  Principal  Balances of the REMIC I  Regular  Interests will be reduced on such
Payment Date by the  allocation of REMIC I Liquidation  Loss Amounts and the  distribution  of principal, determined as follows:

        For purposes of the succeeding  formulas the following symbols shall have the meanings set forth below:

        Y1 =   the  Uncertificated  Principal  Balance of REMIC I  Regular  Interest LT1 after distributions on the prior Payment Date.

        Y2 =   the  Uncertificated  Principal  Balance of REMIC I  Regular  Interest LT2 after distributions on the prior Payment Date.

        Y3 =   the  Uncertificated  Principal  Balance of REMIC I  Regular  Interest LT3 after distributions on the prior Payment Date.

        Y4 =   the  Uncertificated  Principal  Balance of REMIC I  Regular  Interest LT4 after distributions on the prior Payment Date (note:  Y3 = Y4).

        AY1 =  the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT1.

        AY2 =  the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT2.

        AY3 =  the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT3.

        AY4 =  the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT4.

        P0 =   the  aggregate   Uncertificated   Principal  Balance  of  the  REMIC I  Regular
Interests after  distributions  and the allocation of REMIC I Liquidation  Loss Amounts on the prior Payment Date.

        P1 =   the  aggregate   Uncertificated   Principal  Balance  of  the  REMIC I  Regular
Interests  after  distributions  and the allocation of REMIC I Liquidation  Loss Amounts to be made on such Payment Date.

        AP =   P0 - P1 = the aggregate of the REMIC I Principal Reduction Amounts.

        =the  aggregate of the principal  portions of REMIC I  Liquidation  Loss Amounts to be allocated to, and the principal  distributions  to be made on, the Notes and the  Certificates on such Payment Date (including  distributions  of accrued and unpaid interest on the Class SB
Certificates for prior Payment Dates).

        R0 =   the Net WAC Rate  (stated as a monthly  rate)  after  giving  effect to amounts distributed and Liquidation Loss Amounts allocated on the prior Payment Date.

        R1 =   the Net WAC Rate (stated as a monthly  rate) after giving  effect to amounts to be distributed and Liquidation Loss Amounts to be allocated on such Payment Date.

        a =    (Y2 + Y3)/P0.  The initial  value of a on the Closing Date for use on the first
Payment Date shall be 0.0001.

        a0 =   the lesser of (A) the sum for all  Classes of Notes,  of the  product  for each
Class of (i) the monthly  interest  rate (as limited by the Net WAC Rate, if  applicable)  for such  Class applicable  for  distributions  to be made on  such  Payment  Date  and  (ii)  the aggregate Note Balance for such  Class after  distributions  and the allocation of Liquidation
Loss Amounts on the prior Payment Date and (B) R0*P0.

        a1  =  the lesser of (A) the sum for all Classes Notes,  of the product for each Class of (i) the monthly  interest  rate (as limited by the Net WAC Rate,  if  applicable)  for such
Class applicable  for  distributions  to be made on the next succeeding  Payment Date and (ii)
the  aggregate  Note  Balance  for  such  Class after  distributions  and  the  allocation  of
Liquidation Loss Amounts to be made on such Payment Date and (B) R1*P1.

        Then, based on the foregoing definitions:

        AY1 =  AP - AY2 - AY3 - AY4;

        AY2 =  (a/2){( a0R1 - a1R0)/R0R1};

        AY3 =  aAP - AY2; and

        AY4 =  AY3.

        if both AY2 and AY3, as so determined, are non-negative numbers.  Otherwise:

        (1)If AY2, as so determined, is negative, then

        AY2 = 0;

        AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        (2)If AY3, as so determined, is negative, then

        AY3 = 0;

        AY2 = a{a0R1P1 - a1R0P0}/{2R1R0P1 -  a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        REMIC I Regular Interests: Each of the following separate non-certificated  beneficial ownership  interests in REMIC I having the  properties  set forth in the  following  table and elsewhere herein:

--------------------------------- ------------------------------- ------------------------------- -------------------------------

                                             REMIC I                                                          LATEST
          DESIGNATION                       REMITTANCE                INITIAL UNCERTIFICATED                 POSSIBLE
    FOR EACH REMIC I REGULAR                   RATE                         PRINCIPAL                        MATURITY
            INTEREST                                                          BALANCE
--------------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- ------------------------------- -------------------------------
                                                                    $1,280,368,923.78
              LT1                          Variable(1)                                                  December 25, 2037
--------------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- ------------------------------- -------------------------------

              LT2                          Variable(1)                     $42,834.61                   December 25, 2037
--------------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- ------------------------------- -------------------------------

              LT3                          Variable(1)                     $85,223.61                   December 25, 2037
--------------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- ------------------------------- -------------------------------

              LT4                          Variable(1)                     $85,223.61                   December 25, 2037
--------------------------------- ------------------------------- ------------------------------- -------------------------------
(1)     Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.
----------------------------------------------------------------------------------------------

        REMIC I  Remittance  Rate:  With respect to any Payment  Date and (i) REMIC I  Regular
Interests  LT1 and LT2, a per annum rate equal to the  weighted  average of the Net Loan Rates of the Loans  applicable for the Interest  Period for such Payment Date,  (ii) REMIC I Regular
Interest  LT3, zero (0.00%),  and (iii) REMIC I  Regular  Interest LT4, a per annum rate equal to  twice  the  weighted  average  of the Net  Loan  Rates  of the  Loans  applicable  for the
Interest Period for such Payment Date.

        REMIC II: The segregated pool of assets subject hereto,  constituting a portion of the primary  trust  created  hereby  and to be  administered  hereunder,  with  respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II  Liquidation Loss Amounts: On any Payment Date,  Liquidation Loss Amounts for
the related  Collection  Period shall be allocated first to REMIC II Regular Interest SB-IO in reduction of the accrued and unpaid  interest  thereon until such accrued and unpaid  interest shall have been reduced to zero,  second to REMIC II  Regular  Interest  SB-PO in reduction of the  Uncertificated Principal  Balance  thereof  until such  Uncertificated Principal  Balance shall have been  reduced to zero and third to the Notes to the same extent,  if any,  that (i)
amounts  interest  accrued on such Notes  since the prior  Payment  Date remain  unpaid  after distributions on such Payment Date and (ii) the aggregate of the  Class Principal  Balances of the Notes  following  distributions  on such  Payment  Date  exceed  the  aggregate  principal balance  of  the  Loans  by  more  than  such  excess,  if  any,  after  distributions  on the immediately prior Payment Date.

        REMIC II  Regular  Interest SB-IO: A regular  interest in REMIC II with no entitlement to principal and entitled to (i) interest at the  Certificate  Rate on its Notional Amount and
(ii) payments of prepayment charges.

        REMIC II  Regular  Interest SB-PO: A regular  interest in REMIC II with no entitlement to interest and entitled to  principal in an amount equal to the Initial  Certificate  Balance and any  amounts in the nature of  prepayment  charges  received  in  connection  with  Loans, provided  that  any  payment  of  prepayment  charges  shall  not  be  deemed  to  reduce  the
Uncertificated Principal Balance of REMIC II Regular Interest SB-PO.

        REMIC II Regular  Interests:  Each Class of the Notes and REMIC II  Regular  Interests
SB-IO and SB-PO.

        REMIC II  Remittance Rate: With respect to each Class of Notes, the Note Rate for such
Class.  With  respect to  REMIC II  Regular  Interest  SB-PO,  0% per annum.  With  respect to
REMIC II Regular Interest SB-IO the Certificate Rate therefor.

        REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate mortgage  investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of
Chapter 1 of the Code, and related  provisions,  and temporary and final  regulations  (or, to the extent not inconsistent with such temporary or final  regulations,  proposed  regulations)
and published  rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

        Remittance  Rate:  The  REMIC I  Remittance  Rate  or  REMIC II  Remittance  Rate,  as
applicable.

        Repurchase  Event:  With respect to any Mortgage Loan, either (i) a discovery that, as of the  Closing  Date with  respect  to an Initial  Mortgage  Loan or the  related  Subsequent
Transfer Date with respect to any Subsequent  Mortgage  Loan,  the related  Mortgage was not a valid  lien on the  related  Mortgaged  Property  subject  only to (A) the  lien of any  prior mortgage  indicated on the Mortgage Loan  Schedule,  (B) the lien of real  property  taxes and assessments not yet due and payable,  (C) covenants,  conditions, and restrictions,  rights of way,  easements  and other  matters  of  public  record  as of the date of  recording  of such
Mortgage and such other permissible  title exceptions as are customarily  accepted for similar loans  and (D) other  matters  to which  like  properties  are  commonly  subject  that do not materially  adversely  affect  the value,  use,  enjoyment  or  marketability  of the  related
Mortgaged  Property  or (ii) with  respect  to any  Mortgage  Loan as to which  either  Seller delivers an affidavit  certifying that the original  Mortgage Note has been lost or destroyed, a  subsequent  default on such  Mortgage  Loan if the  enforcement  thereof or of the  related
Mortgage is materially and adversely affected by the absence of such original Mortgage Note.

        Repurchase  Price:  With respect to any Mortgage  Loan required to be  repurchased  on any date  pursuant to the Purchase  Agreement  or  purchased  by the Servicer  pursuant to the
Servicing  Agreement,  an amount equal to the sum of (i) 100% of the Principal Balance thereof
(without  reduction for any amounts  charged off),  (ii) unpaid  accrued  interest at the Loan
Rate (or with respect to the last day of the month in the month of  repurchase,  the Loan Rate will  be the  Loan  Rate  in  effect  as of the  second  to last  day in  such  month)  on the outstanding  Principal  Balance  thereof from the Due Date to which  interest was last paid by the  related  Mortgagor  to the first day of the month  following  the month of  purchase  and
(iii) in connection  with any Mortgage Loan  required to be  repurchased  pursuant to Sections
2.1 or 3.1 of the  Purchase  Agreement,  any  costs and  damages  incurred  by the Trust  with respect  to such  Mortgage  Loan in  connection  with a breach  of  Section  3.1(b)(x)  of the
Purchase Agreement.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be  maintained  from time to time under the  Servicing  Agreement  or the related Subservicing Agreement in respect of such Mortgage Loan.

        Responsible  Officer:  With  respect  to the  Indenture  Trustee,  any  officer of the
Indenture  Trustee with direct  responsibility  for the  administration  of the  Indenture and also, with respect to a particular  matter,  any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        Reuters  Screen  LIBOR01  Page0:  The display page so designated on the Reuters system
(or such other  page as may  replace  Reuters  Screen  LIBOR01  Page on such  service  for the purpose of displaying  London  interbank  offered rates of major banks, or, if such service is no longer  offered,  such other  service for  displaying  London  interbank  offered  rates or comparable  rates as may be selected by the  Indenture  Trustee  after  consultation  with the
Servicer).

        Rolling  Six-Month   Annualized   Liquidation  Loss  Amounts:   With  respect  to  any
Determination Date occurring after the fifth  Determination  Date, the product (expressed as a percentage)  of (i) the  aggregate  Liquidation  Loss Amounts as of the end of each of the six
Collection  Periods  (reduced  by the  aggregate  Subsequent  Net  Recovery  Amounts  for such
Collection  Periods)  immediately  preceding  such  Determination  Date divided by the Initial
Pool Balance and (ii) two (2).

        Rolling Three Month Delinquency  Percentage:  With respect to any Payment Date and the
Mortgage  Loans,  the arithmetic  average of the Delinquency  Percentages  determined for such
Payment Date and for each of the two preceding Payment Dates.

        SB-IO Marker  Rate:  Two times the  weighted  average of the REMIC I Remittance  Rates for  REMIC I  Regular  Interests  LT2 and LT3,  weighted  by their  respective  Uncertificated
Principal Balances.

        Secretary of State:  The Secretary of State of the State of Delaware.

        Securities  Act:  The  Securities  Act  of  1933,  as  amended,   and  the  rules  and
regulations promulgated thereunder.

        Securitization  Transaction:  Any  transaction  involving a sale or other  transfer of mortgage loans  directly or indirectly to an issuing entity in connection  with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Securities  Balance:  The Note  Balance or  Certificate  Balance,  as the  context may require.

        Security:  Any Certificate or a Note, as the context may require.

        Securityholder:  Any Noteholder or Certificateholder.

        Seller or Sellers:  GMAC Mortgage,  LLC, a Delaware limited liability company, and its successors  and assigns,  and Walnut Grove  Mortgage Loan Trust 2003-A,  a Delaware  statutory trust, and its successors and assigns.

        Servicer:   GMAC  Mortgage,  LLC,  a  Delaware  limited  liability  company,  and  its successors and assigns.

        Servicer  Advances:  Any  advances  the Servicer may make with respect to the Mortgage
Loans,  whether or not  required,  in respect of  principal,  interest,  taxes,  insurance  or otherwise.

        Servicing  Agreement:  The servicing  agreement dated as of the Closing Date among the
Servicer, the Issuer and the Indenture Trustee.

        Servicing  Certificate:  A certificate  completed and executed by a Servicing  Officer on behalf of the Servicer in accordance with Section 4.01 of the Servicing Agreement.

        Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation
AB, as such may be amended from time to time.

        Servicing Default:  Any one of the following events:

(i)     any failure by the Servicer to deposit in the  Custodial  Account,  , the Note Payment
Account or the  Distribution  Account any  deposit  required to be made under the terms of the
Servicing  Agreement  that  continues  unremedied for a period of five Business Days after the date upon which  written  notice of such failure  shall have been given to the Servicer by the
Issuer or the Indenture Trustee,  or to the Servicer,  the Issuer and the Indenture Trustee by
the Enhancer;

(ii)    any  failure on the part of the  Servicer  duly to observe or perform in any  material respect any other  covenants or agreements  of the Servicer set forth in the  Securities or in the Servicing  Agreement,  which failure,  in each case,  materially and adversely affects the interests of the Securityholders or the Enhancer,  and which failure continues  unremedied for a period of 45 days after the date on which  written  notice of such  failure,  requiring  the same to be  remedied,  and  stating  that  such  notice  is a "Notice  of  Default"  under the
Servicing  Agreement,  shall have been given to the  Servicer  by the Issuer or the  Indenture
Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Enhancer;

(iii)   the  entry  against  the  Servicer  of a  decree  or order  by a court  or  agency  or supervisory  authority  having  jurisdiction  under Title 11 of the United  States Code or any other  applicable  federal or state  bankruptcy,  insolvency  or other  similar  law,  or if a receiver,  assignee or trustee in bankruptcy or  reorganization,  liquidator,  sequestrator or similar  official  shall have been  appointed  for or taken  possession of the Servicer or its property,  and the  continuance  of any such  decree or order  unstayed  and in  effect  for a period of 60 consecutive days;

(iv)    the Servicer  shall  voluntarily  submit to  Proceedings  under Title 11 of the United
States Code or any other applicable  federal or state bankruptcy,  insolvency or other similar law relating to the Servicer or of or relating to all or  substantially  all of its  property;
or the  Servicer  shall  admit in writing its  inability  to pay its debts  generally  as they become due, file a petition to take advantage of any applicable  insolvency or  reorganization statute,  make an assignment for the benefit of its creditors or voluntarily  suspend  payment of its obligations;

(v)     the  Servicer's  Tangible  Net  Worth at any time is less than  $100,000,000  and GMAC fails to own, directly or indirectly, at least 51% of the common stock of the Servicer; or

(vi)    the Rolling Six-Month Annualized  Liquidation Loss Amount with respect to the Mortgage
Loans exceeds 1.50%.

        Servicing  Fee:  With  respect to any Mortgage  Loan and any  Collection  Period,  the
product of (i) the  Servicing  Fee Rate divided by 12 and (ii) the related  Principal  Balance as of the first day of such Collection Period.

        Servicing Fee Rate:  0.50% per annum.

        Servicing  Officer:  Any officer of the Servicer  involved in, or responsible for, the administration  and servicing of the Mortgage Loans whose name and specimen  signature  appear on a list  of  servicing  officers  furnished  to the  Indenture  Trustee  (with a copy to the
Enhancer) by the Servicer, as such list may be amended from time to time.

        Servicing  Termination  Event:  As of any Payment Date,  the  occurrence of any of the following scenarios:

        (a)    the Rolling  Three Month  Delinquency  Percentage is greater than 3.75% for the then-current Payment Date; or

        (b)    on or after  the  Payment  Date in  December  2009,  the  aggregate  amount  of
Liquidation Loss Amounts (reduced by the aggregate  Subsequent Net Recovery  Amounts,  if any, with respect to such Payment  Date) on the Mortgage  Loans as a percentage of the Cut-Off Date
Principal Balance exceeds the applicable amount set forth below:

        December 2009 to May 2010:                                1.65% with respect to December 2009, plus an additional 1/6th of 0.40% for each month thereafter;
        June 2010 to May 2011:                                    2.05% with respect to June 2010, plus an additional 1/12th of
                                                                  0.70% for each month thereafter;
        June 2011 to May 2012:                                    2.75% with respect to June 2011, plus an additional 1/12th of
                                                                  0.85% for each month thereafter;
        June 2012 to May 2013:                                    3.60% with respect to June 2012, plus       an additional
                                                                  1/12th of 1.30% for each month thereafter; and
        June 2013 and thereafter:                                 4.90%.

        Servicing  Trigger  Event:  As of  any  Payment  Date,  the  occurrence  of any of the following scenarios:

        (a)    the Rolling  Three Month  Delinquency  Percentage is greater than 3.25% for the then-current Payment Date; or

        (b)    on or after  the  Payment  Date in  December  2009,  the  aggregate  amount  of
Liquidation Loss Amounts (reduced by the aggregate  Subsequent Net Recovery  Amounts,  if any, with respect to such Payment  Date) on the Mortgage  Loans as a percentage of the Cut-Off Date
Principal Balance exceeds the applicable amount set forth below:

        December 2009 to May 2010:                                1.15% with respect to December 2009, plus an additional 1/6th of 0.40% for each month thereafter;
        June 2010 to May 2011:                                    1.55% with respect to June 2010, plus an additional 1/12th of
                                                                  0.70% for each month thereafter;
        June 2011 to May 2012:                                    2.25% with respect to June 2011, plus an additional 1/12th of
                                                                  0.85% for each month thereafter;
        June 2012 to May 2013:                                    3.10% with respect to June 2012, plus       an additional
                                                                  1/12th of 1.30% for each month thereafter; and
        June 2013 and thereafter:                                 4.40%.

        Standard & Poor's:  Standard & Poor's Ratings Services,  a division of The McGraw-Hill
Companies, Inc. or its successor in interest.

        Stated  Value:  With  respect to any  Mortgage  Loan,  the stated value of the related
Mortgaged  Property  determined in accordance  with the Program Guide and given by the related
Mortgagor in his or her application.

        Statutory  Trust  Statute:  Chapter 38 of Title 12 of the Delaware  Code, 12 Del. Code
ss.ss.3801 et seq., as the same may be amended from time to time.

        Stepdown  Date:  The  later  of (i) the  Payment  Date in  January  2010  and (ii) the
Payment Date on which the  Overcollateralization  Amount  equals or exceeds  9.30% of the Pool
Balance as of the last day of the month preceding the related Payment Date.

        Subsequent  Cut-Off  Date:  With respect to any  Subsequent  Mortgage  Loan,  the date specified in the related Subsequent Transfer Agreement.

        Subsequent  Cut-Off Date Principal  Balance:  With respect to any Subsequent  Mortgage
Loan,  the  Principal  Balance  thereof  as of the  close of  business  on the last day of the
Collection Period immediately prior to the related Subsequent Cut-Off Date.

        Subsequent  Mortgage  Loan: An mortgage  loan sold by a Seller to the Issuer  pursuant to  Section 2.2  of the  Purchase  Agreement,  such  Mortgage  Loan  being  identified  on the
Mortgage Loan Schedule attached to the related  Subsequent  Transfer  Agreement,  as set forth in such Subsequent Transfer Agreement.

        Subsequent Net Recovery  Amounts:  Recovery Amounts collected on a Mortgage Loan after the Mortgage Loan becomes a Liquidated Mortgage Loan, net of any Recovery Fee.

        Subsequent  Transfer  Agreement:  Each  Subsequent  Transfer  Agreement  dated as of a
Subsequent  Transfer Date executed by the respective  Seller and the Issuer  substantially  in the form of Exhibit 2 to the  Purchase  Agreement,  by which the related  Subsequent  Mortgage
Loans are sold to the Issuer.

        Subsequent  Transfer Date: With respect to each  Subsequent  Transfer  Agreement,  the date on which the related Subsequent Mortgage Loans are sold to the Issuer.

        Subservicer:  Each Person that enters into a  Subservicing  Agreement as a subservicer of Mortgage Loans.

        Subservicing   Agreement:   The  written   contract   between  the  Servicer  and  any
Subservicer  relating to servicing and  administration  of certain  Mortgage Loans as provided in Section 3.01(b) of the Servicing Agreement.

        Substitution  Adjustment Amount:  With respect to any Eligible Substitute Loan and any
Deleted  Loan,  the amount,  if any, as  determined  by the  Servicer,  by which the aggregate principal  balance of all such Eligible  Substitute  Loans as of the date of  substitution  is less than the  aggregate  Principal  Balance of all such Deleted Loans (after  application  of the principal  portion of the Monthly  Payments due in the month of  substitution  that are to be distributed to the Securityholders in the month of substitution).

        Tangible Net Worth: Net Worth,  less the sum of the following  (without  duplication):
(a) any other  assets of GMACM and its  consolidated  subsidiaries  that  would be  treated as intangibles  under GAAP  including,  without  limitation,  any write-up of assets  (other than adjustments  to  market  value to the  extent  required  under  GAAP  with  respect  to excess servicing,  residual  interests in  offerings  of  asset-backed  securities  and  asset-backed securities that are  interest-only  securities),  good-will,  research and development  costs, trade-marks,  trade names, copyrights,  patents and unamortized debt discount and expenses and
(b)  loans  or  other   extensions  of  credit  to  officers  of  GMACM  or  its  consolidated subsidiaries  other  than  mortgage  loans  made to such  Persons  in the  ordinary  course of business.

        Tax Matters  Partner:  GMACM,  as the Servicer,  for so long as the Servicer holds all or  any  portion  of the  Class  R  Certificates;  if  any  other  Person  holds  100%  of the
Certificates, such Person; and otherwise as provided in the Code.

        Tax  Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,
U.S.  Real  Estate  Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to Residual  Interest  Holders of REMIC Taxable Income or Net Loss
Allocation,  or any  successor  forms,  to be  filed  on  behalf  of each  REMIC  due to their classification  as a REMIC  under  the  REMIC  Provisions,  together  with  any and all  other
information,   reports  or   returns   that  may  be   required   to  be   furnished   to  the
Certificateholders  or filed  with the  Internal  Revenue  Service  or any other  governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transfer Date: The Payment Date on which the Servicer,  upon receipt of written notice and direction  from the Issuer,  shall cause the  retransfer of Mortgage  Loans from the Trust
Estate to the Issuer, pursuant to Section 3.15(c) of the Servicing Agreement.

        Transfer  Notice Date: The fifth Business Day prior to the Transfer Date for which the
Servicer shall give the Indenture  Trustee,  the Rating  Agencies and the Enhancer a notice of the proposed  retransfer  of Mortgage  Loans,  pursuant to  Section 3.15(c)  of the  Servicing
Agreement.

        Transferee:  Any Person who is  acquiring  by  Transfer  any  Ownership  Interest in a
Certificate.

        Transferor:  Any Person who is  disposing by Transfer of any  Ownership  Interest in a
Certificate.

        Treasury  Regulations:  Regulations,  including  proposed  or  temporary  Regulations, promulgated  under  the  Code.  References  herein  to  specific  provisions  of  proposed  or temporary  regulations  shall include  analogous  provisions of final Treasury  Regulations or other successor Treasury Regulations.

        Trust Agreement:  The trust agreement dated as of the Closing Date,  between the Owner
Trustee and the Depositor.

        Trust Estate:  The meaning specified in the Granting Clause of the Indenture.

        Trust  Indenture Act or TIA: The Trust  Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

        UCC:  The Uniform  Commercial  Code,  as in effect from time to time,  as in effect in any specified jurisdiction.

        Unpaid Principal Amount:  As defined in Section 3.05(a) of the Indenture.

        Uncertificated  Accrued  Interest:  With  respect to any REMIC I Regular  Interest for any Payment  Date,  one  month's  interest at the  related  REMIC I  Remittance  Rate for such
Payment  Date,  accrued on the  Uncertificated  Principal  Balance  immediately  prior to such
Payment  Date.  Uncertificated  Accrued  Interest  for  the  REMIC  I  and  REMIC  II  Regular
Interests  shall accrue on the basis of a 360-day year  consisting  of twelve  30-day  months.
For purposes of  calculating  the amount of  Uncertificated  Accrued  Interest for the REMIC I
Regular  Interests  for any Payment Date,  any  Prepayment  Interest  Shortfalls or Relief Act
Shortfalls  for such Payment Date shall be allocated  among the REMIC I Regular  Interests pro rata  based on,  and to the  extent  of,  the  Uncertificated  Accrued  Interest  thereon,  as calculated  without the  application  of this  sentence.  With respect to any Payment Date and
REMIC II Regular Interest SB-IO,  one month's interest at the related  Certificate Rate on the
Notional  Amount thereof reduced by its pro-rata share of any Prepayment  Interest  Shortfalls or Relief Act Shortfalls,  but not reduced by amounts distributable  pursuant to clauses (iv),
(v) or (vi) of Section 3.05(a)(I) of the Indenture.

        Uncertificated  Principal  Balance:  With  respect to any Payment Date and any REMIC I
Regular  Interest,  the initial  Uncertificated  Principal  Balance thereof as reduced on each successive  Payment Date first by Liquidation Loss Amounts  allocated to the principal thereof by the  definition  of REMIC I  Liquidation  Loss  Amounts  and  second  by  principal  deemed distributed in respect  thereof on such Payment Date pursuant to Section  5.01(e) of the Trust
Agreement.  With respect to any Payment Date and REMIC II Regular  Interest SB-PO, the Initial
Certificate  Balance  reduced by the  allocation  to the  principal  thereof on prior  Payment
Dates of Liquidation  Loss Amounts,  to the extent such Liquidation Loss Amounts are allocated to the principal of the Class SB  Certificates,  and amounts deemed  distributed  with respect to such REMIC II Regular Interest.

        Uncertificated  Regular  Interests:  The REMIC I Regular  Interests,  REMIC II Regular
Interest SB-IO and REMIC II Regular Interest SB-PO.

        WG Trust 2003:  Walnut Grove Mortgage Loan Trust 2003-A, a Delaware statutory trust.

        Yield Maintenance Agreement:  The confirmation,  dated as of the Closing Date, between the Indenture  Trustee,  on behalf of the Trust,  and the YMA Provider,  relating to the Class
A-1  Notes and Class SB  Certificates  or any  replacement,  substitute,  collateral  or other arrangement in lieu thereof.

        Yield Maintenance  Payment:  For any Payment Date, the payment,  if any, due under the
Yield Maintenance Agreement in respect of such Payment Date.

        Yield Maintenance Shortfall Amount:  For any Payment Date, the amount, if any, by which the payment on the Class A-1 Notes pursuant to Section 3.05(e) of the Indenture is paid from the Yield Maintenance Payments for such Payment Date pursuant to the provisions thereof or would have been so paid but for the failure of the YMA Provider to make a payment required under the Yield Maintenance Agreement.

        YMA Provider:  HSBC Bank USA, National Association,  and its successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.